Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	WILLIAMS COMPANIES INC
Entity Central Index Key	0000107263
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false

Consolidated Statement of Operations (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Total revenues	$ 9,600	$ 8,238	$ 11,851
Segment costs and expenses:
Costs and operating expenses	7,164	6,059	8,739
Selling, general, and administrative expenses	498	512	498
Impairments of goodwill and long-lived assets	1,691	15	10
Other (income) expense - net	(26)	(3)	(226)
Total segment costs and expenses	9,327	6,583	9,021
General corporate expenses	221	164	149
Operating income (loss):
Operating income (loss)	273	1,655	2,830
Total operating income (loss)	52	1,491	2,681
Interest accrued	(632)	(661)	(636)
Interest capitalized	51	76	59
Investing income - net	209	46	189
Early debt retirement costs	(606)	(1)	(1)
Other income (expense) - net	(12)	2
Income (loss) from continuing operations before income taxes	(938)	953	2,292
Provision (benefit) for income taxes	(26)	363	733
Income (loss) from continuing operations	(912)	590	1,559
Income (loss) from discontinued operations	(10)	(229)	33
Net income (loss)	(922)	361	1,592
Less: Net income attributable to noncontrolling interests	175	76	174
Net income (loss) attributable to The Williams Companies, Inc.	(1,097)	285	1,418
Amounts attributable to The Williams Companies, Inc.:
Income (loss) from continuing operations	(1,087)	444	1,398
Income (loss) from discontinued operations	(10)	(159)	20
Net income (loss)	(1,097)	285	1,418
Basic earnings (loss) per common share:
Incom (loss) from continuing operations	$ (1.86)	$ 0.76	$ 2.41
Income (loss) from discontinued operations	$ (0.02)	$ (0.27)	$ 0.03
Net income (loss)	$ (1.88)	$ 0.49	$ 2.44
Weighted-average shares (thousands)	584,552	581,674	581,342
Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$ (1.86)	$ 0.76	$ 2.37
Income (loss) from discontinued operations	$ (0.02)	$ (0.27)	$ 0.03
Net income (loss)	$ (1.88)	$ 0.49	$ 2.4
Weighted-average shares (thousands)	584,552	589,385	592,719
Williams Partners
Revenues:
Total revenues	5,715	4,602	5,847
Operating income (loss):
Operating income (loss)	1,465	1,236	1,349
Exploration & Production
Revenues:
Total revenues	4,026	3,667	6,156
Operating income (loss):
Operating income (loss)	(1,355)	383	1,381
Midstream Canada & Olefins
Revenues:
Total revenues	1,033	753	1,233
Operating income (loss):
Operating income (loss)	172	37	111
Other
Revenues:
Total revenues	24	27	24
Operating income (loss):
Operating income (loss)	(9)	(1)	(11)
Intercompany Eliminations
Revenues:
Total revenues	(1,198)	(811)	(1,409)
General Corporate Expense
Operating income (loss):
Total operating income (loss)	$ (221)	$ (164)	$ (149)

Consolidated Balance Sheet (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 795	$ 1,867
Accounts and notes receivable (net of allowance of $15 at December 31, 2010 and $22 at December 31,2009)	859	816
Inventories	302	221
Derivative assets	400	650
Other current assets and deferred charges	174	239
Total current assets	2,530	3,793
Investments	1,344	886
Property, plant and equipment - net	20,221	18,582
Derivative assets	173	444
Goodwill	8	1,011
Other assets and deferred charges	696	564
Total assets	24,972	25,280
Current liabilities:
Accounts payable	918	934
Accrued liabilities	1,002	948
Derivative liabilities	146	578
Long-term debt due within one year	508	17
Total current liabilities	2,574	2,477
Long-term debt	8,600	8,259
Deferred income taxes	3,448	3,656
Derivative liabilities	143	428
Other liabilities and deferred income	1,588	1,441
Contingent liabilities and commitments (Note 16)
Stockholders' equity:
Common stock (960 million shares authorized at $1 par value; 620 million shares issued at December 31, 2010, and 618 million shares issued at December 31, 2009)	620	618
Capital in excess of par value	8,269	8,135
Retained earnings (deficit)	(478)	903
Accumulated other comprehensive income (loss)	(82)	(168)
Treasury stock, at cost (35 million shares of common stock)	(1,041)	(1,041)
Total stockholders' equity	7,288	8,447
Noncontrolling interests in consolidated subsidiaries	1,331	572
Total equity	8,619	9,019
Total liabilities and equity	$ 24,972	$ 25,280

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for Doubtful Accounts Receivable, Current	$ 15	$ 22
Stockholders' equity:
Common Stock, Shares Authorized	960	960
Common Stock, Par or Stated Value Per Share	$ 1	$ 1
Common Stock, Shares Issued	620	618
Treasury Stock, Shares	35	35

Consolidated Statement of Changes in Equity (USD $) In Millions	Total	Common Stock	Capital in Excess of Par Value	Retained Earnings (Deficit)	Accumulated Other Comprehensive Loss	Treasury Stock	Total Stockholders' Equity	Noncontrolling Interests
Beginning balance at Dec. 31, 2007	$ 7,805	$ 608	$ 6,748	$ (293)	$ (121)	$ (567)	$ 6,375	$ 1,430
Comprehensive income/loss:
Net income (loss)	1,592			1,418			1,418	174
Other comprehensive income/loss:
Cash Flow Hedges, Other Comprehensive Income, Net of Tax	455				453		453	2
Foreign Currency Translation, Other Comprehensive Income, Net of Tax	(76)				(76)		(76)
Pension benefits:
Prior service cost	1				1		1
Net actuarial loss/gain	(344)				(337)		(337)	(7)
Other postretirement benefits:
Prior service cost	9				9		9
Net actuarial loss/gain	(9)				(9)		(9)
Total other comprehensive income/loss	36						41	(5)
Total comprehensive income (loss)	1,628						1,459	169
Purchase of treasury stock (Note12)	(474)					(474)	(474)
Cash dividends - common stock (Note 12)	(250)			(250)			(250)
Dividends and distributions to noncontrolling interests	(122)							(122)
Issuance of common stock from 5.5% debentures conversion (Note 12)	27	2	25				27
Sale of limited parnter units of consolidated partnership	362							362
Stock-based compensation, net of tax benefit	70	3	67				70
Conversion of Williams Partners L.P.subordinated units to common units (Note 12)			1,225				1,225	(1,225)
Other	8		9	(1)			8
Ending balance at Dec. 31, 2008	9,054	613	8,074	874	(80)	(1,041)	8,440	614
Comprehensive income/loss:
Net income (loss)	361			285			285	76
Other comprehensive income/loss:
Cash Flow Hedges, Other Comprehensive Income, Net of Tax	(221)				(221)		(221)
Foreign Currency Translation, Other Comprehensive Income, Net of Tax	83				83		83
Pension benefits:
Net actuarial loss/gain	53				46		46	7
Other postretirement benefits:
Prior service cost	4				4		4
Total other comprehensive income/loss	(81)						(88)	7
Total comprehensive income (loss)	280						197	83
Cash dividends - common stock (Note 12)	(256)			(256)			(256)
Dividends and distributions to noncontrolling interests	(129)							(129)
Issuance of common stock from 5.5% debentures conversion (Note 12)	28	3	25				28
Stock-based compensation, net of tax benefit	38	2	36				38
Other	4							4
Ending balance at Dec. 31, 2009	9,019	618	8,135	903	(168)	(1,041)	8,447	572
Comprehensive income/loss:
Net income (loss)	(922)			(1,097)			(1,097)	175
Other comprehensive income/loss:
Cash Flow Hedges, Other Comprehensive Income, Net of Tax	92				92		92
Foreign Currency Translation, Other Comprehensive Income, Net of Tax	29				29		29
Pension benefits:
Prior service cost	1				1		1
Net actuarial loss/gain	(25)				(25)		(25)
Other postretirement benefits:
Prior service cost	(3)				(3)		(3)
Net actuarial loss/gain	(8)				(8)		(8)
Total other comprehensive income/loss	86						86
Total comprehensive income (loss)	(836)						(1,011)	175
Cash dividends - common stock (Note 12)	(284)			(284)			(284)
Dividends and distributions to noncontrolling interests	(145)							(145)
Issuance of common stock from 5.5% debentures conversion (Note 12)	2		2				2
Sale of limited parnter units of consolidated partnership	806							806
Stock-based compensation, net of tax benefit	57	2	55				57
Changes in William Partners L.P. ownership interest, net			77				77	(77)
Ending balance at Dec. 31, 2010	$ 8,619	$ 620	$ 8,269	$ (478)	$ (82)	$ (1,041)	$ 7,288	$ 1,331

Consolidated Statement of Changes in Equity (Parenthetical)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Percentage of debt instrument	5.50%	5.50%	5.50%
Common Stock
Percentage of debt instrument		5.50%	5.50%
Capital in Excess of Par Value
Percentage of debt instrument	5.50%	5.50%	5.50%
Total Stockholders' Equity
Percentage of debt instrument	5.50%	5.50%	5.50%

Consolidated Statement of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
OPERATING ACTIVITIES:
Net income (loss)	$ (922)	$ 361	$ 1,592
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, depletion and amortization	1,507	1,469	1,310
Provision (benefit) for deferred income taxes	(155)	249	611
Provision for loss on goodwill, investments, property and other assets	1,735	386	166
Gain on sale of contractual production rights			(148)
Provision for doubtful accounts and notes	(6)	48	15
Amortization of stock-based awards	48	43	31
Early debt retirement costs	606	1	1
Cash provided (used) by changes in current assets and liabilities:
Accounts and notes receivable	(36)	52	335
Inventories	(81)	33	(48)
Margin deposits and customer margin deposits payable	(1)	4	88
Other current assets and deferred charges	43	7	(82)
Accounts payable	(14)	5	(343)
Accrued liabilities	(29)	(170)	7
Changes in current and noncurrent derivative assets and liabilities	(42)	36	(121)
Other, including changes in noncurrent assets and liabilities	(2)	48	(59)
Net cash provided by operating activities	2,651	2,572	3,355
FINANCING ACTIVITIES:
Proceeds from long-term debt	5,129	595	674
Payments of long-term debt	(4,305)	(33)	(665)
Proceeds from sale of limited partner units of consolidated partnerships	806		362
Dividends paid	(284)	(256)	(250)
Purchase of treasury stock			(474)
Dividends and distributions paid to noncontrolling interests	(145)	(129)	(122)
Payments for debt issuance costs	(71)	(7)	(4)
Premiums paid on early debt retirements	(574)
Changes in restricted cash		40	(5)
Changes in cash overdrafts	14	(51)
Other - net	3	7	52
Net cash provided (used) by financing activities	573	166	(432)
INVESTING ACTIVITIES:
Capital expenditures	(2,788)	(2,387)	(3,394)
Purchases of investments/advances to affiliates	(488)	(142)	(111)
Purchase of businesses	(1,099)
Proceeds from sale of contractual production rights			148
Distribution from Gulfstream Natural Gas System, L.L.C.		148
Other - net	79	71	174
Net cash used by investing activities	(4,296)	(2,310)	(3,183)
Increase (decrease) in cash and cash equivalents	(1,072)	428	(260)
Cash and cash equivalents at beginning of year	1,867	1,439	1,699
Cash and cash equivalents at end of year	795	1,867	1,439
Increases to property, plant and equipment	(2,755)	(2,314)	(3,475)
Changes in related accounts payable and accrued liabilities	(33)	(73)	81
Capital expenditures	$ (2,788)	$ (2,387)	$ (3,394)

Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Description of Business Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies
Note 1. Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies
Description of Business
     Operations of our company are located principally in the United States and are organized into the following reporting segments: Williams Partners, Exploration & Production, and Midstream Canada & Olefins. All remaining business activities are included in Other.
     Williams Partners consists of our consolidated master limited partnership, Williams Partners L.P. (WPZ) and includes the gas pipeline and midstream businesses that were contributed as part of our first quarter 2010 restructuring. The contributed gas pipeline businesses include 100 percent of Transcontinental Gas Pipe Line Company, LLC (Transco), 65 percent of Northwest Pipeline GP (Northwest Pipeline), and 24.5 percent of Gulfstream Natural Gas System, L.L.C. (Gulfstream). The remaining 35 percent of Northwest Pipeline is directly owned by WPZ following the third quarter 2010 merger of WPZ and Williams Pipeline Partners L.P. (WMZ). WPZ’s midstream operations are composed of significant, large-scale operations in the Rocky Mountain and Gulf Coast regions, operations in Pennsylvania’s Marcellus Shale region, and various equity investments in domestic processing and fractionation assets. WPZ’s midstream assets also include substantial operations and investments in the Four Corners and Gulf Coast regions, as well as a NGLs fractionator and storage facilities near Conway, Kansas.
     Exploration & Production includes the natural gas development, production and gas management activities primarily in the Rocky Mountain and Mid-Continent regions of the United States, natural gas development activities in the northeastern portion of the United States, oil and natural gas interests in South America, and more recently, oil development activities in the northern United States. The gas management activities include procuring fuel and shrink gas for our midstream businesses and providing marketing to third parties, such as producers. Additionally, gas management activities include managing various natural gas related contracts such as transportation, storage, and related hedges.
     Our Midstream Canada & Olefins segment includes our oil sands off-gas processing plant near Fort McMurray, Alberta, our NGL/olefin fractionation facility and butylene/butane splitter facility at Redwater, Alberta, our NGL light-feed olefins cracker in Geismar, Louisiana along with associated ethane and propane pipelines, and our refinery grade splitter in Louisiana.
     Other includes other business activities that are not operating segments, primarily a 25.5 percent interest in Gulfstream, as well as corporate operations.
Basis of Presentation
     Beginning with the first quarter of 2011, we changed our segment reporting structure to present our Canadian midstream and domestic olefins operations as a separate segment, Midstream Canada & Olefins. This change reflects the expected growth in this business and our chief operating decision-maker’s increased focus on these operations, which were previously reflected in Other. Also in the first quarter 2011, we initiated a formal process to pursue the divestiture of our holdings in the Arkoma basin. As these assets are held for sale, will be eliminated from our ongoing operations, and we will not have any significant continuing involvement, we reported the results of operations and financial position of the Arkoma operations as discontinued operations. These consolidated financial statements and notes have been recast to reflect the revised segment and Arkoma discontinued operations presentation. (See Notes 2 and 18).
     During fourth-quarter 2010, we contributed a business represented by certain gathering and processing assets in Colorado’s Piceance basin to WPZ. The transaction has been accounted for as a combination of entities under common control whereby the assets and liabilities sold were recorded by WPZ at their historical amounts. The operations of this business and the related assets and liabilities were previously reported through our Exploration & Production segment, however they are now reported in our Williams Partners segment. Prior period segment disclosures have been adjusted for this transaction.
Master limited partnerships
     At December 31, 2010, we own approximately 75 percent of the interests in WPZ, including the interests of the general partner, which is wholly owned by us, and incentive distribution rights. At December 31, 2009, we owned approximately 24 percent of WPZ. Changes in our ownership of WPZ occurring during the past year include:
•	In conjunction with our first quarter 2010 restructuring, we ultimately received 203,000,000 common units from WPZ. Following this transaction, we owned approximately 84 percent of WPZ.

•	On August 31, 2010, WMZ unitholders approved the merger between WMZ and WPZ. As a result of the merger, effective September 1, 2010, WMZ unitholders, other than its general partner, received 0.7584 WPZ common units for each WMZ common unit they owned at the effective time of the merger, for a total issuance of 13,580,485 common units. Upon completing this merger, WMZ is wholly owned by WPZ and is no longer publicly traded.

•	On September 28, 2010, WPZ completed an equity issuance of common units resulting in proceeds of $380 million, net of the underwriters’ discount and fees.

•	On October 8, 2010, WPZ sold additional common units to the underwriters upon the underwriters’ exercise of their option to purchase additional common units pursuant to WPZ’s common unit offering in September 2010. The offering resulted in proceeds of $57 million, net of the underwriters’ discount and fees.

•	On December 17, 2010, WPZ completed an equity issuance of common units resulting in proceeds of approximately $369 million, net of the underwriters’ discount and fees.
     These transactions resulted in changes in ownership between us and the noncontrolling interest that have been accounted for as equity transactions, resulting in an aggregate  $77 million increase in capital in excess of par and a corresponding decrease in noncontrolling interest in consolidated subsidiaries.
     WPZ is self funding and maintains separate lines of bank credit and cash management accounts. Cash distributions from WPZ to us, including any associated with our incentive distribution rights, occur through the normal partnership distributions from WPZ to all partners.
Discontinued operations
     The accompanying consolidated financial statements and notes reflect the results of operations and financial position of certain of our Venezuela operations, our holdings in the Arkoma basin that were previously reported within Exploration & Production, and other former businesses as discontinued operations. (See Note 2).
     Unless indicated otherwise, the information in the Notes to the Consolidated Financial Statements relates to our continuing operations.
Summary of Significant Accounting Policies
Principles of consolidation
     The consolidated financial statements include the accounts of our corporate parent and our majority-owned or controlled subsidiaries and investments. We apply the equity method of accounting for investments in unconsolidated companies in which we and our subsidiaries own 20 to 50 percent of the voting interest, otherwise exercise significant influence over operating and financial policies of the company, or where majority ownership does not provide us with control due to significant participatory rights of other owners.
Use of estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
     Significant estimates and assumptions include:
•	Impairment assessments of investments, long-lived assets and goodwill;

•	Litigation-related contingencies;

•	Valuations of derivatives;

•	Hedge accounting correlations and probability;

•	Environmental remediation obligations;

•	Realization of deferred income tax assets;

•	Valuation of Exploration & Production’s reserves;

•	Asset retirement obligations;

•	Pension and postretirement valuation variables.
These estimates are discussed further throughout these notes.
Regulatory accounting
     Transco and Northwest Pipeline are regulated by the Federal Energy Regulatory Commission (FERC). Their rates established by the FERC are designed to recover the costs of providing the regulated services, and their competitive environment makes it probable that such rates can be charged and collected. Therefore, our management has determined that it is appropriate to account for and report regulatory assets and liabilities related to these operations consistent with the economic effect of the way in which their rates are established. Accounting for these businesses that are regulated can differ from the accounting requirements for non-regulated businesses. These differences are discussed further throughout these notes.
Cash and cash equivalents
     Our cash and cash equivalents balance includes amounts primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government. These have maturity dates of three months or less when acquired.
Accounts receivable
     Accounts receivable are carried on a gross basis, with no discounting, less the allowance for doubtful accounts. We estimate the allowance for doubtful accounts based on existing economic conditions, the financial conditions of the customers and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Interest income related to past due accounts receivable is generally recognized at the time full payment is received or collectability is assured. Past due accounts are generally written off against the allowance for doubtful accounts only after all collection attempts have been exhausted.
Inventory valuation
     All inventories are stated at the lower of cost or market. The cost of inventories is primarily determined using the average-cost method. We determine the cost of certain natural gas inventories held by Transco using the last-in, first-out (LIFO) cost method. LIFO inventory at December 31, 2010 and 2009 is  $9 million and  $7 million, respectively.
Property, plant, and equipment
     Property, plant, and equipment is recorded at cost. We base the carrying value of these assets on estimates, assumptions and judgments relative to capitalized costs, useful lives and salvage values.
     As regulated entities, Northwest Pipeline and Transco provide for depreciation using the straight-line method at FERC-prescribed rates. See Note 9 for depreciation rates used for major regulated gas plant facilities.
     Depreciation for nonregulated entities is provided primarily on the straight-line method over estimated useful lives, except as noted below for oil and gas exploration and production activities. See Note 9 for the estimated useful lives associated with our nonregulated assets.
     Gains or losses from the ordinary sale or retirement of property, plant, and equipment for regulated pipelines are credited or charged to accumulated depreciation; other gains or losses are recorded in other (income) expense — net included in operating income.
     Ordinary maintenance and repair costs are generally expensed as incurred. Costs of major renewals and replacements are capitalized as property, plant, and equipment — net.
     Oil and gas exploration and production activities are accounted for under the successful efforts method. Costs incurred in connection with the drilling and equipping of exploratory wells, as applicable, are capitalized as incurred. If proved reserves are not found, such costs are charged to expense. Other exploration costs, including lease rentals, are expensed as incurred. All costs related to development wells, including related production equipment and lease acquisition costs, are capitalized when incurred. Depreciation, depletion and amortization is provided under the units-of-production method on a field basis.
     We record an asset and a liability upon incurrence equal to the present value of each expected future asset retirement obligation (ARO). The ARO asset is depreciated in a manner consistent with the depreciation of the underlying physical asset. We measure changes in the liability due to passage of time by applying an interest method of allocation. This amount is recognized as an increase in the carrying amount of the liability and as a corresponding accretion expense included in other (income) expense — net included in operating income, except for regulated entities, for which the liability is offset by a regulatory asset as management expects to recover amounts in future rates. The regulatory asset is amortized commensurate with our collection of those costs in rates.
     Measurements of AROs include, as a component of future expected costs, an estimate of the price that a third party would demand, and could expect to receive, for bearing the uncertainties inherent in the obligations, sometimes referred to as a market-risk premium.
Goodwill
     Goodwill represents the excess of cost over fair value of the assets of businesses acquired. It is evaluated at least annually for impairment by first comparing our management’s estimate of the fair value of a reporting unit with its carrying value, including goodwill. If the carrying value of the reporting unit exceeds its fair value, a computation of the implied fair value of the goodwill is compared with its related carrying value. If the carrying value of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in the amount of the excess.
     As a result of significant declines in forward natural gas prices during the third quarter of 2010, we performed an interim impairment assessment of our goodwill. As a result of that assessment, we recorded an impairment of goodwill of approximately  $1 billion. See Note 4.
Cash flows from revolving credit facilities
     Proceeds and payments related to borrowings under our credit facilities are reflected in the financing activities of the Consolidated Statement of Cash Flows on a gross basis.
Treasury stock
     Treasury stock purchases are accounted for under the cost method whereby the entire cost of the acquired stock is recorded as treasury stock. Gains and losses on the subsequent reissuance of shares are credited or charged to capital in excess of par value using the average-cost method.
Derivative instruments and hedging activities
     We utilize derivatives to manage our commodity price risk. These instruments consist primarily of futures contracts, swap agreements, option contracts, and forward contracts involving short- and long-term purchases and sales of a physical energy commodity.
     We report the fair value of derivatives, except for those for which the normal purchases and normal sales exception has been elected, on the Consolidated Balance Sheet in derivative assets and derivative liabilities as either current or noncurrent. We determine the current and noncurrent classification based on the timing of expected future cash flows of individual trades. We report these amounts on a gross basis. Additionally, we report cash collateral receivables and payables with our counterparties on a gross basis.
     The accounting for the changes in fair value of a commodity derivative can be summarized as follows:

Derivative Treatment	Accounting Method
Normal purchases and normal sales exception	Accrual accounting
Designated in a qualifying hedging relationship	Hedge accounting
All other derivatives	Mark-to-market accounting
     We may elect the normal purchases and normal sales exception for certain short- and long-term purchases and sales of a physical energy commodity. Under accrual accounting, any change in the fair value of these derivatives is not reflected on the balance sheet after the initial election of the exception.
     We have also designated a hedging relationship for certain commodity derivatives. For a derivative to qualify for designation in a hedging relationship, it must meet specific criteria and we must maintain appropriate documentation. We establish hedging relationships pursuant to our risk management policies. We evaluate the hedging relationships at the inception of the hedge and on an ongoing basis to determine whether the hedging relationship is, and is expected to remain, highly effective in achieving offsetting changes in fair value or cash flows attributable to the underlying risk being hedged. We also regularly assess whether the hedged forecasted transaction is probable of occurring. If a derivative ceases to be or is no longer expected to be highly effective, or if we believe the likelihood of occurrence of the hedged forecasted transaction is no longer probable, hedge accounting is discontinued prospectively, and future changes in the fair value of the derivative are recognized currently in revenues or costs and operating expenses dependent upon the underlying hedge transaction.
     For commodity derivatives designated as a cash flow hedge, the effective portion of the change in fair value of the derivative is reported in accumulated other comprehensive income (loss) (AOCI) and reclassified into earnings in the period in which the hedged item affects earnings. Any ineffective portion of the derivative’s change in fair value is recognized currently in revenues or costs and operating expenses. Gains or losses deferred in AOCI associated with terminated derivatives, derivatives that cease to be highly effective hedges, derivatives for which the forecasted transaction is reasonably possible but no longer probable of occurring, and cash flow hedges that have been otherwise discontinued remain in AOCI until the hedged item affects earnings. If it becomes probable that the forecasted transaction designated as the hedged item in a cash flow hedge will not occur, any gain or loss deferred in AOCI is recognized in revenues or costs and operating expenses at that time. The change in likelihood is a judgmental decision that includes qualitative assessments made by management.
     For commodity derivatives that are not designated in a hedging relationship, and for which we have not elected the normal purchases and normal sales exception, we report changes in fair value currently in revenues or costs and operating expenses dependent upon the underlying hedge transaction.
     Certain gains and losses on derivative instruments included in the Consolidated Statement of Operations are netted together to a single net gain or loss, while other gains and losses are reported on a gross basis. Gains and losses recorded on a net basis include:
•	Unrealized gains and losses on all derivatives that are not designated as hedges and for which we have not elected the normal purchases and normal sales exception;

•	The ineffective portion of unrealized gains and losses on derivatives that are designated as cash flow hedges;

•	Realized gains and losses on all derivatives that settle financially other than natural gas derivatives for NGL processing activities;

•	Realized gains and losses on derivatives held for trading purposes;

•	Realized gains and losses on derivatives entered into as a pre-contemplated buy/sell arrangement.
     Realized gains and losses on derivatives that require physical delivery, as well as natural gas derivatives for NGL processing activities and which are not held for trading purposes nor were entered into as a pre-contemplated buy/sell arrangement, are recorded on a gross basis. In reaching our conclusions on this presentation, we considered whether we act as principal in the transaction; whether we have the risks and rewards of ownership, including credit risk; and whether we have latitude in establishing prices.
Revenues
     Revenues from our gas pipeline businesses are primarily from services pursuant to long-term firm transportation and storage agreements. These agreements provide for a reservation charge based on the volume of contracted capacity and a commodity charge based on the volume of gas delivered, both at rates specified in our FERC tariffs. We recognize revenues for reservation charges ratably over the contract period regardless of the volume of natural gas that is transported or stored. Revenues for commodity charges, from both firm and interruptible transportation services, and storage injection and withdrawal services, are recognized when natural gas is delivered at the agreed upon delivery point or when natural gas is injected or withdrawn from the storage facility.
     In the course of providing transportation services to customers, we may receive different quantities of gas from shippers than the quantities delivered on behalf of those shippers. The resulting imbalances are primarily settled through the purchase and sale of gas with our customers under terms provided for in our FERC tariffs. Revenue is recognized from the sale of gas upon settlement of the transportation and exchange imbalances.
     As a result of the ratemaking process, certain revenues collected by us may be subject to refunds upon the issuance of final orders by the FERC in pending rate proceedings. We record estimates of rate refund liabilities considering our and other third-party regulatory proceedings, advice of counsel and other risks.
     Revenues from our midstream operations include those derived from natural gas gathering and processing services and are performed under volumetric-based fee contracts, keep-whole agreements and percent-of-liquids arrangements. Revenues under volumetric-based fee contracts are recorded when services have been performed. Under keep-whole and percent-of-liquids processing contracts, we retain the rights to all or a portion of the NGLs extracted from the producers’ natural gas stream and recognize revenues when the extracted NGLs are sold and delivered.
     Oil gathering and transportation revenues and offshore production handling fees of our midstream operations are recognized when the services have been performed. Certain offshore production handling contracts contain fixed payment terms that result in the deferral of revenues until such services have been performed.
     We market NGLs that we purchase from our producer customers. Revenues from marketing NGLs are recognized when the products have been sold and delivered.
     Storage revenues under prepaid contracted storage capacity contracts are recognized evenly over the life of the contract as services are provided.
     Revenues for sales of natural gas are recognized when the product is sold and delivered. Revenues from the domestic production of natural gas in properties for which Exploration & Production has an interest with other producers are recognized based on the actual volumes sold during the period. Any differences between volumes sold and entitlement volumes, based on Exploration & Production’s net working interest, that are determined to be nonrecoverable through remaining production are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are not significant.
     We have NGLs and olefins extraction operations where we retain certain products extracted from the producers’ off-gas stream and we recognize revenues when the extracted products are sold and delivered to our purchasers. We also produce olefins from purchased feed-stock, and we recognize revenues when the olefins are sold and delivered.
Impairment of long-lived assets and investments
     We evaluate the long-lived assets of identifiable business activities for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such assets may not be recoverable. Except for proved and unproved properties discussed below, when an indicator of impairment has occurred, we compare our management’s estimate of undiscounted future cash flows attributable to the assets to the carrying value of the assets to determine whether an impairment has occurred and we apply a probability-weighted approach to consider the likelihood of different cash flow assumptions and possible outcomes including selling in the near term or holding for the remaining estimated useful life. If an impairment of the carrying value has occurred, we determine the amount of the impairment recognized in the financial statements by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value.
     For assets identified to be disposed of in the future and considered held for sale, we compare the carrying value to the estimated fair value less the cost to sell to determine if recognition of an impairment is required. Until the assets are disposed of, the estimated fair value, which includes estimated cash flows from operations until the assumed date of sale, is recalculated when related events or circumstances change.
     Proved properties, including developed and undeveloped, are assessed for impairment using estimated future undiscounted cash flows on a field basis. If the undiscounted cash flows are less than the carrying value of the assets, then a subsequent analysis to estimate fair value is performed using discounted cash flows. Estimating future cash flows involves the use of complex judgments such as estimation of the oil and gas reserve quantities, risk associated with the different categories of oil and gas reserves, timing of development and production, expected future commodity prices, capital expenditures, and production costs.
     Unproved properties include lease acquisition costs and costs of acquired unproved reserves. Individually significant lease acquisition costs are assessed annually, or as conditions warrant, for impairment considering our future drilling plans, the remaining lease term and recent drilling results. Lease acquisition costs that are not individually significant are aggregated, and the portion of such costs estimated to be nonproductive is amortized over the average holding period. The estimate of what could be nonproductive is based on our historical experience or other information, including current drilling plans and existing geological data. A majority of the costs of acquired unproved reserves are associated with areas to which proved developed producing reserves are also attributed. Generally, economic recovery of unproved reserves in such areas is not yet supported by actual production or conclusive formation tests, but may be confirmed by our continuing development program. Ultimate recovery of potentially recoverable reserves in areas with established production generally has greater probability than in areas with limited or no prior drilling activity. Costs of acquired unproved reserves are assessed annually, or as conditions warrant, for impairment using estimated future discounted cash flows on a field basis and considering our future drilling plans. If the unproved properties are determined to be productive, the appropriate related costs are transferred to proved oil and gas properties.
     We evaluate our investments for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such investments may have experienced an other-than-temporary decline in value. When evidence of loss in value has occurred, we compare our estimate of fair value of the investment to the carrying value of the investment to determine whether an impairment has occurred. If the estimated fair value is less than the carrying value and we consider the decline in value to be other-than-temporary, the excess of the carrying value over the fair value is recognized in the consolidated financial statements as an impairment charge.
     Judgments and assumptions are inherent in our management’s estimate of undiscounted future cash flows and an asset’s fair value. Additionally, judgment is used to determine the probability of sale with respect to assets considered for disposal.
Capitalization of interest
     We capitalize interest during construction on major projects with construction periods of at least three months and a total project cost in excess of  $1 million. Interest is capitalized on borrowed funds and, where regulation by the FERC exists, on internally generated funds as a component of other income (expense) — net. The rates used by regulated companies are calculated in accordance with FERC rules. Rates used by nonregulated companies are based on the average interest rate on debt.
Employee stock-based awards
     Stock options are valued at the date of award, which does not precede the approval date, and compensation cost is recognized on a straight-line basis, net of estimated forfeitures, over the requisite service period. The purchase price per share for stock options may not be less than the market price of the underlying stock on the date of grant. Stock options generally become exercisable over a three-year period from the date of grant and can be subject to accelerated vesting if certain future stock prices or specific financial performance targets are achieved. Stock options generally expire ten years after the grant.
     Restricted stock units are generally valued at market value on the grant date and generally vest over three years. Restricted stock unit compensation cost, net of estimated forfeitures, is generally recognized over the vesting period on a straight-line basis.
Income taxes
     We include the operations of our subsidiaries in our consolidated tax return. Deferred income taxes are computed using the liability method and are provided on all temporary differences between the financial basis and the tax basis of our assets and liabilities. Our management’s judgment and income tax assumptions are used to determine the levels, if any, of valuation allowances associated with deferred tax assets.
Earnings (loss) per common share
     Basic earnings (loss) per common share is based on the sum of the weighted-average number of common shares outstanding and vested restricted stock units. Diluted earnings (loss) per common share includes any dilutive effect of stock options, nonvested restricted stock units and, for applicable periods presented, convertible debt, unless otherwise noted.
Foreign currency translation
     Certain of our foreign subsidiaries use the Canadian dollar as their functional currency. Assets and liabilities of such foreign subsidiaries are translated at the spot rate in effect at the applicable reporting date, and the combined statements of operations are translated into the U.S. dollar at the average exchange rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of AOCI.
     Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the Consolidated Statement of Operations.
Issuance of equity of consolidated subsidiary
     Sales of residual equity interests in a consolidated subsidiary are accounted for as capital transactions. No adjustments to capital are made for sales of preferential interests in a subsidiary. No gain or loss is recognized on these transactions.

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations
Note 2. Discontinued Operations
Summarized Results of Discontinued Operations

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Revenues	$16	$17	$210

Income (loss) from discontinued operations before (impairments) and gain on sale, gain on deconsolidation and income taxes	$(8)	$(92)	$236
(Impairments) and gain on sale	(1)	(216)	(135)
Gain on deconsolidation	—	9	—
(Provision) benefit for income taxes	(1)	70	(68)

Income (loss) from discontinued operations	$(10)	$(229)	$33

Income (loss) from discontinued operations:
Attributable to noncontrolling interests	$—	$(70)	$13
Attributable to The Williams Companies, Inc.	$(10)	$(159)	$20
     The decrease in revenues primarily reflects the cessation of revenue recognition of our discontinued Venezuela operations in 2009.
     Income (loss) from discontinued operations before (impairments) and gain on sale, gain on deconsolidation, and income taxes for 2009 primarily includes losses from our discontinued Venezuela operations, including  $48 million of bad debt expense and a  $30 million net charge related to the write-off of certain deferred charges and credits. Offsetting these losses is a  $15 million gain related to our former coal operations.
     Income (loss) from discontinued operations before (impairments) and gain on sale, gain on deconsolidation, and income taxes for 2008 includes:
•	$140 million of gains related to the favorable resolution of matters involving pipeline transportation rates associated with our former Alaska operations;

•	$77 million of income related to our discontinued Venezuela operations;

•	$54 million of income related to a reduction of remaining amounts accrued in excess of our obligation associated with the Trans-Alaska Pipeline System Quality Bank;

•	An $11 million charge associated with an oil purchase contract related to our former Alaska refinery;

•	A $10 million charge associated with a settlement primarily related to the sale of NGL pipeline systems in 2002.
     (Impairments) and gain on sale for 2009 primarily reflects an impairment of our Venezuela property, plant, and equipment. (See Note 14.) Also included is an impairment charge of  $5 million related to properties in the Arkoma basin.
     (Impairments) and gain on sale for 2008 includes an impairment charge of  $143 million related to properties in the Arkoma basin and the final proceeds from the 2007 sale of our former power business.
     Gain on deconsolidation reflects the gain recognized when we deconsolidated the entities that owned and operated our Venezuela gas compression facilities prior to their expropriation by the Venezuelan government in 2009.
     (Provision) benefit for income taxes for 2009 includes a  $76 million benefit from the reversal of deferred tax balances related to our discontinued Venezuela operations.
     The assets of our holdings in the Arkoma basin, which were previously reported within Exploration & Production, comprise significantly less than 0.5 percent of our total consolidated assets as of December 31, 2010 and 2009, and are reported primarily within other current assets and deferred charges and other assets and deferred charges, respectively, on our Consolidated Balance Sheet. Liabilities of our discontinued operations are insignificant for these periods.

Investing Activities	12 Months Ended
Dec. 31, 2010
Investing Activities [Abstract]
Investing activities
Note 3. Investing Activities
Investing Income

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Equity earnings*	$163	$136	$137
Income (loss) from investments*	43	(75)	1
Impairment of cost-based investments	—	(22)	(4)
Interest income and other	3	7	55

Total investing income	$209	$46	$189

*	Items also included in segment profit (loss). (See Note 18.)
     Income (loss) from investments in 2009 reflects a  $75 million impairment charge related to an other-than-temporary loss in value associated with our Venezuelan investment in Accroven SRL (Accroven). Accroven owns and operates gas processing facilities and a NGL fractionation plant for the exclusive benefit of Petróleos de Venezuela S.A. (PDVSA). The deteriorating circumstances in the first quarter of 2009 for our Venezuelan operations caused us to review our investment in Accroven. We utilized a probability-weighted discounted cash flow analysis, which included an after-tax discount rate of 20 percent to reflect the risk associated with operating in Venezuela. Accroven was not part of the operations that were expropriated by the Venezuelan government in May 2009.
     In June 2010, we sold our 50 percent interest in Accroven to the state-owned oil company, PDVSA for  $107 million. Of this amount,  $13 million was received in cash at closing and another  $30 million was received in August 2010. The remainder is due in six quarterly payments beginning October 31, 2010. The first quarterly payment of  $11 million was received in January 2011 and will be recognized as income in 2011. We will continue to recognize the resulting gain as cash is received. Accroven was not part of our operations that were expropriated by the Venezuelan government in May 2009.
     Impairment of cost-based investments in 2009 includes an  $11 million impairment related to our 4 percent interest in a Venezuelan corporation that owns and operates oil and gas activities. This investment resulted from our previous 10 percent direct working interest in a concession that was converted to a reduced interest in a mixed company at the direction of the Venezuelan government in 2006. Considering our evaluation of the deteriorating financial condition of this corporation, we recorded an other-than-temporary decline in value of our remaining investment balance.
     The unfavorable change in interest income and other in 2009 is primarily due to lower average interest rates which continued in 2010.
Investments

	December 31,
	2010	2009
	(Millions)
Equity method:
Overland Pass Pipeline Company LLC — 50%	$429	$—
Gulfstream — 50%(1)	378	383
Discovery Producer Services LLC — 60%(2)	181	189
Laurel Mountain Midstream, LLC — 51%(2)	170	133
Petrolera Entre Lomas S.A. — 40.8%	81	81
Other	103	98

	1,342	884
Cost method	2	2

	$1,344	$886

(1)	As of December 31, 2010, 24.5 percent interest is held within Williams Partners, with the remaining 25.5 percent held within Other.

(2)	We account for these investments under the equity method due to the significant participatory rights of our partners such that we do not control the investments.
     Differences between the carrying value of our equity investments and the underlying equity in the net assets of the investees are primarily related to impairments we previously recognized. These differences are amortized over the expected remaining life of the investees’ underlying assets.
     In September 2010, we purchased an additional 49 percent ownership interest in Overland Pass Pipeline Company LLC (OPPL) for  $424 million. In addition, we invested  $43 million and  $133 million in Laurel Mountain Midstream, LLC in 2010 and 2009, respectively.
     Dividends and distributions, including those presented below, received from companies accounted for by the equity method were  $193 million,  $291 million, and  $167 million in 2010, 2009, and 2008, respectively. These transactions reduced the carrying value of our investments. These dividends and distributions primarily included:

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Gulfstream	$81	$223	$58
Discovery Producer Services LLC	44	32	56
Aux Sable Liquid Products LP	28	15	28
     In 2009, we received a  $148 million distribution from Gulfstream following its debt offering.
Summarized Financial Position and Results of Operations of Equity Method Investments (Unaudited)

	December 31,
	2010	2009
	(Millions)
Current assets	$321	$383
Noncurrent assets	4,421	3,723
Current liabilities	229	266
Noncurrent liabilities	1,409	1,511

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Gross revenue	$1,362	$1,115	$1,246
Operating income	699	516	521
Net income	508	396	405

Asset Sales, Impairments and Other Accruals	12 Months Ended
Dec. 31, 2010
Asset Sales Impairments and Other Accruals [Abstract]
Asset Sales Impairments and Other Accruals
Note 4. Asset Sales, Impairments and Other Accruals
     The following table presents significant gains or losses reflected in impairments of goodwill and long-lived assets and other (income) expense — net within segment costs and expenses:

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Williams Partners
Involuntary conversion gains	$(18)	$(4)	$(17)
Gains on sales of certain assets	(12)	(40)	(10)
Accrual of regulatory liability related to overcollection of certain employee expenses	10	—	—
Impairments of certain gathering and transportation assets	9	—	6
Exploration & Production
Gain on sale of contractual right to an international production payment	—	—	(148)
Impairment of goodwill	1,003	—	—
Impairments of producing properties and acquired unproved reserves	678	15	—
Penalties from early release of drilling rigs	—	32	—
Midstream Canada & Olefins
Gulf Liquids litigation contingency accrual reversal (see Note 16)	—	—	(32)
     Other (income) expense — net within segment costs and expenses also includes net foreign currency exchange gains of  $38 million in 2008, which primarily relates to the remeasurement of current assets held in U.S. dollars within our Canadian operations in the Midstream Canada & Olefins segment.
Impairments of goodwill and certain Exploration & Production properties
     As a result of significant declines in forward natural gas prices during the third quarter of 2010, we performed an interim impairment assessment of our capitalized costs related to goodwill and domestic properties at Exploration & Production. As a result of these assessments, Exploration & Production recorded an impairment of goodwill, as noted above, and impairments of capitalized costs of certain natural gas producing properties in the Barnett Shale of  $503 million and capitalized costs of certain acquired unproved reserves in the Piceance Highlands acquired in 2008 of  $175 million.
     Based on a comparison of the estimated fair value to the carrying value, Exploration & Production recorded a  $15 million impairment in 2009 related to costs of acquired unproved reserves resulting from a 2008 acquisition in the Fort Worth basin.
     Our impairment analyses included assessments of undiscounted (except for the unproved reserves) and discounted future cash flows, which considered information obtained from drilling, other activities, and year-end natural gas reserve quantities. See Note 14 for a further discussion of the impairments.
Additional Items
     We completed a strategic restructuring transaction in 2010 that involved significant debt issuances, retirements and amendments (see Note 11). We incurred significant costs related to these transactions, as follows:
•	$606 million of early debt retirement costs consisting primarily of cash premiums;

•	$45 million of other transaction costs reflected in general corporate expenses, of which $7 million is attributable to noncontrolling interests;

•	$4 million of accelerated amortization of debt costs related to the amendments of credit facilities, reflected in other income (expense) — net below operating income (loss).
     Exploration & Production recorded a  $19 million unfavorable adjustment to depletion expense in 2010 related to a correction of prior years’ production volumes used in the calculation of depletion expense, which is reflected in costs and operating expenses.
     Exploration & Production recorded  $16 million of exploratory dry hole costs in 2010, which is included within costs and operating expenses.
     Exploration & Production recorded a  $34 million accrual for Wyoming severance taxes in 2008, which is reflected in costs and operating expenses.

Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2010
Provision (Benefit) for Income Taxes [Abstract]
Provision (Benefit) for Income Taxes
Note 5. Provision (Benefit) for Income Taxes
     The provision (benefit) for income taxes from continuing operations includes:

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Current:
Federal	$87	$15	$187
State	2	13	25
Foreign	40	21	8

	129	49	220
Deferred:
Federal	(63)	269	507
State	(104)	42	(5)
Foreign	12	3	11

	(155)	314	513

Total provision (benefit)	$(26)	$363	$733

     Reconciliations from the provision (benefit) for income taxes from continuing operations at the federal statutory rate to the realized provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Provision (benefit) at statutory rate	$(328)	$334	$802
Increases (decreases) in taxes resulting from:
State income taxes (net of federal benefit)	(70)	35	13
Foreign operations — net	(17)	25	(16)
Impact of nontaxable noncontrolling interests	(58)	(49)	(54)
Goodwill impairment	351	—	—
Taxes on undistributed earnings of certain foreign operations	66	—	—
Reduction of tax benefits on Medicare Part D federal subsidy	11	—	—
Other — net	19	18	(12)

Provision (benefit) for income taxes	$(26)	$363	$733

     State income taxes (net of federal benefit) were reduced by  $65 million in 2010 and  $46 million in 2008 due to reductions in our estimate of the effective deferred state rate, including state income tax carryovers, reflective of a change in the mix of jurisdictional attribution of taxable income.
     Income (loss) from continuing operations before income taxes includes  $173 million of foreign income,  $36 million of foreign loss, and  $139 million of foreign income in 2010, 2009, and 2008, respectively.
     During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within other — net in our reconciliation of the tax provision to the federal statutory rate.
     Significant components of deferred tax liabilities and deferred tax assets are as follows:

	December 31,
	2010	2009
	(Millions)
Deferred tax liabilities:
Property, plant, and equipment	$1,784	$3,658
Derivatives — net	111	66
Investments	2,125	491
Other	100	108

Total deferred tax liabilities	4,120	4,323

Deferred tax assets:
Accrued liabilities	369	557
Minimum tax credits	120	62
State loss and credit carryovers	278	289
Other	70	58

Total deferred tax assets	837	966

Less valuation allowance	249	289

Net deferred tax assets	588	677

Overall net deferred tax liabilities	$3,532	$3,646

     The valuation allowance at December 31, 2010 and 2009 serves to reduce the recognized tax assets associated with state loss and credit carryovers to an amount that will more likely than not be realized. These amounts are presented in the table above before any federal benefit.
     As a result of the plan approved by our Board of Directors to pursue separation of the company into two standalone publicly traded corporations (see Note 19), we provided  $66 million of deferred taxes in 2010 on undistributed earnings of certain foreign operations that we no longer consider permanently reinvested. As of December 31, 2010, we still consider  $277 million of undistributed earnings of other consolidated foreign subsidiaries to be permanently reinvested and have not provided deferred income taxes on that amount.
     Cash payments for income taxes (net of refunds and including discontinued operations) were  $40 million,  $14 million, and  $155 million in 2010, 2009, and 2008, respectively.
     As of December 31, 2010, we had approximately  $91 million of unrecognized tax benefits. If recognized, approximately  $74 million, net of federal tax expense, would be recorded as a reduction of income tax expense. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2010	2009
	(Millions)
Balance at beginning of period	$89	$79
Additions based on tax positions related to the current year	11	17
Additions for tax positions for prior years	3	4
Reductions for tax positions of prior years	(12)	(7)
Settlement with taxing authorities	—	(4)

Balance at end of period	$91	$89

     We recognize related interest and penalties as a component of income tax expense. Total interest and penalties recognized as part of income tax expense were  $11 million,  $17 million, and  $2 million for 2010, 2009, and 2008, respectively. Approximately  $104 million and  $93 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of December 31, 2010 and 2009, respectively.
     As of December 31, 2010, the Internal Revenue Service (IRS) examination of our consolidated U.S. income tax return for 2008 is in process. During the first quarter of 2011, we finalized a settlement for 1997 through 2007 on certain contested matters with the IRS Appeals Division which we anticipate will result in a net reduction to our 2011 provision for income taxes of approximately  $90 million to  $100 million. This reduction is primarily driven by a deferred tax asset created as a result of our settlement. We anticipate making approximately  $160 million to  $170 million of cash payments to the IRS and various states related to this settlement in 2011. During the first quarter of 2011, we expect this settlement to reduce the balance of our unrecognized tax benefits by approximately  $40 million. The statute of limitations for most states expires one year after expiration of the IRS statute.
     Generally, tax returns for our Venezuelan, Argentine and Canadian entities are open to audit from 2003 through 2010. Certain Canadian entities are currently under examination. We believe there is a high degree of probability of an adjustment related to an international matter that could result in a decrease of approximately  $17 million in our unrecognized tax benefits during the next twelve months.

Earnings (Loss) Per Common Share from Continuing Operations	12 Months Ended
Dec. 31, 2010
Earnings Per Common Share from Continuing Operations [Abstract]
Earnings Per Common Share from Continuing Operations
Note 6. Earnings (Loss) Per Common Share from Continuing Operations

	Years Ended December 31,
	2010	2009	2008
	(Dollars in millions, except per-share amounts;
	shares in thousands)
Income (loss) from continuing operations attributable to The Williams Companies, Inc. available to common stockholders for basic and diluted earnings (loss) per common share(1)	$(1,087)	$444	$1,398

Basic weighted-average shares(2)	584,552	581,674	581,342
Effect of dilutive securities:
Nonvested restricted stock units	—	2,216	1,334
Stock options	—	2,065	3,439
Convertible debentures(2)	—	3,430	6,604

Diluted weighted-average shares	584,552	589,385	592,719

Earnings (loss) per common share from continuing operations:
Basic	$(1.86)	$.76	$2.41
Diluted	$(1.86)	$.76	$2.37

(1)	The years of 2009 and 2008 include $1.2 million and $2.4 million, respectively, of interest expense, net of tax, associated with our convertible debentures. (See Note 12.) These amounts have been added back to income (loss) from continuing operations attributable to The Williams Companies, Inc. available to common stockholders to calculate diluted earnings per common share.

(2)	During 2009, we issued shares of our common stock in exchange for a portion of our convertible debentures. (See Note 12.)
     For 2010, 3.2 million weighted-average nonvested restricted stock units and 3.0 million weighted-average stock options have been excluded from the computation of diluted earnings per common share as their inclusion would be antidilutive due to our loss from continuing operations attributable to The Williams Companies, Inc.
     Additionally, for 2010, 2.2 million weighted-average shares related to the assumed conversion of our convertible debentures, as well as the related interest, net of tax, have been excluded from the computation of diluted earnings per common share. Inclusion of these shares would have an antidilutive effect on the diluted earnings per common share. We estimate that if 2010 income (loss) from continuing operations attributable to The Williams Companies, Inc. available to common stockholders was  $219 million of income, then these shares would become dilutive.
     The table below includes information related to stock options that were outstanding at December 31 of each respective year but have been excluded from the computation of weighted-average stock options due to the option exercise price exceeding the fourth quarter weighted-average market price of our common shares.

	2010	2009	2008
Options excluded (millions)	2.4	3.7	6.4
Weighted-average exercise price of options excluded	$32.41	$30.21	$26.41
Exercise price range of options excluded	$22.68 - $40.51	$20.28 - $42.29	$16.40 - $42.29
Fourth quarter weighted-average market price	$22.47	$19.81	$16.37

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans [Abstract]
Employee Benefit Plans
Note 7. Employee Benefit Plans
     We have noncontributory defined benefit pension plans in which all eligible employees participate. Currently, eligible employees earn benefits primarily based on a cash balance formula. Various other formulas, as defined in the plan documents, are utilized to calculate the retirement benefits for plan participants not covered by the cash balance formula. At the time of retirement, participants may elect, to the extent they are eligible for the various options, to receive annuity payments, a lump sum payment, or a combination of a lump sum and annuity payments. In addition to our pension plans, we currently provide subsidized retiree medical and life insurance benefits (other postretirement benefits) to certain eligible participants. Generally, employees hired after December 31, 1991, are not eligible for the subsidized retiree medical benefits, except for participants that were employees or retirees of Transco Energy Company on December 31, 1995, and other miscellaneous defined participant groups. Certain of these other postretirement benefit plans, particularly the subsidized retiree medical benefit plans, provide for retiree contributions and contain other cost-sharing features such as deductibles, co-payments, and co-insurance. The accounting for these plans anticipates future cost-sharing that is consistent with our expressed intent to increase the retiree contribution level generally in line with health care cost increases.
Benefit Obligations
     The following table presents the changes in benefit obligations and plan assets for pension benefits and other postretirement benefits for the years indicated. The annual measurement date for our plans is December 31.

			Other
			Postretirement
	Pension Benefits		Benefits
	2010	2009	2010	2009
	(Millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,118	$1,035	$259	$273
Service cost	35	32	2	2
Interest cost	64	62	15	16
Plan participants’ contributions	—	—	6	5
Benefits paid	(58)	(59)	(24)	(24)
Medicare Part D subsidy	—	—	2	2
Plan amendment	—	—	(1)	(18)
Actuarial loss	108	48	30	3

Benefit obligation at end of year	1,267	1,118	289	259

Change in plan assets:
Fair value of plan assets at beginning of year	860	705	148	126
Actual return on plan assets	108	153	17	25
Employer contributions	61	61	15	16
Plan participants’ contributions	—	—	6	5
Benefits paid	(58)	(59)	(24)	(24)

Fair value of plan assets at end of year	971	860	162	148

Funded status — underfunded	$(296)	$(258)	$(127)	$(111)

Accumulated benefit obligation	$1,224	$1,075

     The underfunded status of our pension plans and other postretirement benefit plans presented in the previous table are recognized in the Consolidated Balance Sheet within the following accounts:

	December 31,
	2010	2009
	(Millions)
Underfunded pension plans:
Current liabilities	$7	$1
Noncurrent liabilities	289	257
Underfunded other postretirement benefit plans:
Current liabilities	8	8
Noncurrent liabilities	119	103
     The plan assets within our other postretirement benefit plans are intended to be used for the payment of benefits for certain groups of participants. The current liabilities for the other postretirement benefit plans represent the current portion of benefits expected to be payable in the subsequent year for the groups of participants whose benefits are not expected to be paid from plan assets.
     The pension plans’ benefit obligation actuarial loss of  $108 million in 2010 and  $48 million in 2009 is primarily due to the impact of decreases in the discount rates utilized to calculate the benefit obligation. The 2010 benefit obligation actuarial loss of  $30 million for our other postretirement benefit plans is primarily due to the impact of decreases in the discount rates utilized to calculate the benefit obligation and changes to medical claims experience. The impact of the provisions of the federal healthcare reform legislation has been included in the December 31, 2010 other postretirement benefit plans’ obligation and is not significant. The other postretirement benefits plan amendment of  $18 million in 2009 is due to an increase in the retirees’ cost-sharing percentage within our subsidized retiree medical benefit plans.
     At December 31, 2010 and 2009, all of our pension plans had a projected benefit obligation and accumulated benefit obligation in excess of plan assets.
     The determination of net periodic benefit expense allows for the delayed recognition of gains and losses caused by differences between actual and assumed outcomes for items such as estimated return on plan assets, or caused by changes in assumptions for items such as discount rates or estimated future compensation levels. The net actuarial loss presented in the following table and recorded in accumulated other comprehensive loss and net regulatory assets represents the cumulative net deferred loss from these types of differences or changes which have not yet been recognized in the Consolidated Statement of Income. A portion of the net actuarial loss is amortized over the participants’ average remaining future years of service, which is approximately 13 years for our pension plans and approximately 11 years for our other postretirement benefit plans.
     Pre-tax amounts not yet recognized in net periodic benefit expense at December 31 are as follows:

			Other
			Postretirement
	Pension Benefits		Benefits
	2010	2009	2010	2009
	(Millions)
Amounts included in accumulated other comprehensive loss:
Prior service (cost) credit	$(3)	$(4)	$10	$15
Net actuarial loss	(657)	(621)	(20)	(9)
Amounts included in net regulatory assets associated with our FERC-regulated gas pipelines:
Prior service credit	N/A	N/A	$20	$28
Net actuarial loss	N/A	N/A	(48)	(40)
     In addition to the net regulatory assets included in the previous table, differences in the amount of actuarially determined net periodic benefit expense for our other postretirement benefit plans and the other postretirement benefit costs recovered in rates for our FERC-regulated gas pipelines are deferred as a regulatory asset or liability. We have net regulatory liabilities of  $23 million at December 31, 2010 and  $15 million at December 31, 2009 related to these deferrals. These amounts will be reflected in future rates based on the gas pipelines’ rate structures.
Net Periodic Benefit Expense and Items Recognized in Other Comprehensive Income (Loss)
     Net periodic benefit expense and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) before taxes for the years ended December 31 consist of the following:

				Other
	Pension Benefits			Postretirement Benefits
	2010	2009	2008	2010	2009	2008
			(Millions)
Components of net periodic benefits expense:
Service cost	$35	$32	$23	$2	$2	$2
Interest cost	64	62	60	15	16	18
Expected return on plan assets	(71)	(61)	(79)	(9)	(9)	(13)
Amortization of prior service cost (credit)	1	1	1	(14)	(11)	—
Amortization of net actuarial loss	35	43	13	3	3	—
Amortization of regulatory asset	—	1	—	1	5	5

Net periodic benefit expense	$64	$78	$18	$(2)	$6	$12

Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Net actuarial (gain) loss	$71	$(44)	$565	$12	$1	$15
Prior service credit	—	—	—	—	(7)	(16)
Amortization of prior service (cost) credit	(1)	(1)	(1)	5	4	(1)
Amortization of net actuarial loss	(35)	(43)	(13)	(1)	—	—

Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss)	35	(88)	551	16	(2)	(2)

Total recognized in net periodic benefit expense and other comprehensive income (loss)	$99	$(10)	$569	$14	$4	$10

     Other changes in plan assets and benefit obligations for our other postretirement benefit plans associated with our FERC-regulated gas pipelines are recognized in net regulatory assets at December 31, 2010, and include a net actuarial loss of  $10 million, prior service credit of  $1 million, amortization of prior service credit of  $9 million, and amortization of net actuarial loss of  $2 million. At December 31, 2009, amounts recognized in net regulatory assets included a net actuarial gain of  $14 million, prior service credit of  $11 million, amortization of prior service credit of  $7 million, and amortization of net actuarial loss of  $3 million. At December 31, 2008, amounts recognized in net regulatory assets included a net actuarial loss of  $83 million, prior service credit of  $22 million, and amortization of prior service credit of  $1 million.
     Pre-tax amounts expected to be amortized in net periodic benefit expense in 2011 are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(Millions)
Amounts included in accumulated other comprehensive loss:
Prior service cost (credit)	$1	$(4)
Net actuarial loss	37	1
Amounts included in net regulatory assets associated with our FERC- regulated gas pipelines:
Prior service credit	N/A	$(7)
Net actuarial loss	N/A	3
Key Assumptions
     The weighted-average assumptions utilized to determine benefit obligations as of December 31 are as follows:

			Other
			Postretirement
	Pension Benefits		Benefits
	2010	2009	2010	2009
Discount rate	5.20%	5.78%	5.35%	5.80%
Rate of compensation increase	5.00	5.00	N/A	N/A
     The weighted-average assumptions utilized to determine net periodic benefit expense for the years ended December 31 are as follows:

				Other
	Pension Benefits			Postretirement Benefits
	2010	2009	2008	2010	2009	2008
Discount rate	5.78%	6.08%	6.41%	5.80%	6.00%	6.40%
Expected long-term rate of return on plan assets	7.50	7.75	7.75	6.51	7.00	7.00
Rate of compensation increase	5.00	5.00	5.00	N/A	N/A	N/A
     The discount rates for our pension and other postretirement benefit plans were determined separately based on an approach specific to our plans. The year-end discount rates were determined considering a yield curve comprised of high-quality corporate bonds published by a large securities firm and the timing of the expected benefit cash flows of each plan.
     The expected long-term rates of return on plan assets were determined by combining a review of the historical returns realized within the portfolio, the investment strategy included in the plans’ Investment Policy Statement, and capital market projections for the asset classes in which the portfolio is invested and the target weightings of each asset class.
     The expected return on plan assets component of net periodic benefit expense is calculated using the market-related value of plan assets. For assets held in our pension plans, the market-related value of plan assets is equal to the fair value of plan assets adjusted to reflect amortization of gains or losses associated with the difference between the expected return on plan assets and the actual return on plan assets over a five-year period. Additionally, the market-related value of plan assets may be no more than 110 percent or less than 90 percent of the fair value of plan assets at the beginning of the year. The market-related value of plan assets for our other postretirement benefit plans is equal to the unadjusted fair value of plan assets at the beginning of the year.
     The mortality assumptions used to determine the obligations for our pension and other postretirement benefit plans are the best estimate of expected mortality rates for the participants in these plans. The selected mortality tables are among the most recent tables available and mortality improvements are projected to the measurement date.
     The assumed health care cost trend rate for 2011 is 7.0 percent, increases slightly in 2012 and 2013, and then decreases to 5.0 percent by 2021. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	Point increase	Point decrease
	(Millions)
Effect on total of service and interest cost components	$2	$(2)
Effect on other postretirement benefit obligation	39	(32)
Plan Assets
     The investment policy for our pension and other postretirement benefit plans provides for an investment strategy in accordance with ERISA, which governs the investment of the assets in a diversified portfolio. The plans follow a policy of diversifying the investments across various asset classes and investment managers. Additionally, the investment returns on approximately 40 percent of the other postretirement benefit plan assets are subject to income tax; therefore, certain investments are managed in a tax efficient manner.
     During 2010, the pension plans’ target asset allocation ranges were adjusted resulting in a slightly larger allocation to fixed income securities. The updated pension plans’ target asset allocation range at December 31, 2010 was 54 percent to 66 percent equity securities, which includes commingled investment funds, and 36 percent to 44 percent fixed income securities and cash management funds. Within equity securities, the target range for U.S. equity securities is 37 percent to 45 percent and international equity securities is 17 percent to 21 percent. The asset allocation continues to be weighted toward equity securities since the obligations of the pension and other postretirement benefit plans are long-term in nature and historically equity securities have outperformed other asset classes over long periods of time. The rebalancing to the higher fixed income securities asset allocation is expected to occur during 2011.
     Equity security investments are restricted to high-quality, readily marketable securities that are actively traded on the major U.S. and foreign national exchanges. Investment in Williams’ securities or an entity in which Williams has a majority ownership is prohibited in the pension plans except where these securities may be owned in a commingled investment fund in which the plans’ trusts invest. No more than 5 percent of the total stock portfolio valued at market may be invested in the common stock of any one corporation.
     The following securities and transactions are not authorized: unregistered securities, commodities or commodity contracts, short sales or margin transactions, or other leveraging strategies. Investment strategies using the direct holding of options or futures require approval and, historically, have not been used; however, these instruments may be used in commingled investment funds. Additionally, real estate equity and natural resource property investments are generally restricted.
     Fixed income securities are restricted to high-quality, marketable securities that may include, but are not necessarily limited to, U.S. Treasury securities, U.S. government guaranteed and nonguaranteed mortgage-backed securities, government and municipal bonds, and investment grade corporate securities. The overall rating of the fixed income security assets is generally required to be at least “A,” according to the Moody’s or Standard & Poor’s rating systems. No more than 5 percent of the total portfolio may be invested in the fixed income securities of any one issuer with the exception of bond index funds and U.S. government guaranteed and agency securities.
     During 2010, nine active investment managers and one passive investment manager managed substantially all of the pension plans’ funds and five active investment managers managed the other postretirement benefit plans’ funds. Each of the managers had responsibility for managing a specific portion of these assets and each investment manager was responsible for 2 percent to 17 percent of the assets.
     The pension and other postretirement benefit plans’ assets are held primarily in equity securities, including commingled investment funds invested in equity securities, and fixed income securities. Within the plans’ investment securities, there are no significant concentrations of risk because of the diversity of the types of investments, diversity of the various industries, and the diversity of the fund managers and investment strategies. Generally, the investments held in the plans are publicly traded, therefore, minimizing liquidity risk in the portfolio.
     The pension and other postretirement benefit plans participate in securities lending programs under which securities are loaned to selected securities brokerage firms. The title of the securities is transferred to the borrower, but the plans are entitled to all distributions made by the issuer of the securities during the term of the loan and retain the right to redeem the securities on short notice. All loans require collateralization by U.S. government securities, cash, or letters of credit that equal at least 102 percent of the fair value of the loaned securities plus accrued interest. There are limitations on the aggregate fair value of securities that may be loaned to any one broker and to all brokers as a group. The collateral is invested in repurchase agreements, asset-backed securities, bank notes, corporate floating rate notes, and certificates of deposit. At December 31, 2010, the fair values of the loaned securities are  $116 million for the pension plans and  $17 million for the other postretirement benefit plans and are included in the following tables. At December 31, 2010, the fair values of securities held as collateral, and the obligation to return the collateral, are  $120 million for the pension plans and  $17 million for the other postretirement benefit plans and are not included in the following tables. At December 31, 2009, the fair values of the loaned securities are  $63 million for the pension plans and  $9 million for the other postretirement benefit plans and are included in the following tables. At December 31, 2009, the fair values of securities held as collateral, and the obligation to return the collateral, are  $66 million for the pension plans and  $9 million for the other postretirement benefit plans and are not included in the following tables. The pension and other postretirement benefit plans are exiting the securities lending programs under a plan designed to be orderly and minimize potential losses. The exit from the securities lending programs is expected to be completed during 2011 and no significant losses are expected to be realized.
     The fair values (see Note 14) of our pension plan assets at December 31, 2010 and 2009, by asset class are as follows:

	2010
	Level 1	Level 2	Level 3	Total
		(Millions)
Pension assets:
Cash management fund(1)	$30	$—	$—	$30
Equity securities:
U.S. large cap	192	—	—	192
U.S. small cap	137	—	—	137
International developed markets large cap growth	4	68	—	72
Emerging markets growth	4	12	—	16
Commingled investment funds:
U.S. large cap(2)	—	168	—	168
Emerging markets value(3)	—	35	—	35
International developed markets large cap value(4)	—	80	—	80
Fixed income securities(5):
U.S. Treasury securities	17	3	—	20
Mortgage-backed securities	—	64	—	64
Corporate bonds	—	150	—	150
Insurance company investment contracts and other	—	7	—	7

Total assets at fair value at December 31, 2010	$384	$587	$—	$971

	2009
	Level 1	Level 2	Level 3	Total
		(Millions)
Pension assets:
Cash management fund(1)	$23	$—	$—	$23
Equity securities:
U.S. large cap	244	—	—	244
U.S. small cap	103	—	—	103
International developed markets large cap growth	2	58	—	60
Emerging markets growth	10	9	—	19
Commingled investment funds:
U.S. large cap(2)	—	84	—	84
Emerging markets value(3)	—	29	—	29
International developed markets large cap value(4)	—	74	—	74
Fixed income securities(5):
U.S. Treasury securities	11	3	—	14
Mortgage-backed securities	—	53	—	53
Corporate bonds	—	149	—	149
Insurance company investment contracts and other	—	8	—	8

Total assets at fair value at December 31, 2009	$393	$467	$—	$860

     The fair values of our other postretirement benefits plan assets at December 31, 2010 and 2009, by asset class are as follows:

	2010
	Level 1	Level 2	Level 3	Total
	(Millions)
Other postretirement benefit assets:
Cash management funds(1)	$15	$—	$—	$15
Equity securities:
U.S. large cap	44	—	—	44
U.S. small cap	24	—	—	24
International developed markets large cap growth	1	14	—	15
Emerging markets growth	1	2	—	3
Commingled investment funds:
U.S. large cap(2)	—	17	—	17
Emerging markets value(3)	—	3	—	3
International developed markets large cap value(4)	—	8	—	8
Fixed income securities(6):
U.S. Treasury securities	2	—	—	2
Government and municipal bonds	—	10	—	10
Mortgage-backed securities	—	6	—	6
Corporate bonds	—	15	—	15

Total assets at fair value at December 31, 2010	$87	$75	$—	$162

	2009
	Level 1	Level 2	Level 3	Total
		(Millions)
Other postretirement benefit assets:
Cash management funds(1)	$15	$—	$—	$15
Equity securities:
U.S. large cap	49	—	—	49
U.S. small cap	19	—	—	19
International developed markets large cap growth	—	13	—	13
Emerging markets growth	2	2	—	4
Commingled investment funds:
U.S. large cap(2)	—	8	—	8
Emerging markets value(3)	—	3	—	3
International developed markets large cap value(4)	—	7	—	7
Fixed income securities(6):
U.S. Treasury securities	1	—	—	1
Government and municipal bonds	—	8	—	8
Mortgage-backed securities	—	6	—	6
Corporate bonds	—	15	—	15

Total assets at fair value at December 31, 2009	$86	$62	$—	$148

(1)	These funds invest in high credit-quality, short-term corporate, and government money market debt securities that have remaining maturities of approximately one year or less, and are deemed to have minimal credit risk.

(2)	This fund invests primarily in equity securities comprising the Standard & Poor’s 500 Index. The investment objective of the fund is to match the return of the Standard & Poor’s 500 Index. During 2009, certain restrictions were put into place that limited the amount that could be withdrawn. As of December 31, 2009, 37 percent was eligible for withdrawal. Effective August 2010, the withdrawal restrictions were terminated by the fund. The fund manager retains the right to restrict withdrawals from the fund as not to disadvantage other investors in the fund.

(3)	This fund invests in equity securities of international emerging markets for the purpose of capital appreciation. The fund invests primarily in common stocks of the financial, telecommunications, information technology, consumer goods, energy, industrial, materials, and utilities sectors, as well as forward foreign currency exchange contracts. The plans’ trustee is required to notify the fund manager ten days prior to a withdrawal from the fund. The fund manager retains the right to restrict withdrawals from the fund as not to disadvantage other investors in the fund.

(4)	This fund invests in a diversified portfolio of international equity securities for the purpose of capital appreciation. The fund invests primarily in common stocks in the consumer goods, materials, financial, energy, information technology, telecommunications, industrial, utilities, and health care sectors, as well as forward foreign currency exchange contracts. The plans’ trustee is required to notify the fund manager ten days prior to a withdrawal from the fund. The fund manager retains the right to restrict withdrawals from the fund as not to disadvantage other investors in the fund.

(5)	The weighted-average credit quality rating of the pension assets’ fixed income security portfolio is investment grade with a weighted-average duration of 5.6 years for 2010 and 5.1 years for 2009.

(6)	The weighted-average credit quality rating of the other postretirement benefit assets’ fixed income security portfolio is investment grade with a weighted-average duration of 4.8 years for 2010 and 4.5 years for 2009.
     The asset’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.
     Shares of the cash management funds are valued at fair value based on published market prices as of the close of business on the last business day of the year, which represents the net asset values of the shares held.
     The fair values of equity securities traded on U.S. exchanges are derived from quoted market prices as of the close of business on the last business day of the year. The fair values of equity securities traded on foreign exchanges are also derived from quoted market prices as of the close of business on an active foreign exchange on the last business day of the year. However, the valuation requires translation of the foreign currency to U.S. dollars and this translation is considered an observable input to the valuation.
     The fair value of all commingled investment funds has been estimated based on the net asset values per unit of each of the funds. The net asset values per unit of the fund represent the aggregate value of the fund’s assets less liabilities, divided by the number of units outstanding. Common stocks traded in active markets comprise the majority of each commingled investment fund’s assets. The fair value of these common stocks is derived from quoted market prices as of the close of business on the last business day of the year.
     The fair value of fixed income securities, except U.S. Treasury notes and bonds, are determined using pricing models. These pricing models incorporate observable inputs such as benchmark yields, reported trades, broker/dealer quotes, and issuer spreads for similar securities to determine fair value. The U.S. Treasury notes and bonds are valued at fair value based on closing prices on the last business day of the year reported in the active market in which the security is traded.
     The investment contracts with insurance companies are valued at fair value by discounting the cash flow of a bond using a yield to maturity based on an investment grade index or comparable index with a similar maturity value, maturity period, and nominal coupon rate.
Plan Benefit Payments and Employer Contributions
     Following are the expected benefits to be paid by the plans and the expected federal prescription drug subsidy to be received in the next ten years. These estimates are based on the same assumptions previously discussed and reflect future service as appropriate. The actuarial assumptions are based on long-term expectations and include, but are not limited to, assumptions as to average expected retirement age and form of benefit payment. Actual benefit payments could differ significantly from expected benefit payments if near-term participant behaviors differ significantly from the actuarial assumptions.

			Federal
		Other	Prescription
	Pension	Postretirement	Drug
	Benefits	Benefits	Subsidy
		(Millions)
2011	$51	$18	$(2)
2012	51	18	(3)
2013	54	18	(3)
2014	68	18	(3)
2015	75	19	(3)
2016-2020	536	107	(20)
     In 2011, we expect to contribute approximately  $60 million to our tax-qualified pension plans and approximately  $7 million to our nonqualified pension plans, for a total of approximately  $67 million, and approximately  $16 million to our other postretirement benefit plans.
Defined Contribution Plans
     We also maintain defined contribution plans for the benefit of substantially all of our employees. Generally, plan participants may contribute a portion of their compensation on a pre-tax and after-tax basis in accordance with the plans’ guidelines. We match employees’ contributions up to certain limits. Our matching contributions charged to expense were  $26 million in 2010,  $25 million in 2009, and  $24 million in 2008. Certain accounts within one of our defined contribution plans have a nonleveraged employee stock ownership plan (ESOP) component. The shares held by the ESOP are treated as outstanding when computing earnings per share and the dividends on the shares held by the ESOP are recorded as a component of retained earnings. There were no contributions in 2010, 2009, and 2008 to this ESOP, other than dividend reinvestment, as contributions for purchase of our stock are no longer allowed within this defined contribution plan.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
Inventories	Note 8. Inventories

	December 31,
	2010	2009
	(Millions)
Natural gas liquids and olefins	$87	$70
Natural gas in underground storage	93	47
Materials, supplies, and other	122	104

	$302	$221

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Note 9. Property, Plant, and Equipment

	Estimated	Depreciation
	Useful Life (a)	Rates (a)	December 31,
	(Years)	(%)	2010	2009
			(Millions)
Nonregulated:
Oil and gas properties	(b)		$11,683	$9,796
Natural gas gathering and processing facilities	5 - 40		6,212	5,450
Construction in progress	(c)		865	1,226
Other	3 - 45		940	816
Regulated:
Natural gas transmission facilities		.01 - 7.25	9,066	8,814
Construction in progress		(c)	240	152
Other		.01 - 33.33	1,359	1,301

Total property, plant, and equipment, at cost			30,365	27,555
Accumulated depreciation, depletion & amortization			(10,144)	(8,973)

Property, plant, and equipment — net			$20,221	$18,582

(a)	Estimated useful life and depreciation rates are presented as of December 31, 2010. Depreciation rates for regulated assets are prescribed by the FERC.

(b)	Oil and gas properties are depleted using the units-of-production method (see Note 1). Balances include $1.9 billion at December 31, 2010, and $855 million at December 31, 2009, of capitalized costs related to properties with unproved reserves or leasehold not yet subject to depletion at Exploration & Production.

(c)	Construction in progress balances not yet subject to depreciation and depletion.
     On December 21, 2010, we completed the acquisition of 100 percent of the equity of Dakota-3 E&P Company LLC for  $949 million, including closing adjustments. This company holds approximately 85,800 net acres on the Fort Berthold Indian Reservation in the Williston basin of North Dakota. Approximately 85 percent of this acreage is undeveloped. This acquisition establishes us in the Bakken Shale oil play and further diversifies our commodity profile. Substantially all of the purchase price was recorded as oil and gas properties within property, plant and equipment by Exploration & Production. Revenues and earnings for the acquired company are insignificant for the three years ended December 31, 2010, 2009 and 2008.
     Depreciation, depletion and amortization expense for property, plant, and equipment — net was  $1.5 billion in 2010,  $1.5 billion in 2009, and  $1.3 billion in 2008. Oil and gas accounting guidance requires we value our reserves using an average price. This price is calculated using prices at the beginning of the month for the preceding 12 months. This accounting guidance was adopted on a prospective basis in fourth quarter 2009. Adjustments resulting from the implementation of this guidance have not had a material impact on our financial statements.
     Regulated property, plant, and equipment — net includes  $906 million and  $946 million at December 31, 2010 and 2009, respectively, related to amounts in excess of the original cost of the regulated facilities within our gas pipeline businesses as a result of our prior acquisitions. This amount is being amortized over 40 years using the straight-line amortization method. Current FERC policy does not permit recovery through rates for amounts in excess of original cost of construction.
Asset Retirement Obligations
     Our accrued obligations relate to producing wells, underground storage caverns, offshore platforms, fractionation facilities, gas gathering well connections and pipelines, and gas transmission facilities. At the end of the useful life of each respective asset, we are legally obligated to plug both producing wells and storage caverns and remove any related surface equipment, to restore land and remove surface equipment at fractionation facilities, to dismantle offshore platforms, to cap certain gathering pipelines at the wellhead connection and remove any related surface equipment, and to remove certain components of gas transmission facilities from the ground.
     The following table presents the significant changes to our AROs, of which  $745 million and  $712 million are included in other liabilities and deferred income, with the remaining current portion in accrued liabilities at December 31, 2010 and 2009, respectively.

	December 31,
	2010	2009
	(Millions)
Beginning balance	$724	$641
Liabilities settled	(17)	(13)
Additions	38	32
Accretion expense	56	50
Revisions(1)	(17)	14

Ending balance	$784	$724

(1)	Change in revisions primarily due to the annual review process which considers various factors including inflation rates, current estimates for removal cost, discount rates and the estimated remaining life of the assets. The net downward revision in 2010 includes an offsetting increase of $31 million related to changes in the timing and method of abandonment on certain of Transco’s natural gas storage caverns that were associated with a recent leak.
     Pursuant to its 2008 rate case settlement, Transco deposits a portion of its collected rates into an external trust (ARO Trust) that is specifically designated to fund future AROs. Transco is also required to make annual deposits into the trust through 2012. (See Note 15).
Property Insurance
     The current availability of named windstorm insurance has been significantly reduced from historical levels. Additionally, named windstorm insurance coverage that is available for offshore assets comes at significantly higher premium amounts, higher deductibles and lower coverage limits. Our existing coverage for physical damage to facilities, especially damage to offshore facilities by named windstorms, is limited to  $75 million for each occurrence and on an annual aggregate basis in the event of material loss.

Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2010
Account Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Liabilities
Note 10. Accounts Payable and Accrued Liabilities
     Under our cash-management system, certain cash accounts reflected negative balances to the extent checks written have not been presented for payment. These negative balances represent obligations and have been reclassified to accounts payable. Accounts payable includes  $58 million of these negative balances at December 31, 2010 and  $44 million at December 31, 2009.
Accrued Liabilities

	December 31,
	2010	2009
	(Millions)
Income taxes	$275	$112
Interest on debt	162	199
Employee costs	146	158
Taxes other than income taxes	110	176
Other, including other loss contingencies	309	303

	$1,002	$948

Debt, Leases and Banking Arrangements	12 Months Ended
Dec. 31, 2010
Debt, Leases and Banking Arrangements [Abstract]
Debt Leases And Banking Arrangements
Note 11. Debt, Leases, and Banking Arrangements
Long-Term Debt

	Weighted-
	Average
	Interest	December 31,
	Rate(1)	2010(2)	2009(2)
		(Millions)
Secured
Capital lease obligations	12.0%	$4	$3
Unsecured
3.8% to 10.25%, payable through 2040	6.4%	9,104	8,023
Adjustable rate		—	250

Total long-term debt, including current portion		9,108	8,276
Long-term debt due within one year		(508)	(17)

Long-term debt		$8,600	$8,259

(1)	At December 31, 2010.

(2)	Certain of our debt agreements contain covenants that restrict or limit, among other things, our ability to create liens supporting indebtedness, sell assets, and incur additional debt. Default of these agreements could also restrict our ability to make certain distributions or repurchase equity.
Credit Facilities
     In conjunction with our restructuring in the first quarter of 2010, we reduced our  $1.5 billion unsecured revolving credit facility that expires May 2012 to  $900 million and removed Transco and Northwest Pipeline as borrowers. Interest is calculated based on a choice of two methods: a fluctuating rate equal to the lender’s base rate plus an applicable margin, or a periodic fixed rate equal to LIBOR plus an applicable margin. We are required to pay a commitment fee (currently 0.125 percent) based on the unused portion of the credit facility. The margins and commitment fee are generally based on our senior unsecured long-term debt ratings. Significant financial covenants under the credit agreement include the following:
•	Our consolidated ratio of debt to capitalization must be no greater than 65 percent. At December 31, 2010, we are in compliance with this covenant.
     In October 2010, unsecured credit facilities totaling  $700 million expired and were not renewed. These facilities were originated primarily in support of our former power business.
     As part of our strategic restructuring, WPZ entered into a new  $1.75 billion three-year senior unsecured revolving credit facility with Transco and Northwest Pipeline as co-borrowers. This credit facility replaced an unsecured  $450 million credit facility, comprised of a  $200 million revolving credit facility and a  $250 million term loan which was terminated as part of the restructuring. At the closing, WPZ utilized  $250 million of the credit facility to repay the outstanding term loan. During 2010, WPZ had a maximum of  $430 million outstanding under this credit facility, which was primarily used to purchase an additional ownership interest in Overland Pass Pipeline Company LLC (OPPL). At December 31, 2010, the outstanding balance under the credit facility was reduced to zero.
     The credit facility may, under certain conditions, be increased by up to an additional  $250 million. The full amount of the credit facility is available to WPZ to the extent not otherwise utilized by Transco and Northwest Pipeline. Transco and Northwest Pipeline each have access to borrow up to  $400 million under the credit facility to the extent not otherwise utilized by other co-borrowers. Each time funds are borrowed, the borrower may choose from two methods of calculating interest: a fluctuating base rate equal to Citibank N.A’s adjusted base rate plus an applicable margin, or a periodic fixed rate equal to LIBOR plus an applicable margin. WPZ is required to pay a commitment fee (currently 0.5 percent) based on the unused portion of the credit facility. The applicable margin and the commitment fee are based on the specific borrower’s senior unsecured long-term debt ratings. The credit facility contains various covenants that limit, among other things, a borrower’s and its respective subsidiaries’ ability to incur indebtedness, grant certain liens supporting indebtedness, merge or consolidate, sell all or substantially all of its assets, enter into certain affiliate transactions, make certain distributions during an event of default, and allow any material change in the nature of its business. Significant financial covenants under the credit facility include:
•	WPZ ratio of debt to EBITDA (each as defined in the credit facility, with EBITDA measured on a rolling four-quarter basis) must be no greater than 5 to 1.

•	The ratio of debt to capitalization (defined as net worth plus debt) must be no greater than 55 percent for Transco and Northwest Pipeline.
     Each of the above ratios are tested at the end of each fiscal quarter (with the first full year measured on an annualized basis). At December 31, 2010, we are in compliance with these financial covenants.
     The credit facility includes customary events of default. If an event of default with respect to a borrower occurs under the credit facility, the lenders will be able to terminate the commitments for all borrowers and accelerate the maturity of any loans of the defaulting borrower under the credit facility and exercise other rights and remedies.
     At December 31, 2010, no loans are outstanding under our credit facilities. Letters of credit issued under our credit facilities are:

Letters of Credit at
	Expiration	December 31, 2010
(Millions)
$900 million unsecured credit facility	May 1, 2012	$—
$1.75 billion Williams Partners L.P. unsecured credit facility	February 17, 2013	—
Bilateral bank agreements		90

$90

Exploration & Production’s Credit Agreement
     Exploration & Production has an unsecured credit agreement with certain banks in order to reduce margin requirements related to our hedging activities as well as lower transaction fees. In July 2010, the term of this facility expiring in December 2013 was extended to December 2015. Under the credit agreement, Exploration & Production is not required to post collateral as long as the value of its domestic natural gas reserves, as determined under the provisions of the agreement, exceeds by a specified amount certain of its obligations including any outstanding debt and the aggregate out-of-the-money positions on hedges entered into under the credit agreement. Exploration & Production is subject to additional covenants under the credit agreement including restrictions on hedge limits, the creation of liens, the incurrence of debt, the sale of assets and properties, and making certain payments during an event of default, such as dividends. In December 2010, a waiver with the same terms and restrictions as the original agreement, was executed that will allow us to also hedge up to a certain volume of oil.
Issuances and Retirements
     In connection with the restructuring, WPZ issued  $3.5 billion face value of senior unsecured notes as follows:

(Millions)
3.80% Senior Notes due 2015	$750
5.25% Senior Notes due 2020	1,500
6.30% Senior Notes due 2040	1,250

Total	$3,500

     As part of the issuance of the  $3.5 billion unsecured notes, WPZ entered into registration rights agreements with the initial purchasers of the notes. An offer to exchange these unregistered notes for substantially identical new notes that are registered under the Securities Act of 1933, as amended, was commenced in June 2010 and completed in July 2010.
     With the debt proceeds discussed above, we retired  $3 billion of debt and paid  $574 million in related premiums. The  $3 billion of aggregate principal corporate debt retired includes:

(Millions)
7.125% Notes due 2011	$429
8.125% Notes due 2012	602
7.625% Notes due 2019	668
8.75% Senior Notes due 2020	586
7.875% Notes due 2021	179
7.70% Debentures due 2027	98
7.50% Debentures due 2031	163
7.75% Notes due 2031	111
8.75% Notes due 2032	164

Total	$3,000

     On November 9, 2010, WPZ completed a public offering of  $600 million of 4.125 percent senior notes due 2020. WPZ used the net proceeds to fund part of its acquisition from Exploration & Production of certain gathering and processing assets in the Piceance basin. (See Note 1.)
     Aggregate minimum maturities of long-term debt (excluding capital leases and unamortized discount and premium) for each of the next five years are as follows:

(Millions)
2011	$507
2012	352
2013	—
2014	—
2015	750
     Cash payments for interest (net of amounts capitalized), including amounts related to discontinued operations, were as follows: 2010 —  $614 million; 2009 —  $592 million; and 2008 —  $592 million.
Leases-Lessee
     Future minimum annual rentals under noncancelable operating leases as of December 31, 2010, are payable as follows:

(Millions)
2011	$55
2012	44
2013	40
2014	32
2015	27
Thereafter	181

Total	$379

     Total rent expense was  $59 million in 2010,  $67 million in 2009, and  $83 million in 2008.

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' Equity
Note 12. Stockholders’ Equity
     Cash dividends declared per our common share were  $.485,  $.44 and  $.43 for 2010, 2009, and 2008, respectively.
     In July 2007, our Board of Directors authorized the repurchase of up to  $1 billion of our common stock. During 2007, we purchased 16 million shares for  $526 million (including transaction costs) at an average cost of  $33.08 per share. During 2008, we purchased 13 million shares of our common stock for  $474 million (including transaction costs) at an average cost of  $36.76 per share. We completed our  $1 billion stock repurchase program in July 2008. Our overall average cost per share was  $34.74. This stock repurchase is recorded in treasury stock on our Consolidated Balance Sheet.
     At December 31, 2010, approximately  $22 million of our original  $300 million, 5.5 percent junior subordinated convertible debentures, convertible into approximately two million shares of common stock, remain outstanding. In 2009 and 2008, we converted  $28 million and  $27 million, respectively, of the debentures in exchange for three million and two million shares, respectively, of common stock.
     At December 31, 2007, we held all of WPZ’s seven million subordinated units outstanding. In February 2008, these subordinated units were converted into common units of WPZ due to the achievement of certain financial targets that resulted in the early termination of the subordination period. While these subordinated units were outstanding, other issuances of partnership units by WPZ had preferential rights and the proceeds from these issuances in excess of the book basis of assets acquired by WPZ were therefore reflected as noncontrolling interests in consolidated subsidiaries on our Consolidated Balance Sheet. Due to the conversion of the subordinated units, these original issuances of partnership units no longer have preferential rights and now represent the lowest level of equity securities issued by WPZ. In accordance with our policy in effect at that time regarding the issuance of equity of a consolidated subsidiary, such issuances of nonpreferential equity are accounted for as capital transactions and no gain or loss is recognized. Therefore, as a result of the 2008 conversion, we recognized a decrease to noncontrolling interests in consolidated subsidiaries and a corresponding increase to capital in excess of par value of approximately  $1.2 billion.
     We maintain a Stockholder Rights Plan, as amended and restated on September 21, 2004, and further amended May 18, 2007, and October 12, 2007, under which each outstanding share of our common stock has a right (as defined in the plan) attached. Under certain conditions, each right may be exercised to purchase, at an exercise price of  $50 (subject to adjustment), one two-hundredth of a share of Series A Junior Participating Preferred Stock. The rights may be exercised only if an Acquiring Person acquires (or obtains the right to acquire) 15 percent or more of our common stock or commences an offer for 15 percent or more of our common stock. The plan contains a mechanism to divest of shares of common stock if such stock in excess of 14.9 percent was acquired inadvertently or without knowledge of the terms of the rights. The rights, which until exercised do not have voting rights, expire in 2014 and may be redeemed at a price of  $.01 per right prior to their expiration, or within a specified period of time after the occurrence of certain events. In the event a person becomes the owner of more than 15 percent of our common stock, each holder of a right (except an Acquiring Person) shall have the right to receive, upon exercise, our common stock having a value equal to two times the exercise price of the right. In the event we are engaged in a merger, business combination, or 50 percent or more of our assets, cash flow or earnings power is sold or transferred, each holder of a right (except an Acquiring Person) shall have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the right.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation
Note 13. Stock-Based Compensation
Plan Information
     On May 17, 2007, our stockholders approved a plan that provides common-stock-based awards to both employees and nonmanagement directors and reserved 19 million new shares for issuance. On May 20, 2010, our stockholders approved an amendment and restatement of the 2007 plan to increase by 11 million the number of new shares authorized for making awards under the plan, among other changes. The plan permits the granting of various types of awards including, but not limited to, restricted stock units and stock options. At December 31, 2010, 39 million shares of our common stock were reserved for issuance pursuant to existing and future stock awards, of which 19 million shares were available for future grants. At December 31, 2009, 30 million shares of our common stock were reserved for issuance pursuant to existing and future stock awards, of which 11 million shares were available for future grants.
     Additionally, on May 17, 2007, our stockholders approved an Employee Stock Purchase Plan (ESPP) which authorizes up to 2 million new shares of our common stock to be available for sale under the plan. The ESPP enables eligible participants to purchase our common stock through payroll deductions not exceeding an annual amount of  $15,000 per participant. The ESPP provides for offering periods during which shares may be purchased and continues until the earliest of: (1) the Board of Directors terminates the ESPP, (2) the sale of all shares available under the ESPP, or (3) the tenth anniversary of the date the Plan was approved by the stockholders. The first offering under the ESPP commenced on October 1, 2007 and ended on December 31, 2007. Subsequent offering periods are from January through June and from July through December. Generally, all employees are eligible to participate in the ESPP, with the exception of executives and international employees. The number of shares eligible for an employee to purchase during each offering period is limited to 750 shares. The purchase price of the stock is 85 percent of the lower closing price of either the first or the last day of the offering period. The ESPP requires a one-year holding period before the stock can be sold. Employees purchased 301 thousand shares at an average price of  $15.36 per share during 2010. Approximately 1.0 million and 1.3 million shares were available for purchase under the ESPP at December 31, 2010 and 2009, respectively.
     Total stock-based compensation expense for the years ended December 31, 2010, 2009 and 2008 was  $48 million,  $43 million, and  $31 million, respectively. Measured but unrecognized stock-based compensation expense at December 31, 2010, was  $46 million, which does not include the effect of estimated forfeitures of  $2 million. This amount is comprised of  $5 million related to stock options and  $41 million related to restricted stock units. These amounts are expected to be recognized over a weighted-average period of 1.8 years.
Stock Options
     The following summary reflects stock option activity and related information for the year ended December 31, 2010.

		Weighted-
		Average	Aggregate
		Exercise	Intrinsic
Stock Options	Options	Price	Value
	(Millions)		(Millions)
Outstanding at December 31, 2009	13.0	$16.73
Granted	1.3	$21.20
Exercised	(1.2)	$6.11	$20

Expired	(0.3)	$40.89
Forfeited	(0.1)	$17.71

Outstanding at December 31, 2010	12.7	$17.59	$109

Exercisable at December 31, 2010	9.8	$17.44	$86

     The total intrinsic value of options exercised during the years ended December 31, 2010, 2009, and 2008 was  $20 million,  $2 million, and  $49 million, respectively; and the tax benefit realized was  $7 million,  $1 million, and  $17 million, respectively. Cash received from stock option exercises was  $7 million,  $2 million, and  $32 million during 2010, 2009, and 2008, respectively.
     The following summary provides additional information about stock options that are outstanding and exercisable at December 31, 2010.

	Stock Options Outstanding			Stock Options Exercisable
			Weighted-			Weighted-
		Weighted-	Average		Weighted-	Average
		Average	Remaining		Average	Remaining
		Exercise	Contractual		Exercise	Contractual
Range of Exercise Prices	Options	Price	Life	Options	Price	Life
	(Millions)		(Years)	(Millions)		(Years)
$2.27 to $11.82	5.4	$8.85	4.6	4.0	$8.18	3.4
$11.83 to 21.38	4.0	$19.53	5.4	2.8	$18.75	3.6
$21.39 to $30.94	2.0	$25.14	5.3	2.0	$25.14	5.3
$30.95 to $40.51	1.3	$36.17	5.3	1.0	$36.06	4.7

Total	12.7	$17.59	5.0	9.8	$17.44	4.0

     The estimated fair value at date of grant of options for our common stock granted in each respective year, using the Black-Scholes option pricing model, is as follows:

	2010	2009	2008
Weighted-average grant date fair value of options for our common stock granted during the year	$7.02	$5.60	$12.83

Weighted-average assumptions:
Dividend yield	2.6%	1.6%	1.2%
Volatility	39.0%	60.8%	33.4%
Risk-free interest rate	3.0%	2.3%	3.5%
Expected life (years)	6.5	6.5	6.5
     The expected dividend yield is based on the average annual dividend yield as of the grant date. Expected volatility is based on the historical volatility of our stock and the implied volatility of our stock based on traded options. In calculating historical volatility, returns during calendar year 2002 were excluded as the extreme volatility during that time is not reasonably expected to be repeated in the future. The risk-free interest rate is based on the U.S. Treasury Constant Maturity rates as of the grant date. The expected life of the option is based on historical exercise behavior and expected future experience.
Nonvested Restricted Stock Units
     The following summary reflects nonvested restricted stock unit activity and related information for the year ended December 31, 2010.

		Weighted-
		Average
Restricted Stock Units	Shares	Fair Value*
	(Millions)
Nonvested at December 31, 2009	6.1	$16.24
Granted	2.1	$21.05
Forfeited	(0.1)	$19.87
Cancelled	(0.5)	$0.00
Vested	(1.0)	$28.67

Nonvested at December 31, 2010	6.6	$16.97

*	Performance-based shares are primarily valued using the end-of-period market price until certification that the performance objectives have been completed, a value of zero once it has been determined that it is unlikely that performance objectives will be met, or a valuation pricing model. All other shares are valued at the grant-date market price.
     Other restricted stock unit information

	2010	2009	2008
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$21.05	$10.23	$30.13

Total fair value of restricted stock units vested during the year ( $’s in millions)	$29	$28	$48

     Performance-based shares granted under the Plan represent 26 percent of nonvested restricted stock units outstanding at December 31, 2010. These grants may be earned at the end of a three-year period based on actual performance against a performance target. Expense associated with these performance-based grants is recognized in periods after performance targets are established. Based on the extent to which certain financial targets are achieved, vested shares may range from zero percent to 200 percent of the original grant amount.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements
Note 14. Fair Value Measurements
     Fair value is the amount received to sell an asset or the amount paid to transfer a liability in an orderly transaction between market participants (an exit price) at the measurement date. Fair value is a market-based measurement considered from the perspective of a market participant. We use market data or assumptions that we believe market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation. These inputs can be readily observable, market corroborated, or unobservable. We apply both market and income approaches for recurring fair value measurements using the best available information while utilizing valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.
     The fair value hierarchy prioritizes the inputs used to measure fair value, giving the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). We classify fair value balances based on the observability of those inputs. The three levels of the fair value hierarchy are as follows:
•	Level 1 — Quoted prices for identical assets or liabilities in active markets that we have the ability to access. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 measurements primarily consist of financial instruments that are exchange traded.
•	Level 2 — Inputs are other than quoted prices in active markets included in Level 1, that are either directly or indirectly observable. These inputs are either directly observable in the marketplace or indirectly observable through corroboration with market data for substantially the full contractual term of the asset or liability being measured. Our Level 2 measurements primarily consist of over-the-counter (OTC) instruments such as forwards, swaps, and options.

•	Level 3 — Inputs that are not observable or for which there is little, if any, market activity for the asset or liability being measured. These inputs reflect management’s best estimate of the assumptions market participants would use in determining fair value. Our Level 3 measurements consist of instruments that are valued utilizing unobservable pricing inputs that are significant to the overall fair value.
     In valuing certain contracts, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. For disclosure purposes, assets and liabilities are classified in their entirety in the fair value hierarchy level based on the lowest level of input that is significant to the overall fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy levels.
     The following table presents, by level within the fair value hierarchy, our assets and liabilities that are measured at fair value on a recurring basis.

	December 31, 2010				December 31, 2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
		(Millions)				(Millions)
Assets:
Energy derivatives	$96	$475	$2	$573	$178	$911	$5	$1,094
ARO Trust Investments (see Note 15)	40	—	—	40	22	—	—	22

Total assets	$136	$475	$2	$613	$200	$911	$5	$1,116

Liabilities:
Energy derivatives	$78	$210	$1	$289	$177	$826	$3	$1,006

Total liabilities	$78	$210	$1	$289	$177	$826	$3	$1,006

     Energy derivatives include commodity based exchange-traded contracts and OTC contracts. Exchange-traded contracts include futures, swaps, and options. OTC contracts include forwards, swaps and options.
     Many contracts have bid and ask prices that can be observed in the market. Our policy is to use a mid-market pricing (the mid-point price between bid and ask prices) convention to value individual positions and then adjust on a portfolio level to a point within the bid and ask range that represents our best estimate of fair value. For offsetting positions by location, the mid-market price is used to measure both the long and short positions.
     The determination of fair value for our energy derivative assets and liabilities also incorporates the time value of money and various credit risk factors which can include the credit standing of the counterparties involved, master netting arrangements, the impact of credit enhancements (such as cash collateral posted and letters of credit) and our nonperformance risk on our liabilities. The determination of the fair value of our liabilities does not consider noncash collateral credit enhancements.
     Exchange-traded contracts include New York Mercantile Exchange and Intercontinental Exchange contracts and are valued based on quoted prices in these active markets and are classified within Level 1.
     Forward, swap, and option contracts included in Level 2 are valued using an income approach including present value techniques and option pricing models. Option contracts, which hedge future sales of production from our Exploration & Production segment, are structured as costless collars and are financially settled. They are valued using an industry standard Black-Scholes option pricing model. Significant inputs into our Level 2 valuations include commodity prices, implied volatility by location, and interest rates, as well as considering executed transactions or broker quotes corroborated by other market data. These broker quotes are based on observable market prices at which transactions could currently be executed. In certain instances where these inputs are not observable for all periods, relationships of observable market data and historical observations are used as a means to estimate fair value. Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2.
     Our energy derivatives portfolio is largely comprised of exchange-traded products or like products and the tenure of our derivatives portfolio is relatively short with more than 99 percent of the value of our derivatives portfolio expiring in the next 24 months. Due to the nature of the products and tenure, we are consistently able to obtain market pricing. All pricing is reviewed on a daily basis and is formally validated with broker quotes and documented on a monthly basis.
     Certain instruments trade with lower availability of pricing information. These instruments are valued with a present value technique using inputs that may not be readily observable or corroborated by other market data. These instruments are classified within Level 3 when these inputs have a significant impact on the measurement of fair value. The instruments included in Level 3 at December 31, 2010, consist primarily of natural gas index transactions that are used to manage the physical requirements of our Exploration & Production segment.
     Reclassifications of fair value between Level 1, Level 2, and Level 3 of the fair value hierarchy, if applicable, are made at the end of each quarter. No significant transfers in or out of Level 1 and Level 2 occurred during the year ended December 31, 2010. In 2009, certain Exploration & Production options which hedge future sales of production were transferred from Level 3 to Level 2. These options were originally included in Level 3 because a significant input to the model, implied volatility by location, was considered unobservable. Due to increased transparency, this input was considered observable, and we transferred these options to Level 2.
     The following tables present a reconciliation of changes in the fair value of our net energy derivatives and other assets classified as Level 3 in the fair value hierarchy.
Level 3 Fair Value Measurements Using Significant Unobservable Inputs

	Years Ended December 31,
	2010	2009		2008
	Net Energy	Net Energy	Other	Net Energy	Other
	Derivatives	Derivatives	Assets	Derivatives	Assets
	(Millions)
Beginning balance	$2	$507	$7	$(14)	$10
Realized and unrealized gains (losses):
Included in income (loss) from continuing operations	3	476	—	88	(3)
Included in other comprehensive income (loss)	2	(331)	—	486	—
Purchases, issuances, and settlements	(6)	(477)	(7)	(51)	—
Transfers into Level 3	—	—	—	3	—
Transfers out of Level 3	—	(173)	—	(5)	—

Ending balance	$1	$2	$—	$507	$7

Unrealized gains (losses) included in income (loss) from continuing operations relating to instruments still held at December 31	$—	$2	$—	$—	$—

     Realized and unrealized gains (losses) included in income (loss) from continuing operations for the above periods are reported in revenues in our Consolidated Statement of Operations.
     The following table presents impairments associated with certain assets that have been measured at fair value on a nonrecurring basis within Level 3 of the fair value hierarchy.

	Total
	Losses For The
	Years Ended
	December 31,
	2010		2009
	(Millions)
Impairments:
Goodwill — Exploration & Production (see Note 4)	$1,003	(a)	$—
Producing properties and acquired unproved reserves — Exploration & Production (see Note 4)	678	(b)	15	(c)
Certain gathering assets — Williams Partners (see Note 4)	9	(d)	—
Venezuelan property — Discontinued Operations (see Note 2)	—		211	(e)
Investment in Accroven — Other (see Note 3)	—		75	(f)
Cost-based investment — Exploration & Production (see Note 3)	—		11	(g)

	$1,690		$312

(a)	Due to a significant decline in forward natural gas prices across all future production periods as of September 30, 2010, we performed an interim impairment assessment of the approximate $1 billion of goodwill at Exploration & Production related to its domestic natural gas production operations (the reporting unit). Forward natural gas prices through 2025 as of September 30, 2010, used in our analysis declined more than 22 percent on average compared to the forward prices as of December 31, 2009. We estimated the fair value of the reporting unit on a stand-alone basis by valuing proved and unproved reserves, as well as estimating the fair values of other assets and liabilities which are identified to the reporting unit. We used an income approach (discounted cash flow) for valuing reserves. The significant inputs into the valuation of proved and unproved reserves included reserve quantities, forward natural gas prices, anticipated drilling and operating costs, anticipated production curves, income taxes, and appropriate discount rates. To estimate the fair value of the reporting unit and the implied fair value of goodwill under a hypothetical acquisition of the reporting unit, we assumed a tax structure where a buyer would obtain a step-up in the tax basis of the net assets acquired. Significant assumptions in valuing proved reserves included reserves quantities of more than 4.4 trillion cubic feet of gas equivalent; forward prices averaging approximately $4.65 per thousand cubic feet of gas equivalent (Mcfe) for natural gas (adjusted for locational differences), natural gas liquids and oil; and an after-tax discount rate of 11 percent. Unproved reserves (probable and possible) were valued using similar assumptions adjusted further for the uncertainty associated with these reserves by using after- tax discount rates of 13 percent and 15 percent, respectively, commensurate with our estimate of the risk of those reserves. In our assessment as of September 30, 2010, the carrying value of the reporting unit, including goodwill, exceeded its estimated fair value. We then determined that the implied fair value of the goodwill was zero. As a result of our analysis, we recognized a full $1 billion impairment charge related to this goodwill.

(b)	As of September 30, 2010, we assessed the carrying value of Exploration & Production’s natural gas-producing properties and costs of acquired unproved reserves, for impairments as a result of recent significant declines in forward natural gas prices. Our assessment utilized estimates of future cash flows. Significant judgments and assumptions in these assessments are similar to those used in the goodwill evaluation and include estimates of natural gas reserve quantities, estimates of future natural gas prices using a forward NYMEX curve adjusted for locational basis differentials, drilling plans, expected capital costs, and an applicable discount rate commensurate with risk of the underlying cash flow estimates. The assessment performed at September 30, 2010, identified certain properties with a carrying value in excess of their calculated fair values. As a result, we recorded a $678 million impairment charge in third-quarter 2010 as further described below. Fair value measured for these properties at September 30, 2010, was estimated to be approximately $320 million.
•	$503 million of the impairment charge related to natural gas-producing properties in the Barnett Shale. Significant assumptions in valuing these properties included proved reserves quantities of more than 227 billion cubic feet of gas equivalent, forward weighted average prices averaging approximately $4.67 per Mcfe for natural gas (adjusted for locational differences), natural gas liquids and oil, and an after-tax discount rate of 11 percent.
•	$175 million of the impairment charge related to acquired unproved reserves in the Piceance Highlands acquired in 2008. Significant assumptions in valuing these unproved reserves included evaluation of probable and possible reserves quantities, drilling plans, forward natural gas (adjusted for locational differences) and natural gas liquids prices, and an after-tax discount rate of 13 percent.

(c)	Fair value measured at December 31, 2009, was $22 million.

(d)	Fair value measured at December 31, 2010, was $3 million.

(e)	Fair value measured at March 31, 2009, was $106 million. This value was based on our estimates of probability-weighted discounted cash flows that considered (1) the continued operation of the assets considering different scenarios of outcome, (2) the purchase of the assets by PDVSA, (3) the results of arbitration with varying degrees of award and collection, and (4) an after-tax discount rate of 20 percent.

(f)	Fair value measured at March 31, 2009, was zero. This value was determined based on a probability-weighted discounted cash flow analysis that considered the deteriorating circumstances in Venezuela.

(g)	Fair value measured at March 31, 2009, was zero. This value was based on an other-than-temporary decline in the value of our investment considering the deteriorating financial condition of a Venezuelan corporation in which Exploration & Production has a 4 percent interest.

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2010
Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk [Abstract]
Financial Instruments Derivatives Guarantees and Concentration of Credit Risk
Note 15. Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk
Financial Instruments
Fair-value methods
     We use the following methods and assumptions in estimating our fair-value disclosures for financial instruments:
     Cash and cash equivalents and restricted cash: The carrying amounts reported in the Consolidated Balance Sheet approximate fair value due to the short-term maturity of these instruments. Current and noncurrent restricted cash is included in other current assets and deferred charges and other assets and deferred charges, respectively, in the Consolidated Balance Sheet.
     ARO Trust Investments: Transco deposits a portion of its collected rates, pursuant to its 2008 rate case settlement, into an external trust specifically designated to fund future asset retirement obligations (ARO Trust). The ARO Trust invests in a portfolio of mutual funds that are reported at fair value in other assets and deferred charges in the Consolidated Balance Sheet and are classified as available-for-sale. However, both realized and unrealized gains and losses are ultimately recorded as regulatory assets or liabilities.
     Long-term debt: The fair value of our publicly traded long-term debt is determined using indicative year-end traded bond market prices. Private debt is valued based on market rates and the prices of similar securities with similar terms and credit ratings. At December 31, 2010 and 2009, approximately 100 percent and 97 percent, respectively, of our long-term debt was publicly traded. (See Note 11.)
     Guarantees: The guarantees represented in the following table consist of a guarantee we have provided in the event of nonpayment by our previously owned communications subsidiary, Williams Communications Group (WilTel), on a certain lease performance obligation. To estimate the fair value of the guarantee, the estimated default rate is determined by obtaining the average cumulative issuer-weighted corporate default rate for each guarantee based on the credit rating of WilTel’s current owner and the term of the underlying obligation. The default rates are published by Moody’s Investors Service. Guarantees, if recognized, are included in accrued liabilities in the Consolidated Balance Sheet.
     Other: Includes current and noncurrent notes receivable, margin deposits, customer margin deposits payable, and cost-based investments.
     Energy derivatives: Energy derivatives include futures, forwards, swaps, and options. These are carried at fair value in the Consolidated Balance Sheet. See Note 14 for discussion of valuation of our energy derivatives.
     Carrying amounts and fair values of our financial instruments

	December 31,
	2010			2009
	Carrying			Carrying
Asset (Liability)	Amount	Fair Value		Amount	Fair Value
	(Millions)
Cash and cash equivalents	$795	$795		$1,867	$1,867
Restricted cash (current and noncurrent)	$28	$28		$28	$28
ARO Trust Investments	$40	$40		$22	$22
Long-term debt, including current portion(a)	$(9,104)	$(9,990)		$(8,273)	$(9,142)
Guarantees	$(35)	$(34)		$(36)	$(33)
Other	$(23)	$(25	)(b)	$(23)	$(25	)(b)
Net energy derivatives:
Energy commodity cash flow hedges	$266	$266		$178	$178
Other energy derivatives	$18	$18		$(90)	$(90)

(a)	Excludes capital leases. (See Note 11.)

(b)	Excludes certain cost-based investments in companies that are not publicly traded and therefore it is not practicable to estimate fair value. The carrying value of these investments was $2 million at December 31, 2010 and December 31, 2009.
Energy Commodity Derivatives
Risk management activities
     We are exposed to market risk from changes in energy commodity prices within our operations. We manage this risk on an enterprise basis and may utilize derivatives to manage our exposure to the variability in expected future cash flows from forecasted purchases and sales of natural gas and NGLs attributable to commodity price risk. Certain of these derivatives utilized for risk management purposes have been designated as cash flow hedges, while other derivatives have not been designated as cash flow hedges or do not qualify for hedge accounting despite hedging our future cash flows on an economic basis.
     We produce, buy, and sell natural gas at different locations throughout the United States. We also enter into forward contracts to buy and sell natural gas to maximize the economic value of transportation agreements and storage capacity agreements. To reduce exposure to a decrease in revenues or margins from fluctuations in natural gas market prices, we enter into natural gas futures contracts, swap agreements, and financial option contracts to mitigate the price risk on forecasted sales of natural gas. We have also entered into basis swap agreements to reduce the locational price risk associated with our producing basins. These cash flow hedges are expected to be highly effective in offsetting cash flows attributable to the hedged risk during the term of the hedge. However, ineffectiveness may be recognized primarily as a result of locational differences between the hedging derivative and the hedged item. Our financial option contracts are either purchased options or a combination of options that comprise a net purchased option or a zero-cost collar. Our designation of the hedging relationship and method of assessing effectiveness for these option contracts are generally such that the hedging relationship is considered perfectly effective and no ineffectiveness is recognized in earnings. Hedges for storage contracts have not been designated as cash flow hedges, despite economically hedging the expected cash flows generated by those agreements.
     We produce and sell NGLs and olefins at different locations throughout North America. We also buy natural gas to satisfy the required fuel and shrink needed to generate NGLs and olefins. To reduce exposure to a decrease in revenues from fluctuations in NGL market prices or increases in costs and operating expenses from fluctuations in natural gas and NGL market prices, we may enter into NGL or natural gas swap agreements, financial forward contracts, and financial option contracts to mitigate the price risk on forecasted sales of NGLs and purchases of natural gas and NGLs. These cash flow hedges are expected to be highly effective in offsetting cash flows attributable to the hedged risk during the term of the hedge. However, ineffectiveness may be recognized primarily as a result of locational differences between the hedging derivative and the hedged item.
Other activities
     We also enter into energy commodity derivatives for other than risk management purposes, including managing certain remaining legacy natural gas contracts and positions from our former power business and providing services to third parties. These legacy natural gas contracts include substantially offsetting positions and have an insignificant net impact on earnings.
Volumes
     Our energy commodity derivatives are comprised of both contracts to purchase the commodity (long positions) and contracts to sell the commodity (short positions). Derivative transactions are categorized into four types:
•	Central hub risk: Includes physical and financial derivative exposures to Henry Hub for natural gas, West Texas Intermediate for crude oil, and Mont Belvieu for NGLs;

•	Basis risk: Includes physical and financial derivative exposures to the difference in value between the central hub and another specific delivery point;

•	Index risk: Includes physical derivative exposure at an unknown future price;

•	Options: Includes all fixed price options or combination of options (collars) that set a floor and/or ceiling for the transaction price of a commodity.
Fixed price swaps at locations other than the central hub are classified as both central hub risk and basis risk instruments to represent their exposure to overall market conditions (central hub risk) and specific location risk (basis risk).
     The following table depicts the notional quantities of the net long (short) positions in our commodity derivatives portfolio as of December 31, 2010. Natural gas is presented in millions of British Thermal Units (MMBtu), and NGLs are presented in gallons. The volumes for options represent at location zero-cost collars and present one side of the short position. The net index position for Exploration & Production includes certain positions on behalf of other segments.

		Unit of	Central Hub	Basis	Index
Derivative Notional Volumes		Measure	Risk	Risk	Risk	Options
Designated as Hedging Instruments
Exploration & Production	Risk Management	MMBtu	(200,100,000)	(200,100,000)		(100,375,000)

Not Designated as Hedging Instruments
Exploration & Production	Risk Management	MMBtu	(9,077,499)	(20,195,000)	16,586,059
Williams Partners	Risk Management	Gallons	(3,990,000)
Exploration & Production	Other	MMBtu	150,400	(14,766,500)
Fair values and gains (losses)
     The following table presents the fair value of energy commodity derivatives. Our derivatives are presented as separate line items in our Consolidated Balance Sheet as current and noncurrent derivative assets and liabilities. Derivatives are classified as current or noncurrent based on the contractual timing of expected future net cash flows of individual contracts. The expected future net cash flows for derivatives classified as current are expected to occur within the next 12 months. The fair value amounts are presented on a gross basis and do not reflect the netting of asset and liability positions permitted under the terms of our master netting arrangements. Further, the amounts below do not include cash held on deposit in margin accounts that we have received or remitted to collateralize certain derivative positions.

	December 31,
	2010		2009
	Assets	Liabilities	Assets	Liabilities
	(Millions)
Designated as hedging instruments	$288	$22	$352	$174
Not designated as hedging instruments:
Legacy natural gas contracts from former power business	186	187	505	526
All other	99	80	237	306

Total derivatives not designated as hedging instruments	285	267	742	832

Total derivatives	$573	$289	$1,094	$1,006

     The following table presents pre-tax gains and losses for our energy commodity derivatives designated as cash flow hedges, as recognized in AOCI, revenues or costs and operating expenses.

	Years Ended
	December 31,
	2010	2009	Classification
	(Millions)
Net gain recognized in other comprehensive income (loss) (effective portion)	$495	$262	AOCI
Net gain reclassified from accumulated other comprehensive income (loss) into income (effective portion)	$342	$618	Revenues or Costs and Operating Expenses
Gain recognized in income (ineffective portion)	$9	$4	Revenues or Costs and Operating Expenses
     There were no gains or losses recognized in income as a result of excluding amounts from the assessment of hedge effectiveness or as a result of reclassifications to earnings following the discontinuance of any cash flow hedges.
     The following table presents pre-tax gains and losses for our energy commodity derivatives not designated as hedging instruments.

	Years Ended
	December 31,
	2010	2009
	(Millions)
Revenues	$46	$37
Costs and operating expenses	28	33

Net gain	$18	$4

     The cash flow impact of our derivative activities is presented in the Consolidated Statement of Cash Flows as changes in current and noncurrent derivative assets and liabilities.
Credit-risk-related features
     Certain of our derivative contracts contain credit-risk-related provisions that would require us, in certain circumstances, to post additional collateral in support of our net derivative liability positions. These credit-risk-related provisions require us to post collateral in the form of cash or letters of credit when our net liability positions exceed an established credit threshold. The credit thresholds are typically based on our senior unsecured debt ratings from Standard and Poor’s and/or Moody’s Investors Service. Under these contracts, a credit ratings decline would lower our credit thresholds, thus requiring us to post additional collateral. We also have contracts that contain adequate assurance provisions giving the counterparty the right to request collateral in an amount that corresponds to the outstanding net liability. Additionally, Exploration & Production has an unsecured credit agreement with certain banks related to hedging activities. We are not required to provide collateral support for net derivative liability positions under the credit agreement as long as the value of Exploration & Production’s domestic natural gas reserves, as determined under the provisions of the agreement, exceeds by a specified amount certain of its obligations including any outstanding debt and the aggregate out-of-the-money position on hedges entered into under the credit agreement.
     As of December 31, 2010, we have collateral totaling  $8 million, all of which is in the form of letters of credit, posted to derivative counterparties to support the aggregate fair value of our net derivative liability position (reflecting master netting arrangements in place with certain counterparties) of  $36 million, which includes a reduction of less than  $1 million to our liability balance for our own nonperformance risk. At December 31, 2009, we had collateral totaling  $96 million posted to derivative counterparties, all of which was in the form of letters of credit, to support the aggregate fair value of our net derivative liability position (reflecting master netting arrangements in place with certain counterparties) of  $167 million, which included a reduction of  $3 million to our liability balance for our own nonperformance risk. The additional collateral that we would have been required to post, assuming our credit thresholds were eliminated and a call for adequate assurance under the credit risk provisions in our derivative contracts was triggered, was  $29 million and  $74 million at December 31, 2010 and December 31, 2009, respectively.
Cash flow hedges
     Changes in the fair value of our cash flow hedges, to the extent effective, are deferred in AOCI and reclassified into earnings in the same period or periods in which the hedged forecasted purchases or sales affect earnings, or when it is probable that the hedged forecasted transaction will not occur by the end of the originally specified time period. As of December 31, 2010, we have hedged portions of future cash flows associated with anticipated energy commodity purchases and sales for up to two years. Based on recorded values at December 31, 2010,  $148 million of net gains (net of income tax provision of  $88 million) will be reclassified into earnings within the next year. These recorded values are based on market prices of the commodities as of December 31, 2010. Due to the volatile nature of commodity prices and changes in the creditworthiness of counterparties, actual gains or losses realized within the next year will likely differ from these values. These gains or losses are expected to substantially offset net losses or gains that will be realized in earnings from previous unfavorable or favorable market movements associated with underlying hedged transactions.
Guarantees
     In addition to the guarantees and payment obligations discussed in Note 16, we have issued guarantees and other similar arrangements as discussed below.
     We are required by our revolving credit agreements to indemnify lenders for any taxes required to be withheld from payments due to the lenders and for any tax payments made by the lenders. The maximum potential amount of future payments under these indemnifications is based on the related borrowings and such future payments cannot currently be determined. These indemnifications generally continue indefinitely unless limited by the underlying tax regulations and have no carrying value. We have never been called upon to perform under these indemnifications and have no current expectation of a future claim.
     We have provided a guarantee in the event of nonpayment by our previously owned communications subsidiary, WilTel, on a certain lease performance obligation that extends through 2042. The maximum potential exposure is approximately  $39 million at December 31, 2010 and  $40 million at December 31, 2009. Our exposure declines systematically throughout the remaining term of WilTel’s obligation. The carrying value of the guarantee included in accrued liabilities on the Consolidated Balance Sheet is  $35 million at December 31, 2010 and  $36 million at December 31, 2009.
     At December 31, 2010, we do not expect these guarantees to have a material impact on our future liquidity or financial position. However, if we are required to perform on these guarantees in the future, it may have a material adverse effect on our results of operations.
Concentration of Credit Risk
Cash equivalents
     Our cash equivalents are primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government.
Accounts and notes receivable
     The following table summarizes concentration of receivables, net of allowances, by product or service:

	December 31,
	2010	2009
	(Millions)
Receivables by product or service:
Sale of natural gas and related products and services	$635	$599
Transportation of natural gas and related products	149	160
Joint interest	71	56
Other	4	1

Total	$859	$816

     Natural gas customers include pipelines, distribution companies, producers, gas marketers and industrial users primarily located in the eastern and northwestern United States, Rocky Mountains, Gulf Coast, and Canada. As a general policy, collateral is not required for receivables, but customers’ financial condition and credit worthiness are evaluated regularly.
Derivative assets and liabilities
     We have a risk of loss from counterparties not performing pursuant to the terms of their contractual obligations. Counterparty performance can be influenced by changes in the economy and regulatory issues, among other factors. Risk of loss is impacted by several factors, including credit considerations and the regulatory environment in which a counterparty transacts. We attempt to minimize credit-risk exposure to derivative counterparties and brokers through formal credit policies, consideration of credit ratings from public ratings agencies, monitoring procedures, master netting agreements and collateral support under certain circumstances. Collateral support could include letters of credit, payment under margin agreements, and guarantees of payment by credit worthy parties. The gross credit exposure from our derivative contracts as of December 31, 2010, is summarized as follows:

	Investment
Counterparty Type	Grade(a)	Total
	(Millions)
Gas and electric utilities	$7	$8
Energy marketers and traders	—	133
Financial institutions	432	432

	$439	573

Credit reserves		—

Gross credit exposure from derivatives		$573

     We assess our credit exposure on a net basis to reflect master netting agreements in place with certain counterparties. We offset our credit exposure to each counterparty with amounts we owe the counterparty under derivative contracts. The net credit exposure from our derivatives as of December 31, 2010, excluding collateral support discussed below, is summarized as follows:

	Investment
Counterparty Type	Grade(a)	Total
	(Millions)
Gas and electric utilities	$3	$3
Financial institutions	317	317

	$320	320

Credit reserves		—

Net credit exposure from derivatives		$320

(a)	We determine investment grade primarily using publicly available credit ratings. We include counterparties with a minimum Standard & Poor’s rating of BBB- or Moody’s Investors Service rating of Baa3 in investment grade.
     Our nine largest net counterparty positions represent approximately 99 percent of our net credit exposure from derivatives and are all with investment grade counterparties. Included within this group are eight counterparty positions, representing 81 percent of our net credit exposure from derivatives, associated with Exploration &
Production’s hedging facility. Under certain conditions, the terms of this credit agreement may require the participating financial institutions to deliver collateral support to a designated collateral agent (which is another participating financial institution in the agreement). The level of collateral support required is dependent on whether the net position of the counterparty financial institution exceeds specified thresholds. The thresholds may be subject to prescribed reductions based on changes in the credit rating of the counterparty financial institution.
     At December 31, 2010, the designated collateral agent holds  $19 million of collateral support on our behalf under Exploration & Production’s hedging facility. In addition, we hold collateral support, which may include cash or letters of credit, of  $15 million related to our other derivative positions.
Revenues
     In 2010 we had one customer in our Williams Partners segment that accounted for 10 percent of our consolidated revenues. In 2009, and 2008, there were no customers for which our sales exceeded 10 percent of our consolidated revenues.

Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2010
Contingent Liabilities and Commitments [Abstract]
Contingent Liabilities and Commitments
Note 16. Contingent Liabilities and Commitments
Issues Resulting from California Energy Crisis
     Our former power business was engaged in power marketing in various geographic areas, including California. Prices charged for power by us and other traders and generators in California and other western states in 2000 and 2001 were challenged in various proceedings, including those before the FERC. We have entered into settlements with the State of California (State Settlement), major California utilities (Utilities Settlement), and others that substantially resolved each of these issues with these parties.
     Although the State Settlement and Utilities Settlement resolved a significant portion of the refund issues among the settling parties, we continue to have potential refund exposure to nonsettling parties, including various California end users that did not participate in the Utilities Settlement. We are currently in settlement negotiations with certain California utilities aimed at eliminating or substantially reducing this exposure. If successful, and subject to a final “true-up” mechanism, the settlement agreement would also resolve our collection of accrued interest from counterparties as well as our payment of accrued interest on refund amounts. Thus, as currently contemplated by the parties, the settlement agreement would resolve most, if not all, of our legal issues arising from the 2000-2001 California Energy Crisis.
     As a result of a 2008 U.S. Supreme Court decision, certain contracts that we entered into during 2000 and 2001 might have been subject to partial refunds depending on the results of further proceedings at the FERC. These contracts, under which we sold electricity, totaled approximately  $89 million in revenue. While we were not a party to the cases involved in the U.S. Supreme Court decision, the buyer of electricity from us is a party to the cases and claimed that we must refund to the buyer any loss it suffers due to the FERC’s reconsideration of the contract terms at issue in the decision. In August 2010, the FERC ruled that settlement of the separate claims against the buyer required the dismissal of the buyer’s claims against us.
     Certain other issues also remain open at the FERC and for other nonsettling parties.
Reporting of Natural Gas-Related Information to Trade Publications
     Civil suits based on allegations of manipulating published gas price indices have been brought against us and others, in each case seeking an unspecified amount of damages. We are currently a defendant in class action litigation and other litigation originally filed in state court in Colorado, Kansas, Missouri and Wisconsin brought on behalf of direct and indirect purchasers of gas in those states.
•	The federal court in Nevada currently presides over cases that were transferred to it from state courts in Colorado, Kansas, Missouri, and Wisconsin. In 2008, the federal court in Nevada granted summary judgment in the Colorado case in favor of us and most of the other defendants, and on January 8, 2009, the court denied the plaintiffs’ request for reconsideration of the Colorado dismissal. We expect that the Colorado plaintiffs will appeal, but the appeal cannot occur until the case against the remaining defendant is concluded. In the other cases, our joint motions for summary judgment to preclude the plaintiffs’ state law claims based upon federal preemption have been pending since late 2009. If the motions are granted, we expect a final judgment in our favor which the plaintiffs could appeal. If the motions are denied, the current stay of activity would be lifted, class certification would be addressed, and discovery would be completed as the cases proceeded towards trial. Additionally, we would be unable to estimate a revised range of exposure until certain of these matters were resolved. However, it would be reasonably possible that such a range could include levels that would be material to our results of operations.

•	On April 23, 2010, the Tennessee Supreme Court reversed the state appellate court and dismissed the plaintiffs’ claims against us on federal preemption grounds. The plaintiffs did not appeal this ruling to the United States Supreme Court. This case is now concluded in our favor.

•	On September 24, 2010, the Missouri Supreme Court declined to hear the plaintiff’s appeal of the trial court’s dismissal of a case for lack of standing. The case is now concluded in our favor.
Environmental Matters
Continuing operations
     Our interstate gas pipelines are involved in remediation activities related to certain facilities and locations for polychlorinated biphenyl, mercury contamination, and other hazardous substances. These activities have involved the U.S. Environmental Protection Agency (EPA) and various state environmental authorities. At December 31, 2010 we have accrued liabilities of  $12 million for these costs. We expect that these costs will be recoverable through rates.
     We also accrue environmental remediation costs for natural gas underground storage facilities, primarily related to soil and groundwater contamination. At December 31, 2010, we have accrued liabilities totaling  $6 million for these costs.
     In March 2008, the EPA proposed a penalty of  $370,000 for alleged violations relating to leak detection and repair program delays at our Ignacio gas plant in Colorado and for alleged permit violations at a compressor station. We met with the EPA and are exchanging information in order to resolve the issues.
     In September 2007, the EPA requested, and our Transco subsidiary later provided, information regarding natural gas compressor stations in the states of Mississippi and Alabama as part of the EPA’s investigation of our compliance with the Clean Air Act. On March 28, 2008, the EPA issued notices of violation alleging violations of Clean Air Act requirements at these compressor stations. We met with the EPA in May 2008 and submitted our response denying the allegations in June 2008. In July 2009, the EPA requested additional information pertaining to these compressor stations and in August 2009, we submitted the requested information. On August 20, 2010, the EPA requested and our Transco subsidiary provided, similar information for a compressor station in Maryland.
Former operations, including operations classified as discontinued
     We have potential obligations in connection with assets and businesses we no longer operate. These potential obligations include the indemnification of the purchasers of certain of these assets and businesses for environmental and other liabilities existing at the time the sale was consummated. Our responsibilities include those described below.
•	Potential indemnification obligations to purchasers of our former agricultural fertilizer and chemical operations and former retail petroleum and refining operations;

•	Former petroleum products and natural gas pipelines;

•	Discontinued petroleum refining facilities;
•	Former exploration and production and mining operations.
     At December 31, 2010, we have accrued environmental liabilities of  $31 million related to these matters.
     Actual costs for these matters could be substantially greater than amounts accrued depending on the actual number of contaminated sites identified, the actual amount and extent of contamination discovered, the final cleanup standards mandated by the EPA and other governmental authorities. Any incremental amount cannot be reasonably estimated at this time.
     Certain of our subsidiaries have been identified as potentially responsible parties at various Superfund and state waste disposal sites. In addition, these subsidiaries have incurred, or are alleged to have incurred, various other hazardous materials removal or remediation obligations under environmental laws.
Environmental matters — general
     The EPA and various state regulatory agencies routinely promulgate and propose new rules, and issue updated guidance to existing rules. These new rules and rulemakings include, but are not limited to, rules for reciprocating internal combustion engine maximum achievable control technology, new air quality standards for ground level ozone, and one hour nitrogen dioxide emission limits. We are unable to estimate the costs of asset additions or modifications necessary to comply with these new regulations due to uncertainty created by the various legal challenges to these regulations and the need for further specific regulatory guidance.
Other Legal Matters
Gulf Liquids litigation
     Gulf Liquids contracted with Gulsby Engineering Inc. (Gulsby) and Gulsby-Bay (a joint venture between Gulsby and Bay Ltd.) for the construction of certain gas processing plants in Louisiana. National American Insurance Company (NAICO) and American Home Assurance Company provided payment and performance bonds for the projects. In 2001, the contractors and sureties filed multiple cases in Louisiana and Texas against Gulf Liquids and us.
     In 2006, at the conclusion of the consolidated trial of the asserted contract and tort claims, the jury returned its actual and punitive damages verdict against us and Gulf Liquids. Based on our interpretation of the jury verdicts, we recorded a charge based on our estimated exposure for actual damages of approximately  $68 million plus potential interest of approximately  $20 million. In addition, we concluded that it was reasonably possible that any ultimate judgment might have included additional amounts of approximately  $199 million in excess of our accrual, which primarily represented our estimate of potential punitive damage exposure under Texas law.
     From May through October 2007, the court entered seven post-trial orders in the case (interlocutory orders) which, among other things, overruled the verdict award of tort and punitive damages as well as any damages against us. The court also denied the plaintiffs’ claims for attorneys’ fees. On January 28, 2008, the court issued its judgment awarding damages against Gulf Liquids of approximately  $11 million in favor of Gulsby and approximately  $4 million in favor of Gulsby-Bay. Gulf Liquids, Gulsby, Gulsby-Bay, Bay Ltd., and NAICO appealed the judgment. In February 2009, we settled with certain of these parties and reduced our liability as of December 31, 2008, by  $43 million, including  $11 million of interest. On February 17, 2011, the Texas Court of Appeals upheld the dismissals of the tort and punitive damages claims and reversed and remanded the contract claim and attorney fee claims for further proceedings. The appellate court ruling is subject to a potential appeal to the Texas Supreme Court. If the appellate court judgment is upheld, our remaining liability will be substantially less than the amount of our accrual for these matters.
Royalty litigation
     In September 2006, royalty interest owners in Garfield County, Colorado, filed a class action suit in Colorado state court alleging that we improperly calculated oil and gas royalty payments, failed to account for the proceeds that we received from the sale of gas and extracted products, improperly charged certain expenses, and failed to refund amounts withheld in excess of ad valorem tax obligations. We reached a final partial settlement agreement for an amount that was previously accrued. We received a favorable ruling on our motion for summary judgment on one claim now on appeal by plaintiffs. We anticipate trial on the other remaining issue related to royalty payment calculation and obligations under specific lease provisions in 2011. While we are not able to estimate the amount of any additional exposure at this time, it is reasonably possible that plaintiff’s claims could reach a material amount.
     Other producers have been in litigation or discussions with a federal regulatory agency and a state agency in New Mexico regarding certain deductions used in the calculation of royalties. Although we are not a party to these matters, we have monitored them to evaluate whether their resolution might have the potential for unfavorable impact on our results of operations. One of these matters involving federal litigation was decided on October 5, 2009. The resolution of this specific matter is not material to us. However, other related issues in these matters that could be material to us remain outstanding. We received notice from the U.S. Department of Interior Office of Natural Resources Revenue (ONRR) in the fourth quarter of 2010, intending to clarify the guidelines for calculating federal royalties on conventional gas production applicable to our federal leases in New Mexico. The ONRR’s guidance provides its view as to how much of a producer’s bundled fees for transportation and processing can be deducted from the royalty payment. Using these guidelines would not result in a material difference in determining our historical federal royalty payments for our leases in New Mexico. No similar specific guidance has been issued by ONRR for leases in other states, but such guidelines are expected in the future. The issuance of similar guidelines in Colorado and other states could affect our previous royalty payments and the effect could be material to our results of operations.
Other
     In 2003, we entered into an agreement to sublease certain underground storage facilities to Liberty Gas Storage (Liberty). We have asserted claims against Liberty for prematurely terminating the sublease, and for damage caused to the facilities. In February 2011, Liberty subsequently indicated that they intend to assert a counterclaim for costs in excess of  $200 million associated with its use of the facilities. Due to the lack of information currently available, we are unable to evaluate the merits of the potential counterclaim and determine the amount of any possible liability.
Other Divestiture Indemnifications
     Pursuant to various purchase and sale agreements relating to divested businesses and assets, we have indemnified certain purchasers against liabilities that they may incur with respect to the businesses and assets acquired from us. The indemnities provided to the purchasers are customary in sale transactions and are contingent upon the purchasers incurring liabilities that are not otherwise recoverable from third parties. The indemnities generally relate to breach of warranties, tax, historic litigation, personal injury, property damage, environmental matters, right of way and other representations that we have provided.
     At December 31, 2010, we do not expect any of the indemnities provided pursuant to the sales agreements to have a material impact on our future financial position. However, if a claim for indemnity is brought against us in the future, it may have a material adverse effect on our results of operations in the period in which the claim is made.
     In addition to the foregoing, various other proceedings are pending against us which are incidental to our operations.
Summary
     Litigation, arbitration, regulatory matters, and environmental matters are subject to inherent uncertainties. Were an unfavorable ruling to occur, there exists the possibility of a material adverse impact on the results of operations in the period in which the ruling occurs. Management, including internal counsel, currently believes that the ultimate resolution of the foregoing matters, taken as a whole and after consideration of amounts accrued, insurance coverage, recovery from customers or other indemnification arrangements, will not have a material adverse effect upon our future liquidity or financial position.
Commitments
     Commitments for construction and acquisition of property, plant and equipment are approximately  $226 million at December 31, 2010.
     As part of managing our commodity price risk, we utilize contracted pipeline capacity primarily to move our natural gas production to other locations with more favorable pricing differentials. Our commitments under these contracts are as follows:

(Millions)
2011	$143
2012	137
2013	125
2014	127
2015	120
Thereafter	404

Total	$1,056

     We also have certain commitments to an equity investee for natural gas gathering and treating services which total  $181 million over approximately seven years.

Accumulated Other Comprehensive loss	12 Months Ended
Dec. 31, 2010
Accumulated other comprehensive loss [Abstract]
Accumulated other comprehensive loss
Note 17. Accumulated Other Comprehensive Loss
     The table below presents changes in the components of accumulated other comprehensive income (loss).

	Income (Loss)
					Other
					Postretirement
			Pension Benefits		Benefits
		Foreign	Prior	Net	Prior	Net
	Cash Flow	Currency	Service	Actuarial	Service	Actuarial
	Hedges	Translation	Cost	Gain (Loss)	Cost	Gain (Loss)	Total
	(Millions)
Balance at December 31, 2007	$(157)	$129	$(4)	$(97)	$(3)	$11	$(121)

2008 Change:
Pre-income tax amount	714	(76)	—	(565)	16	(15)	74
Income tax (provision) benefit	(270)	—	—	213	(8)	6	(59)
Net reclassification into earnings of derivative instrument losses (net of a $7 million income tax benefit)	11	—	—	—	—	—	11
Amortization included in net periodic benefit expense	—	—	1	13	1	—	15
Income tax provision on amortization	—	—	—	(5)	—	—	(5)

	455	(76)	1	(344)	9	(9)	36

Allocation of other comprehensive income (loss) to noncontrolling interests	(2)	—	—	7	—	—	5

Balance at December 31, 2008	296	53	(3)	(434)	6	2	(80)

2009 Change:
Pre-income tax amount	262	83	—	44	7	(1)	395
Income tax (provision) benefit	(99)	—	—	(17)	—	1	(115)
Net reclassification into earnings of derivative instrument gains (net of a $234 million income tax provision)	(384)	—	—	—	—	—	(384)
Amortization included in net periodic benefit expense	—	—	1	42	(4)	—	39
Income tax (provision) benefit on amortization	—	—	(1)	(16)	1	—	(16)

	(221)	83	—	53	4	—	(81)

Allocation of other comprehensive income to noncontrolling interests	—	—	—	(7)	—	—	(7)

Balance at December 31, 2009	75	136	(3)	(388)	10	2	(168)

2010 Change:
Pre-income tax amount	488	29	—	(71)	—	(12)	434
Income tax (provision) benefit	(185)	—	—	24	—	3	(158)
Net reclassification into earnings of derivative instrument gains (net of a $131 million income tax provision)	(211)	—	—	—	—	—	(211)
Amortization included in net periodic benefit expense	—	—	1	35	(5)	1	32
Income tax (provision) benefit on amortization	—	—	—	(13)	2	—	(11)

	92	29	1	(25)	(3)	(8)	86

Allocation of other comprehensive income to noncontrolling interests	—	—	—	—	—	—	—

Balance at December 31, 2010	$167	$165	$(2)	$(413)	$7	$(6)	$(82)

Segment Disclosures	12 Months Ended
Dec. 31, 2010
Segment Disclosures [Abstract]
Segment Disclosures
Note 18. Segment Disclosures
     Our reporting segments are Williams Partners, Exploration & Production, and Midstream Canada & Olefins. All remaining business activities are included in Other. (See Note 1.)
     Our segment presentation of Williams Partners is reflective of the parent-level focus by our chief operating decision-maker, considering the resource allocation and governance provisions associated with this master limited partnership structure. WPZ maintains a capital and cash management structure that is separate from ours. WPZ is self-funding and maintains its own lines of bank credit and cash management accounts. These factors, coupled with a different cost of capital from our other businesses, serve to differentiate the management of this entity as a whole.
Performance Measurement
     We currently evaluate performance based upon segment profit (loss) from operations, which includes segment revenues from external and internal customers, segment costs and expenses, equity earnings (losses) and income (loss) from investments. The accounting policies of the segments are the same as those described in Note 1. Intersegment sales are generally accounted for at current market prices as if the sales were to unaffiliated third parties.
     The primary types of costs and operating expenses by segment can be generally summarized as follows:
•	Williams Partners — commodity purchases (primarily for NGL and crude marketing, shrink and fuel), depreciation and operation and maintenance expenses;

•	Exploration & Production — commodity purchases (primarily in support of commodity marketing and risk management activities), depletion, depreciation and amortization, lease and facility operating expenses and operating taxes;

•	Midstream Canada & Olefins — commodity purchases (primarily for shrink, feedstock and NGL and olefin marketing activities), depreciation and operation and maintenance expenses.
     Energy commodity hedging by our business units may be done through intercompany derivatives with our Exploration & Production segment which, in turn, enters into offsetting derivative contracts with unrelated third parties. Additionally, Exploration & Production may enter into transactions directly with third parties under their credit agreement. (See Note 11.) Exploration & Production bears the counterparty performance risks associated with the unrelated third parties in these transactions.
     The following geographic area data includes revenues from external customers based on product shipment origin and long-lived assets based upon physical location.

	United States	Other	Total
	(Millions)
Revenues from external customers:
2010	$9,343	$257	$9,600
2009	8,048	190	8,238
2008	11,590	261	11,851

Long-lived assets:
2010	$19,740	$527	$20,267
2009	19,185	410	19,595
2008	18,348	335	18,683
     Our foreign operations are primarily located in Canada and South America. Long-lived assets are comprised of property, plant, and equipment, goodwill, and other intangible assets.
     The following table reflects the reconciliation of segment revenues and segment profit (loss) to revenues and operating income (loss) as reported in the Consolidated Statement of Operations and other financial information related to long-lived assets.

			Midstream
	Williams	Exploration &	Canada &
	Partners	Production	Olefins	Other	Eliminations	Total
	(Millions)
2010
Segment revenues:
External	$5,344	$3,229	$1,017	$10	$—	$9,600
Internal	371	797	16	14	(1,198)	—

Total revenues	$5,715	$4,026	$1,033	$24	$(1,198)	$9,600

Segment profit (loss)	$1,574	$(1,335)	$172	$68	$—	$479
Less:
Equity earnings (losses)	109	20	—	34	—	163
Income (loss) from investments	—	—	—	43	—	43

Segment operating income (loss)	$1,465	$(1,355)	$172	$(9)	$—	273

General corporate expenses						(221)

Total operating income (loss)						$52

Other financial information:
Additions to long-lived assets*	$904	$2,857	$104	$25	$—	$3,890
Depreciation, depletion & amortization	$568	$884	$23	$21	$—	$1,496

2009
Segment revenues:
External	$4,359	$3,126	$738	$15	$—	$8,238
Internal	243	541	15	12	(811)	—

Total revenues	$4,602	$3,667	$753	$27	$(811)	$8,238

Segment profit (loss)	$1,317	$401	$37	$(39)	$—	$1,716
Less:
Equity earnings (losses)	81	18	—	37	—	136
Income (loss) from investments	—	—	—	(75)	—	(75)

Segment operating income (loss)	$1,236	$383	$37	$(1)	$—	1,655

General corporate expenses						(164)

Total operating income (loss)						$1,491

Other financial information:
Additions to long-lived assets	$1,023	$1,302	$42	$28	$—	$2,395
Depreciation, depletion & amortization	$553	$859	$21	$19	$—	$1,452

2008
Segment revenues:
External	$5,545	$5,091	$1,206	$9	$—	$11,851
Internal	302	1,065	27	15	(1,409)	—

Total revenues	$5,847	$6,156	$1,233	$24	$(1,409)	$11,851

Segment profit (loss)	$1,425	$1,401	$112	$30	$—	$2,968
Less:
Equity earnings (losses)	76	20	—	41	—	137
Income (loss) from investments	—	—	1	—	—	1

Segment operating income (loss)	$1,349	$1,381	$111	$(11)	$—	2,830

General corporate expenses						(149)

Total operating income (loss)						$2,681

Other financial information:
Additions to long-lived assets	$1,212	$2,400	$23	$41	$—	$3,676
Depreciation, depletion & amortization	$518	$702	$23	$16	$—	$1,259

*	Does not include WPZ’s purchase of a business represented by certain gathering and processing assets in Colorado’s Piceance basin from Exploration & Production. (See Note 1.)
     Total segment revenues for Exploration & Production include  $1,743 million,  $1,456 million and  $3,244 million of gas management revenues for the years ended December 31, 2010, 2009 and 2008, respectively. Gas management revenues include sales of natural gas in conjunction with marketing services provided to third parties and intercompany sales of fuel and shrink gas to the midstream businesses in Williams Partners. These revenues are substantially offset by similar amounts of gas management costs.
     The following table reflects total assets and equity method investments by reporting segment, including discontinued operations.

	Total Assets		Equity Method Investments
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2008
	(Millions)
Williams Partners	$13,404	$12,479	$1,045	$593	$524
Exploration & Production	9,827	10,084	104	95	87
Midstream Canada & Olefins	922	835	—	—	—
Other	3,481	3,654	193	196	336
Eliminations	(2,662)	(1,772)	—	—	—

Total	$24,972	$25,280	$1,342	$884	$947

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
Note 19. Subsequent Events
     On February 16, 2011, we announced that our Board of Directors approved a reorganization plan to separate the company into two standalone, publicly traded corporations. The plan calls for the separation of our exploration and production business into a publicly traded company via an initial public offering of up to 20 percent of our interest in the third quarter of 2011. We intend to complete the offering so that it preserves our ability to complete a tax-free spinoff of our remaining ownership in the exploration and production business to Williams’ shareholders in 2012, after which Williams would continue as a premier natural gas infrastructure company. We retain the discretion to determine whether and when to execute the spinoff.
Information subsequent to date of report of independent registered public accounting firm
     On April 29, 2011, our wholly owned subsidiary, WPX Energy, Inc. (WPX), filed a registration statement with the SEC with respect to an initial public offering of its equity securities.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts [Abstract]
Valuation and Qualifying Accounts
SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS

		ADDITIONS
		Charged
		(Credited)
	Beginning	To Costs and						Ending
	Balance	Expenses		Other		Deductions		Balance
	(Millions)
2010:
Allowance for doubtful accounts — accounts and notes receivable(a)	$22	$(6)		$—		$1	(c)	$15
Deferred tax asset valuation allowance(a)	289	(40)		—		—		249
Price-risk management credit reserves — liabilities(b)	(3)	3	(d)	—		—		—

2009:
Allowance for doubtful accounts — accounts and notes receivable(a)	29	4		—		11	(c)	22
Deferred tax asset valuation allowance(a)	224	65		—		—		289
Price-risk management credit reserves — assets(a)	6	(3	) (d)	(3	) (e)	—		—
Price-risk management credit reserves — liabilities(b)	(15)	12	(d)	—		—		(3)

2008:
Allowance for doubtful accounts — accounts and notes receivable(a)	16	15		—		2	(c)	29
Deferred tax asset valuation allowance(a)	274	(14)		—		36	(c)	224
Price-risk management credit reserves — assets(a)	1	1	(d)	4	(e)	—		6
Price-risk management credit reserves — liabilities(b)	—	(16	) (d)	1	(e)	—		(15)

(a)	Deducted from related assets.

(b)	Deducted from related liabilities.

(c)	Represents balances written off, reclassifications and recoveries.

(d)	Included in revenues.

(e)	Included in accumulated other comprehensive income (loss).

Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2010
Description of Business Basis of Presentation and Summary of Significant Accounting Policies (Policies) [Abstract]
Principles of consolidation
     The consolidated financial statements include the accounts of our corporate parent and our majority-owned or controlled subsidiaries and investments. We apply the equity method of accounting for investments in unconsolidated companies in which we and our subsidiaries own 20 to 50 percent of the voting interest, otherwise exercise significant influence over operating and financial policies of the company, or where majority ownership does not provide us with control due to significant participatory rights of other owners.

Use of estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
     Significant estimates and assumptions include:
•	Impairment assessments of investments, long-lived assets and goodwill;

•	Litigation-related contingencies;

•	Valuations of derivatives;

•	Hedge accounting correlations and probability;

•	Environmental remediation obligations;

•	Realization of deferred income tax assets;

•	Valuation of Exploration & Production’s reserves;

•	Asset retirement obligations;

•	Pension and postretirement valuation variables.
These estimates are discussed further throughout these notes.

Regulatory Accounting
     Transco and Northwest Pipeline are regulated by the Federal Energy Regulatory Commission (FERC). Their rates established by the FERC are designed to recover the costs of providing the regulated services, and their competitive environment makes it probable that such rates can be charged and collected. Therefore, our management has determined that it is appropriate to account for and report regulatory assets and liabilities related to these operations consistent with the economic effect of the way in which their rates are established. Accounting for these businesses that are regulated can differ from the accounting requirements for non-regulated businesses. These differences are discussed further throughout these notes.

Cash and cash equivalents
     Our cash and cash equivalents balance includes amounts primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government. These have maturity dates of three months or less when acquired.

Accounts receivable
     Accounts receivable are carried on a gross basis, with no discounting, less the allowance for doubtful accounts. We estimate the allowance for doubtful accounts based on existing economic conditions, the financial conditions of the customers and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Interest income related to past due accounts receivable is generally recognized at the time full payment is received or collectability is assured. Past due accounts are generally written off against the allowance for doubtful accounts only after all collection attempts have been exhausted.

Inventory valuation
     All inventories are stated at the lower of cost or market. The cost of inventories is primarily determined using the average-cost method. We determine the cost of certain natural gas inventories held by Transco using the last-in, first-out (LIFO) cost method. LIFO inventory at December 31, 2010 and 2009 is  $9 million and  $7 million, respectively.

Property, plant, and equipment
     Property, plant, and equipment is recorded at cost. We base the carrying value of these assets on estimates, assumptions and judgments relative to capitalized costs, useful lives and salvage values.
     As regulated entities, Northwest Pipeline and Transco provide for depreciation using the straight-line method at FERC-prescribed rates. See Note 9 for depreciation rates used for major regulated gas plant facilities.
     Depreciation for nonregulated entities is provided primarily on the straight-line method over estimated useful lives, except as noted below for oil and gas exploration and production activities. See Note 9 for the estimated useful lives associated with our nonregulated assets.
     Gains or losses from the ordinary sale or retirement of property, plant, and equipment for regulated pipelines are credited or charged to accumulated depreciation; other gains or losses are recorded in other (income) expense — net included in operating income.
     Ordinary maintenance and repair costs are generally expensed as incurred. Costs of major renewals and replacements are capitalized as property, plant, and equipment — net.
     Oil and gas exploration and production activities are accounted for under the successful efforts method. Costs incurred in connection with the drilling and equipping of exploratory wells, as applicable, are capitalized as incurred. If proved reserves are not found, such costs are charged to expense. Other exploration costs, including lease rentals, are expensed as incurred. All costs related to development wells, including related production equipment and lease acquisition costs, are capitalized when incurred. Depreciation, depletion and amortization is provided under the units-of-production method on a field basis.
     We record an asset and a liability upon incurrence equal to the present value of each expected future asset retirement obligation (ARO). The ARO asset is depreciated in a manner consistent with the depreciation of the underlying physical asset. We measure changes in the liability due to passage of time by applying an interest method of allocation. This amount is recognized as an increase in the carrying amount of the liability and as a corresponding accretion expense included in other (income) expense — net included in operating income, except for regulated entities, for which the liability is offset by a regulatory asset as management expects to recover amounts in future rates. The regulatory asset is amortized commensurate with our collection of those costs in rates.
     Measurements of AROs include, as a component of future expected costs, an estimate of the price that a third party would demand, and could expect to receive, for bearing the uncertainties inherent in the obligations, sometimes referred to as a market-risk premium.

Goodwill
     Goodwill represents the excess of cost over fair value of the assets of businesses acquired. It is evaluated at least annually for impairment by first comparing our management’s estimate of the fair value of a reporting unit with its carrying value, including goodwill. If the carrying value of the reporting unit exceeds its fair value, a computation of the implied fair value of the goodwill is compared with its related carrying value. If the carrying value of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in the amount of the excess.
     As a result of significant declines in forward natural gas prices during the third quarter of 2010, we performed an interim impairment assessment of our goodwill. As a result of that assessment, we recorded an impairment of goodwill of approximately  $1 billion. See Note 4.

Cash flows from revolving credit facilities	Proceeds and payments related to borrowings under our credit facilities are reflected in the financing activities of the Consolidated Statement of Cash Flows on a gross basis.
Treasury stock
     Treasury stock purchases are accounted for under the cost method whereby the entire cost of the acquired stock is recorded as treasury stock. Gains and losses on the subsequent reissuance of shares are credited or charged to capital in excess of par value using the average-cost method.

Derivative instruments and hedging activities
     We utilize derivatives to manage our commodity price risk. These instruments consist primarily of futures contracts, swap agreements, option contracts, and forward contracts involving short- and long-term purchases and sales of a physical energy commodity.
     We report the fair value of derivatives, except for those for which the normal purchases and normal sales exception has been elected, on the Consolidated Balance Sheet in derivative assets and derivative liabilities as either current or noncurrent. We determine the current and noncurrent classification based on the timing of expected future cash flows of individual trades. We report these amounts on a gross basis. Additionally, we report cash collateral receivables and payables with our counterparties on a gross basis.
     The accounting for the changes in fair value of a commodity derivative can be summarized as follows:

Derivative Treatment	Accounting Method
Normal purchases and normal sales exception	Accrual accounting
Designated in a qualifying hedging relationship	Hedge accounting
All other derivatives	Mark-to-market accounting
     We may elect the normal purchases and normal sales exception for certain short- and long-term purchases and sales of a physical energy commodity. Under accrual accounting, any change in the fair value of these derivatives is not reflected on the balance sheet after the initial election of the exception.
     We have also designated a hedging relationship for certain commodity derivatives. For a derivative to qualify for designation in a hedging relationship, it must meet specific criteria and we must maintain appropriate documentation. We establish hedging relationships pursuant to our risk management policies. We evaluate the hedging relationships at the inception of the hedge and on an ongoing basis to determine whether the hedging relationship is, and is expected to remain, highly effective in achieving offsetting changes in fair value or cash flows attributable to the underlying risk being hedged. We also regularly assess whether the hedged forecasted transaction is probable of occurring. If a derivative ceases to be or is no longer expected to be highly effective, or if we believe the likelihood of occurrence of the hedged forecasted transaction is no longer probable, hedge accounting is discontinued prospectively, and future changes in the fair value of the derivative are recognized currently in revenues or costs and operating expenses dependent upon the underlying hedge transaction.
     For commodity derivatives designated as a cash flow hedge, the effective portion of the change in fair value of the derivative is reported in accumulated other comprehensive income (loss) (AOCI) and reclassified into earnings in the period in which the hedged item affects earnings. Any ineffective portion of the derivative’s change in fair value is recognized currently in revenues or costs and operating expenses. Gains or losses deferred in AOCI associated with terminated derivatives, derivatives that cease to be highly effective hedges, derivatives for which the forecasted transaction is reasonably possible but no longer probable of occurring, and cash flow hedges that have been otherwise discontinued remain in AOCI until the hedged item affects earnings. If it becomes probable that the forecasted transaction designated as the hedged item in a cash flow hedge will not occur, any gain or loss deferred in AOCI is recognized in revenues or costs and operating expenses at that time. The change in likelihood is a judgmental decision that includes qualitative assessments made by management.
     For commodity derivatives that are not designated in a hedging relationship, and for which we have not elected the normal purchases and normal sales exception, we report changes in fair value currently in revenues or costs and operating expenses dependent upon the underlying hedge transaction.
     Certain gains and losses on derivative instruments included in the Consolidated Statement of Operations are netted together to a single net gain or loss, while other gains and losses are reported on a gross basis. Gains and losses recorded on a net basis include:
•	Unrealized gains and losses on all derivatives that are not designated as hedges and for which we have not elected the normal purchases and normal sales exception;

•	The ineffective portion of unrealized gains and losses on derivatives that are designated as cash flow hedges;

•	Realized gains and losses on all derivatives that settle financially other than natural gas derivatives for NGL processing activities;

•	Realized gains and losses on derivatives held for trading purposes;

•	Realized gains and losses on derivatives entered into as a pre-contemplated buy/sell arrangement.
     Realized gains and losses on derivatives that require physical delivery, as well as natural gas derivatives for NGL processing activities and which are not held for trading purposes nor were entered into as a pre-contemplated buy/sell arrangement, are recorded on a gross basis. In reaching our conclusions on this presentation, we considered whether we act as principal in the transaction; whether we have the risks and rewards of ownership, including credit risk; and whether we have latitude in establishing prices.

Revenues
     Revenues from our gas pipeline businesses are primarily from services pursuant to long-term firm transportation and storage agreements. These agreements provide for a reservation charge based on the volume of contracted capacity and a commodity charge based on the volume of gas delivered, both at rates specified in our FERC tariffs. We recognize revenues for reservation charges ratably over the contract period regardless of the volume of natural gas that is transported or stored. Revenues for commodity charges, from both firm and interruptible transportation services, and storage injection and withdrawal services, are recognized when natural gas is delivered at the agreed upon delivery point or when natural gas is injected or withdrawn from the storage facility.
     In the course of providing transportation services to customers, we may receive different quantities of gas from shippers than the quantities delivered on behalf of those shippers. The resulting imbalances are primarily settled through the purchase and sale of gas with our customers under terms provided for in our FERC tariffs. Revenue is recognized from the sale of gas upon settlement of the transportation and exchange imbalances.
     As a result of the ratemaking process, certain revenues collected by us may be subject to refunds upon the issuance of final orders by the FERC in pending rate proceedings. We record estimates of rate refund liabilities considering our and other third-party regulatory proceedings, advice of counsel and other risks.
     Revenues from our midstream operations include those derived from natural gas gathering and processing services and are performed under volumetric-based fee contracts, keep-whole agreements and percent-of-liquids arrangements. Revenues under volumetric-based fee contracts are recorded when services have been performed. Under keep-whole and percent-of-liquids processing contracts, we retain the rights to all or a portion of the NGLs extracted from the producers’ natural gas stream and recognize revenues when the extracted NGLs are sold and delivered.
     Oil gathering and transportation revenues and offshore production handling fees of our midstream operations are recognized when the services have been performed. Certain offshore production handling contracts contain fixed payment terms that result in the deferral of revenues until such services have been performed.
     We market NGLs that we purchase from our producer customers. Revenues from marketing NGLs are recognized when the products have been sold and delivered.
     Storage revenues under prepaid contracted storage capacity contracts are recognized evenly over the life of the contract as services are provided.
     Revenues for sales of natural gas are recognized when the product is sold and delivered. Revenues from the domestic production of natural gas in properties for which Exploration & Production has an interest with other producers are recognized based on the actual volumes sold during the period. Any differences between volumes sold and entitlement volumes, based on Exploration & Production’s net working interest, that are determined to be nonrecoverable through remaining production are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are not significant.
     We have NGLs and olefins extraction operations where we retain certain products extracted from the producers’ off-gas stream and we recognize revenues when the extracted products are sold and delivered to our purchasers. We also produce olefins from purchased feed-stock, and we recognize revenues when the olefins are sold and delivered.

Impairment of long-lived assets and investments
     We evaluate the long-lived assets of identifiable business activities for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such assets may not be recoverable. Except for proved and unproved properties discussed below, when an indicator of impairment has occurred, we compare our management’s estimate of undiscounted future cash flows attributable to the assets to the carrying value of the assets to determine whether an impairment has occurred and we apply a probability-weighted approach to consider the likelihood of different cash flow assumptions and possible outcomes including selling in the near term or holding for the remaining estimated useful life. If an impairment of the carrying value has occurred, we determine the amount of the impairment recognized in the financial statements by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value.
     For assets identified to be disposed of in the future and considered held for sale, we compare the carrying value to the estimated fair value less the cost to sell to determine if recognition of an impairment is required. Until the assets are disposed of, the estimated fair value, which includes estimated cash flows from operations until the assumed date of sale, is recalculated when related events or circumstances change.
     Proved properties, including developed and undeveloped, are assessed for impairment using estimated future undiscounted cash flows on a field basis. If the undiscounted cash flows are less than the carrying value of the assets, then a subsequent analysis to estimate fair value is performed using discounted cash flows. Estimating future cash flows involves the use of complex judgments such as estimation of the oil and gas reserve quantities, risk associated with the different categories of oil and gas reserves, timing of development and production, expected future commodity prices, capital expenditures, and production costs.
     Unproved properties include lease acquisition costs and costs of acquired unproved reserves. Individually significant lease acquisition costs are assessed annually, or as conditions warrant, for impairment considering our future drilling plans, the remaining lease term and recent drilling results. Lease acquisition costs that are not individually significant are aggregated, and the portion of such costs estimated to be nonproductive is amortized over the average holding period. The estimate of what could be nonproductive is based on our historical experience or other information, including current drilling plans and existing geological data. A majority of the costs of acquired unproved reserves are associated with areas to which proved developed producing reserves are also attributed. Generally, economic recovery of unproved reserves in such areas is not yet supported by actual production or conclusive formation tests, but may be confirmed by our continuing development program. Ultimate recovery of potentially recoverable reserves in areas with established production generally has greater probability than in areas with limited or no prior drilling activity. Costs of acquired unproved reserves are assessed annually, or as conditions warrant, for impairment using estimated future discounted cash flows on a field basis and considering our future drilling plans. If the unproved properties are determined to be productive, the appropriate related costs are transferred to proved oil and gas properties.
     We evaluate our investments for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such investments may have experienced an other-than-temporary decline in value. When evidence of loss in value has occurred, we compare our estimate of fair value of the investment to the carrying value of the investment to determine whether an impairment has occurred. If the estimated fair value is less than the carrying value and we consider the decline in value to be other-than-temporary, the excess of the carrying value over the fair value is recognized in the consolidated financial statements as an impairment charge.
     Judgments and assumptions are inherent in our management’s estimate of undiscounted future cash flows and an asset’s fair value. Additionally, judgment is used to determine the probability of sale with respect to assets considered for disposal.

Capitalization of interest
     We capitalize interest during construction on major projects with construction periods of at least three months and a total project cost in excess of  $1 million. Interest is capitalized on borrowed funds and, where regulation by the FERC exists, on internally generated funds as a component of other income (expense) — net. The rates used by regulated companies are calculated in accordance with FERC rules. Rates used by nonregulated companies are based on the average interest rate on debt.

Employee stock-based awards
     Stock options are valued at the date of award, which does not precede the approval date, and compensation cost is recognized on a straight-line basis, net of estimated forfeitures, over the requisite service period. The purchase price per share for stock options may not be less than the market price of the underlying stock on the date of grant. Stock options generally become exercisable over a three-year period from the date of grant and can be subject to accelerated vesting if certain future stock prices or specific financial performance targets are achieved. Stock options generally expire ten years after the grant.
     Restricted stock units are generally valued at market value on the grant date and generally vest over three years. Restricted stock unit compensation cost, net of estimated forfeitures, is generally recognized over the vesting period on a straight-line basis.

Income taxes
     We include the operations of our subsidiaries in our consolidated tax return. Deferred income taxes are computed using the liability method and are provided on all temporary differences between the financial basis and the tax basis of our assets and liabilities. Our management’s judgment and income tax assumptions are used to determine the levels, if any, of valuation allowances associated with deferred tax assets.

Earnings (loss) per common share
     Basic earnings (loss) per common share is based on the sum of the weighted-average number of common shares outstanding and vested restricted stock units. Diluted earnings (loss) per common share includes any dilutive effect of stock options, nonvested restricted stock units and, for applicable periods presented, convertible debt, unless otherwise noted.

Foreign currency translation
     Certain of our foreign subsidiaries use the Canadian dollar as their functional currency. Assets and liabilities of such foreign subsidiaries are translated at the spot rate in effect at the applicable reporting date, and the combined statements of operations are translated into the U.S. dollar at the average exchange rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of AOCI.
     Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the Consolidated Statement of Operations.

Issuance of equity of consolidated subsidiary
     Sales of residual equity interests in a consolidated subsidiary are accounted for as capital transactions. No adjustments to capital are made for sales of preferential interests in a subsidiary. No gain or loss is recognized on these transactions.

Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2010
Discontinued Operations (Tables) [Abstract]
Summarized Results of Discontinued Operations

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Revenues	$16	$17	$210

Income (loss) from discontinued operations before (impairments) and gain on sale, gain on deconsolidation and income taxes	$(8)	$(92)	$236
(Impairments) and gain on sale	(1)	(216)	(135)
Gain on deconsolidation	—	9	—
(Provision) benefit for income taxes	(1)	70	(68)

Income (loss) from discontinued operations	$(10)	$(229)	$33

Income (loss) from discontinued operations:
Attributable to noncontrolling interests	$—	$(70)	$13
Attributable to The Williams Companies, Inc.	$(10)	$(159)	$20

Investing Activites (Tables)	12 Months Ended
Dec. 31, 2010
Investing Activities (Tables) [Abstract]
Investing income

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Equity earnings*	$163	$136	$137
Income (loss) from investments*	43	(75)	1
Impairment of cost-based investments	—	(22)	(4)
Interest income and other	3	7	55

Total investing income	$209	$46	$189

*	Items also included in segment profit (loss). (See Note 18.)

Investments

	December 31,
	2010	2009
	(Millions)
Equity method:
Overland Pass Pipeline Company LLC — 50%	$429	$—
Gulfstream — 50%(1)	378	383
Discovery Producer Services LLC — 60%(2)	181	189
Laurel Mountain Midstream, LLC — 51%(2)	170	133
Petrolera Entre Lomas S.A. — 40.8%	81	81
Other	103	98

	1,342	884
Cost method	2	2

	$1,344	$886

(1)	As of December 31, 2010, 24.5 percent interest is held within Williams Partners, with the remaining 25.5 percent held within Other.

(2)	We account for these investments under the equity method due to the significant participatory rights of our partners such that we do not control the investments.

Dividends and distributions

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Gulfstream	$81	$223	$58
Discovery Producer Services LLC	44	32	56
Aux Sable Liquid Products LP	28	15	28

Summarized Financial Position and Results of Operations of Equity Method Investments

	December 31,
	2010	2009
	(Millions)
Current assets	$321	$383
Noncurrent assets	4,421	3,723
Current liabilities	229	266
Noncurrent liabilities	1,409	1,511

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Gross revenue	$1,362	$1,115	$1,246
Operating income	699	516	521
Net income	508	396	405

Asset Sales, Impairments, and Other Accruals (Tables)	12 Months Ended
Dec. 31, 2010
Asset Sales, Impairments and Other Accruals (Tables) [Abstract]
Asset Sales, Impairments and Other Accruals

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Williams Partners
Involuntary conversion gains	$(18)	$(4)	$(17)
Gains on sales of certain assets	(12)	(40)	(10)
Accrual of regulatory liability related to overcollection of certain employee expenses	10	—	—
Impairments of certain gathering and transportation assets	9	—	6
Exploration & Production
Gain on sale of contractual right to an international production payment	—	—	(148)
Impairment of goodwill	1,003	—	—
Impairments of producing properties and acquired unproved reserves	678	15	—
Penalties from early release of drilling rigs	—	32	—
Midstream Canada & Olefins
Gulf Liquids litigation contingency accrual reversal (see Note 16)	—	—	(32)

Provision (Benefit) for Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Provision (Benefit) for Income Taxes (Tables) [Abstract]
Provision (benefit) for income taxes from continuing operations

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Current:
Federal	$87	$15	$187
State	2	13	25
Foreign	40	21	8

	129	49	220
Deferred:
Federal	(63)	269	507
State	(104)	42	(5)
Foreign	12	3	11

	(155)	314	513

Total provision (benefit)	$(26)	$363	$733

Provision for income taxes from continuing operations at federal statutory rate

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Provision (benefit) at statutory rate	$(328)	$334	$802
Increases (decreases) in taxes resulting from:
State income taxes (net of federal benefit)	(70)	35	13
Foreign operations — net	(17)	25	(16)
Impact of nontaxable noncontrolling interests	(58)	(49)	(54)
Goodwill impairment	351	—	—
Taxes on undistributed earnings of certain foreign operations	66	—	—
Reduction of tax benefits on Medicare Part D federal subsidy	11	—	—
Other — net	19	18	(12)

Provision (benefit) for income taxes	$(26)	$363	$733

Deferred tax liabilities and Deferred tax assets

	December 31,
	2010	2009
	(Millions)
Deferred tax liabilities:
Property, plant, and equipment	$1,784	$3,658
Derivatives — net	111	66
Investments	2,125	491
Other	100	108

Total deferred tax liabilities	4,120	4,323

Deferred tax assets:
Accrued liabilities	369	557
Minimum tax credits	120	62
State loss and credit carryovers	278	289
Other	70	58

Total deferred tax assets	837	966

Less valuation allowance	249	289

Net deferred tax assets	588	677

Overall net deferred tax liabilities	$3,532	$3,646

Reconciliation of beginning and ending amount of unrecognized tax benefits

	2010	2009
	(Millions)
Balance at beginning of period	$89	$79
Additions based on tax positions related to the current year	11	17
Additions for tax positions for prior years	3	4
Reductions for tax positions of prior years	(12)	(7)
Settlement with taxing authorities	—	(4)

Balance at end of period	$91	$89

Earnings (Loss) Per Common Share from Continuing Operations (Tables)	12 Months Ended
Dec. 31, 2010
Earnings (Loss) Per Common Share from Continuing Operations (Tables) [Abstract]
Earnings (loss) per common share from continuing operations

	Years Ended December 31,
	2010	2009	2008
	(Dollars in millions, except per-share amounts;
	shares in thousands)
Income (loss) from continuing operations attributable to The Williams Companies, Inc. available to common stockholders for basic and diluted earnings (loss) per common share(1)	$(1,087)	$444	$1,398

Basic weighted-average shares(2)	584,552	581,674	581,342
Effect of dilutive securities:
Nonvested restricted stock units	—	2,216	1,334
Stock options	—	2,065	3,439
Convertible debentures(2)	—	3,430	6,604

Diluted weighted-average shares	584,552	589,385	592,719

Earnings (loss) per common share from continuing operations:
Basic	$(1.86)	$.76	$2.41
Diluted	$(1.86)	$.76	$2.37

(1)	The years of 2009 and 2008 include $1.2 million and $2.4 million, respectively, of interest expense, net of tax, associated with our convertible debentures. (See Note 12.) These amounts have been added back to income (loss) from continuing operations attributable to The Williams Companies, Inc. available to common stockholders to calculate diluted earnings per common share.

(2)	During 2009, we issued shares of our common stock in exchange for a portion of our convertible debentures. (See Note 12.)

Stock options excluded

	2010	2009	2008
Options excluded (millions)	2.4	3.7	6.4
Weighted-average exercise price of options excluded	$32.41	$30.21	$26.41
Exercise price range of options excluded	$22.68 - $40.51	$20.28 - $42.29	$16.40 - $42.29
Fourth quarter weighted-average market price	$22.47	$19.81	$16.37

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans (Tables) [Abstract]
Changes in benefit obligations and plan assets

			Other
			Postretirement
	Pension Benefits		Benefits
	2010	2009	2010	2009
	(Millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,118	$1,035	$259	$273
Service cost	35	32	2	2
Interest cost	64	62	15	16
Plan participants’ contributions	—	—	6	5
Benefits paid	(58)	(59)	(24)	(24)
Medicare Part D subsidy	—	—	2	2
Plan amendment	—	—	(1)	(18)
Actuarial loss	108	48	30	3

Benefit obligation at end of year	1,267	1,118	289	259

Change in plan assets:
Fair value of plan assets at beginning of year	860	705	148	126
Actual return on plan assets	108	153	17	25
Employer contributions	61	61	15	16
Plan participants’ contributions	—	—	6	5
Benefits paid	(58)	(59)	(24)	(24)

Fair value of plan assets at end of year	971	860	162	148

Funded status — underfunded	$(296)	$(258)	$(127)	$(111)

Accumulated benefit obligation	$1,224	$1,075

Underfunded status of our pension plans and other postretirement benefit plans

	December 31,
	2010	2009
	(Millions)
Underfunded pension plans:
Current liabilities	$7	$1
Noncurrent liabilities	289	257
Underfunded other postretirement benefit plans:
Current liabilities	8	8
Noncurrent liabilities	119	103

Pre-tax amounts not yet recognized in net periodic benefit expense

			Other
			Postretirement
	Pension Benefits		Benefits
	2010	2009	2010	2009
	(Millions)
Amounts included in accumulated other comprehensive loss:
Prior service (cost) credit	$(3)	$(4)	$10	$15
Net actuarial loss	(657)	(621)	(20)	(9)
Amounts included in net regulatory assets associated with our FERC-regulated gas pipelines:
Prior service credit	N/A	N/A	$20	$28
Net actuarial loss	N/A	N/A	(48)	(40)

Net periodic benefit expense and other changes in plan assets and benefit obligations

				Other
	Pension Benefits			Postretirement Benefits
	2010	2009	2008	2010	2009	2008
			(Millions)
Components of net periodic benefits expense:
Service cost	$35	$32	$23	$2	$2	$2
Interest cost	64	62	60	15	16	18
Expected return on plan assets	(71)	(61)	(79)	(9)	(9)	(13)
Amortization of prior service cost (credit)	1	1	1	(14)	(11)	—
Amortization of net actuarial loss	35	43	13	3	3	—
Amortization of regulatory asset	—	1	—	1	5	5

Net periodic benefit expense	$64	$78	$18	$(2)	$6	$12

Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Net actuarial (gain) loss	$71	$(44)	$565	$12	$1	$15
Prior service credit	—	—	—	—	(7)	(16)
Amortization of prior service (cost) credit	(1)	(1)	(1)	5	4	(1)
Amortization of net actuarial loss	(35)	(43)	(13)	(1)	—	—

Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss)	35	(88)	551	16	(2)	(2)

Total recognized in net periodic benefit expense and other comprehensive income (loss)	$99	$(10)	$569	$14	$4	$10

Pre-tax amounts expected to be amortized in net periodic benefit expense

		Other
	Pension	Postretirement
	Benefits	Benefits
	(Millions)
Amounts included in accumulated other comprehensive loss:
Prior service cost (credit)	$1	$(4)
Net actuarial loss	37	1
Amounts included in net regulatory assets associated with our FERC- regulated gas pipelines:
Prior service credit	N/A	$(7)
Net actuarial loss	N/A	3

Weighted average assumptions utilized to determine benefit obligations

			Other
			Postretirement
	Pension Benefits		Benefits
	2010	2009	2010	2009
Discount rate	5.20%	5.78%	5.35%	5.80%
Rate of compensation increase	5.00	5.00	N/A	N/A

Weighted average assumptions utilized to determine net periodic benefit expense

				Other
	Pension Benefits			Postretirement Benefits
	2010	2009	2008	2010	2009	2008
Discount rate	5.78%	6.08%	6.41%	5.80%	6.00%	6.40%
Expected long-term rate of return on plan assets	7.50	7.75	7.75	6.51	7.00	7.00
Rate of compensation increase	5.00	5.00	5.00	N/A	N/A	N/A

One percentage point change in assumed health care cost trend rates effects

	Point increase	Point decrease
	(Millions)
Effect on total of service and interest cost components	$2	$(2)
Effect on other postretirement benefit obligation	39	(32)

Fair values of pension plan assets

	2010
	Level 1	Level 2	Level 3	Total
		(Millions)
Pension assets:
Cash management fund(1)	$30	$—	$—	$30
Equity securities:
U.S. large cap	192	—	—	192
U.S. small cap	137	—	—	137
International developed markets large cap growth	4	68	—	72
Emerging markets growth	4	12	—	16
Commingled investment funds:
U.S. large cap(2)	—	168	—	168
Emerging markets value(3)	—	35	—	35
International developed markets large cap value(4)	—	80	—	80
Fixed income securities(5):
U.S. Treasury securities	17	3	—	20
Mortgage-backed securities	—	64	—	64
Corporate bonds	—	150	—	150
Insurance company investment contracts and other	—	7	—	7

Total assets at fair value at December 31, 2010	$384	$587	$—	$971

	2009
	Level 1	Level 2	Level 3	Total
		(Millions)
Pension assets:
Cash management fund(1)	$23	$—	$—	$23
Equity securities:
U.S. large cap	244	—	—	244
U.S. small cap	103	—	—	103
International developed markets large cap growth	2	58	—	60
Emerging markets growth	10	9	—	19
Commingled investment funds:
U.S. large cap(2)	—	84	—	84
Emerging markets value(3)	—	29	—	29
International developed markets large cap value(4)	—	74	—	74
Fixed income securities(5):
U.S. Treasury securities	11	3	—	14
Mortgage-backed securities	—	53	—	53
Corporate bonds	—	149	—	149
Insurance company investment contracts and other	—	8	—	8

Total assets at fair value at December 31, 2009	$393	$467	$—	$860

Fair values of other postretirement benefits plan assets

	2010
	Level 1	Level 2	Level 3	Total
	(Millions)
Other postretirement benefit assets:
Cash management funds(1)	$15	$—	$—	$15
Equity securities:
U.S. large cap	44	—	—	44
U.S. small cap	24	—	—	24
International developed markets large cap growth	1	14	—	15
Emerging markets growth	1	2	—	3
Commingled investment funds:
U.S. large cap(2)	—	17	—	17
Emerging markets value(3)	—	3	—	3
International developed markets large cap value(4)	—	8	—	8
Fixed income securities(6):
U.S. Treasury securities	2	—	—	2
Government and municipal bonds	—	10	—	10
Mortgage-backed securities	—	6	—	6
Corporate bonds	—	15	—	15

Total assets at fair value at December 31, 2010	$87	$75	$—	$162

	2009
	Level 1	Level 2	Level 3	Total
		(Millions)
Other postretirement benefit assets:
Cash management funds(1)	$15	$—	$—	$15
Equity securities:
U.S. large cap	49	—	—	49
U.S. small cap	19	—	—	19
International developed markets large cap growth	—	13	—	13
Emerging markets growth	2	2	—	4
Commingled investment funds:
U.S. large cap(2)	—	8	—	8
Emerging markets value(3)	—	3	—	3
International developed markets large cap value(4)	—	7	—	7
Fixed income securities(6):
U.S. Treasury securities	1	—	—	1
Government and municipal bonds	—	8	—	8
Mortgage-backed securities	—	6	—	6
Corporate bonds	—	15	—	15

Total assets at fair value at December 31, 2009	$86	$62	$—	$148

(1)	These funds invest in high credit-quality, short-term corporate, and government money market debt securities that have remaining maturities of approximately one year or less, and are deemed to have minimal credit risk.

(2)	This fund invests primarily in equity securities comprising the Standard & Poor’s 500 Index. The investment objective of the fund is to match the return of the Standard & Poor’s 500 Index. During 2009, certain restrictions were put into place that limited the amount that could be withdrawn. As of December 31, 2009, 37 percent was eligible for withdrawal. Effective August 2010, the withdrawal restrictions were terminated by the fund. The fund manager retains the right to restrict withdrawals from the fund as not to disadvantage other investors in the fund.

(3)	This fund invests in equity securities of international emerging markets for the purpose of capital appreciation. The fund invests primarily in common stocks of the financial, telecommunications, information technology, consumer goods, energy, industrial, materials, and utilities sectors, as well as forward foreign currency exchange contracts. The plans’ trustee is required to notify the fund manager ten days prior to a withdrawal from the fund. The fund manager retains the right to restrict withdrawals from the fund as not to disadvantage other investors in the fund.

(4)	This fund invests in a diversified portfolio of international equity securities for the purpose of capital appreciation. The fund invests primarily in common stocks in the consumer goods, materials, financial, energy, information technology, telecommunications, industrial, utilities, and health care sectors, as well as forward foreign currency exchange contracts. The plans’ trustee is required to notify the fund manager ten days prior to a withdrawal from the fund. The fund manager retains the right to restrict withdrawals from the fund as not to disadvantage other investors in the fund.

(5)	The weighted-average credit quality rating of the pension assets’ fixed income security portfolio is investment grade with a weighted-average duration of 5.6 years for 2010 and 5.1 years for 2009.

(6)	The weighted-average credit quality rating of the other postretirement benefit assets’ fixed income security portfolio is investment grade with a weighted-average duration of 4.8 years for 2010 and 4.5 years for 2009.

Expected benefit payments and subsidy receipt

			Federal
		Other	Prescription
	Pension	Postretirement	Drug
	Benefits	Benefits	Subsidy
		(Millions)
2011	$51	$18	$(2)
2012	51	18	(3)
2013	54	18	(3)
2014	68	18	(3)
2015	75	19	(3)
2016-2020	536	107	(20)

Inventories (Tables)	12 Months Ended
Dec. 31, 2010
Inventories (Tables) [Abstract]
Inventories

	December 31,
	2010	2009
	(Millions)
Natural gas liquids and olefins	$87	$70
Natural gas in underground storage	93	47
Materials, supplies, and other	122	104

	$302	$221

Property, Plant, and Equipment (Tables)	12 Months Ended
Dec. 31, 2010
Property, Plant, and Equipment (Tables) [Abstract]
Property, Plant, and Equipment

	Estimated	Depreciation
	Useful Life (a)	Rates (a)	December 31,
	(Years)	(%)	2010	2009
			(Millions)
Nonregulated:
Oil and gas properties	(b)		$11,683	$9,796
Natural gas gathering and processing facilities	5 - 40		6,212	5,450
Construction in progress	(c)		865	1,226
Other	3 - 45		940	816
Regulated:
Natural gas transmission facilities		.01 - 7.25	9,066	8,814
Construction in progress		(c)	240	152
Other		.01 - 33.33	1,359	1,301

Total property, plant, and equipment, at cost			30,365	27,555
Accumulated depreciation, depletion & amortization			(10,144)	(8,973)

Property, plant, and equipment — net			$20,221	$18,582

(a)	Estimated useful life and depreciation rates are presented as of December 31, 2010. Depreciation rates for regulated assets are prescribed by the FERC.

(b)	Oil and gas properties are depleted using the units-of-production method (see Note 1). Balances include $1.9 billion at December 31, 2010, and $855 million at December 31, 2009, of capitalized costs related to properties with unproved reserves or leasehold not yet subject to depletion at Exploration & Production.

(c)	Construction in progress balances not yet subject to depreciation and depletion.

Asset Retirement Obligation

	December 31,
	2010	2009
	(Millions)
Beginning balance	$724	$641
Liabilities settled	(17)	(13)
Additions	38	32
Accretion expense	56	50
Revisions(1)	(17)	14

Ending balance	$784	$724

(1)	Change in revisions primarily due to the annual review process which considers various factors including inflation rates, current estimates for removal cost, discount rates and the estimated remaining life of the assets. The net downward revision in 2010 includes an offsetting increase of $31 million related to changes in the timing and method of abandonment on certain of Transco’s natural gas storage caverns that were associated with a recent leak.

Accounts Payable and Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2010
Accounts Payable and Accrued Liabilities (Tables) [Abstract]
Accrued Liabilities

	December 31,
	2010	2009
	(Millions)
Income taxes	$275	$112
Interest on debt	162	199
Employee costs	146	158
Taxes other than income taxes	110	176
Other, including other loss contingencies	309	303

	$1,002	$948

Debt Leases and Banking Arrangements (Tables)	12 Months Ended
Dec. 31, 2010
Debt Leases and Banking Arrangements (Tables) [Abstract]
Long-term Debt

	Weighted-
	Average
	Interest	December 31,
	Rate(1)	2010(2)	2009(2)
		(Millions)
Secured
Capital lease obligations	12.0%	$4	$3
Unsecured
3.8% to 10.25%, payable through 2040	6.4%	9,104	8,023
Adjustable rate		—	250

Total long-term debt, including current portion		9,108	8,276
Long-term debt due within one year		(508)	(17)

Long-term debt		$8,600	$8,259

(1)	At December 31, 2010.

(2)	Certain of our debt agreements contain covenants that restrict or limit, among other things, our ability to create liens supporting indebtedness, sell assets, and incur additional debt. Default of these agreements could also restrict our ability to make certain distributions or repurchase equity.

Letters of credit issued and loans outstanding under credit facilities of company

Letters of Credit at
	Expiration	December 31, 2010
(Millions)
$900 million unsecured credit facility	May 1, 2012	$—
$1.75 billion Williams Partners L.P. unsecured credit facility	February 17, 2013	—
Bilateral bank agreements		90

$90

Senior Unsecured Notes

(Millions)
3.80% Senior Notes due 2015	$750
5.25% Senior Notes due 2020	1,500
6.30% Senior Notes due 2040	1,250

Total	$3,500

Corporate Debt Retired

(Millions)
7.125% Notes due 2011	$429
8.125% Notes due 2012	602
7.625% Notes due 2019	668
8.75% Senior Notes due 2020	586
7.875% Notes due 2021	179
7.70% Debentures due 2027	98
7.50% Debentures due 2031	163
7.75% Notes due 2031	111
8.75% Notes due 2032	164

Total	$3,000

Aggregate minimum maturities of long-term debt

(Millions)
2011	$507
2012	352
2013	—
2014	—
2015	750

Future minimum annual rentals under noncancelable operating leases

(Millions)
2011	$55
2012	44
2013	40
2014	32
2015	27
Thereafter	181

Total	$379

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2010
Stock Based Compensation (Tables) [Abstract]
Summary of stock option activity and related information

		Weighted-
		Average	Aggregate
		Exercise	Intrinsic
Stock Options	Options	Price	Value
	(Millions)		(Millions)
Outstanding at December 31, 2009	13.0	$16.73
Granted	1.3	$21.20
Exercised	(1.2)	$6.11	$20

Expired	(0.3)	$40.89
Forfeited	(0.1)	$17.71

Outstanding at December 31, 2010	12.7	$17.59	$109

Exercisable at December 31, 2010	9.8	$17.44	$86

Summary of outstanding and exercisable stock options

	Stock Options Outstanding			Stock Options Exercisable
			Weighted-			Weighted-
		Weighted-	Average		Weighted-	Average
		Average	Remaining		Average	Remaining
		Exercise	Contractual		Exercise	Contractual
Range of Exercise Prices	Options	Price	Life	Options	Price	Life
	(Millions)		(Years)	(Millions)		(Years)
$2.27 to $11.82	5.4	$8.85	4.6	4.0	$8.18	3.4
$11.83 to 21.38	4.0	$19.53	5.4	2.8	$18.75	3.6
$21.39 to $30.94	2.0	$25.14	5.3	2.0	$25.14	5.3
$30.95 to $40.51	1.3	$36.17	5.3	1.0	$36.06	4.7

Total	12.7	$17.59	5.0	9.8	$17.44	4.0

Estimated fair value at date of grant of options for common stock granted

	2010	2009	2008
Weighted-average grant date fair value of options for our common stock granted during the year	$7.02	$5.60	$12.83

Weighted-average assumptions:
Dividend yield	2.6%	1.6%	1.2%
Volatility	39.0%	60.8%	33.4%
Risk-free interest rate	3.0%	2.3%	3.5%
Expected life (years)	6.5	6.5	6.5

Summary of nonvested restricted stock unit activity and related information

		Weighted-
		Average
Restricted Stock Units	Shares	Fair Value*
	(Millions)
Nonvested at December 31, 2009	6.1	$16.24
Granted	2.1	$21.05
Forfeited	(0.1)	$19.87
Cancelled	(0.5)	$0.00
Vested	(1.0)	$28.67

Nonvested at December 31, 2010	6.6	$16.97

*	Performance-based shares are primarily valued using the end-of-period market price until certification that the performance objectives have been completed, a value of zero once it has been determined that it is unlikely that performance objectives will be met, or a valuation pricing model. All other shares are valued at the grant-date market price.

Other restricted stock unit information

	2010	2009	2008
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$21.05	$10.23	$30.13

Total fair value of restricted stock units vested during the year ( $’s in millions)	$29	$28	$48

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Measurements (Tables) [Abstract]
Fair value of assets and liabilities measured on recurring basis

	December 31, 2010				December 31, 2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
		(Millions)				(Millions)
Assets:
Energy derivatives	$96	$475	$2	$573	$178	$911	$5	$1,094
ARO Trust Investments (see Note 15)	40	—	—	40	22	—	—	22

Total assets	$136	$475	$2	$613	$200	$911	$5	$1,116

Liabilities:
Energy derivatives	$78	$210	$1	$289	$177	$826	$3	$1,006

Total liabilities	$78	$210	$1	$289	$177	$826	$3	$1,006

Fair Value Measurements Using Significant Unobservable Inputs
Level 3 Fair Value Measurements Using Significant Unobservable Inputs

	Years Ended December 31,
	2010	2009		2008
	Net Energy	Net Energy	Other	Net Energy	Other
	Derivatives	Derivatives	Assets	Derivatives	Assets
	(Millions)
Beginning balance	$2	$507	$7	$(14)	$10
Realized and unrealized gains (losses):
Included in income (loss) from continuing operations	3	476	—	88	(3)
Included in other comprehensive income (loss)	2	(331)	—	486	—
Purchases, issuances, and settlements	(6)	(477)	(7)	(51)	—
Transfers into Level 3	—	—	—	3	—
Transfers out of Level 3	—	(173)	—	(5)	—

Ending balance	$1	$2	$—	$507	$7

Unrealized gains (losses) included in income (loss) from continuing operations relating to instruments still held at December 31	$—	$2	$—	$—	$—

Impairments of assets measured at fair value on nonrecurring basis within Level 3 of the fair value hierarchy

	Total
	Losses For The
	Years Ended
	December 31,
	2010		2009
	(Millions)
Impairments:
Goodwill — Exploration & Production (see Note 4)	$1,003	(a)	$—
Producing properties and acquired unproved reserves — Exploration & Production (see Note 4)	678	(b)	15	(c)
Certain gathering assets — Williams Partners (see Note 4)	9	(d)	—
Venezuelan property — Discontinued Operations (see Note 2)	—		211	(e)
Investment in Accroven — Other (see Note 3)	—		75	(f)
Cost-based investment — Exploration & Production (see Note 3)	—		11	(g)

	$1,690		$312

(a)	Due to a significant decline in forward natural gas prices across all future production periods as of September 30, 2010, we performed an interim impairment assessment of the approximate $1 billion of goodwill at Exploration & Production related to its domestic natural gas production operations (the reporting unit). Forward natural gas prices through 2025 as of September 30, 2010, used in our analysis declined more than 22 percent on average compared to the forward prices as of December 31, 2009. We estimated the fair value of the reporting unit on a stand-alone basis by valuing proved and unproved reserves, as well as estimating the fair values of other assets and liabilities which are identified to the reporting unit. We used an income approach (discounted cash flow) for valuing reserves. The significant inputs into the valuation of proved and unproved reserves included reserve quantities, forward natural gas prices, anticipated drilling and operating costs, anticipated production curves, income taxes, and appropriate discount rates. To estimate the fair value of the reporting unit and the implied fair value of goodwill under a hypothetical acquisition of the reporting unit, we assumed a tax structure where a buyer would obtain a step-up in the tax basis of the net assets acquired. Significant assumptions in valuing proved reserves included reserves quantities of more than 4.4 trillion cubic feet of gas equivalent; forward prices averaging approximately $4.65 per thousand cubic feet of gas equivalent (Mcfe) for natural gas (adjusted for locational differences), natural gas liquids and oil; and an after-tax discount rate of 11 percent. Unproved reserves (probable and possible) were valued using similar assumptions adjusted further for the uncertainty associated with these reserves by using after- tax discount rates of 13 percent and 15 percent, respectively, commensurate with our estimate of the risk of those reserves. In our assessment as of September 30, 2010, the carrying value of the reporting unit, including goodwill, exceeded its estimated fair value. We then determined that the implied fair value of the goodwill was zero. As a result of our analysis, we recognized a full $1 billion impairment charge related to this goodwill.

(b)	As of September 30, 2010, we assessed the carrying value of Exploration & Production’s natural gas-producing properties and costs of acquired unproved reserves, for impairments as a result of recent significant declines in forward natural gas prices. Our assessment utilized estimates of future cash flows. Significant judgments and assumptions in these assessments are similar to those used in the goodwill evaluation and include estimates of natural gas reserve quantities, estimates of future natural gas prices using a forward NYMEX curve adjusted for locational basis differentials, drilling plans, expected capital costs, and an applicable discount rate commensurate with risk of the underlying cash flow estimates. The assessment performed at September 30, 2010, identified certain properties with a carrying value in excess of their calculated fair values. As a result, we recorded a $678 million impairment charge in third-quarter 2010 as further described below. Fair value measured for these properties at September 30, 2010, was estimated to be approximately $320 million.
•	$503 million of the impairment charge related to natural gas-producing properties in the Barnett Shale. Significant assumptions in valuing these properties included proved reserves quantities of more than 227 billion cubic feet of gas equivalent, forward weighted average prices averaging approximately $4.67 per Mcfe for natural gas (adjusted for locational differences), natural gas liquids and oil, and an after-tax discount rate of 11 percent.
•	$175 million of the impairment charge related to acquired unproved reserves in the Piceance Highlands acquired in 2008. Significant assumptions in valuing these unproved reserves included evaluation of probable and possible reserves quantities, drilling plans, forward natural gas (adjusted for locational differences) and natural gas liquids prices, and an after-tax discount rate of 13 percent.

(c)	Fair value measured at December 31, 2009, was $22 million.

(d)	Fair value measured at December 31, 2010, was $3 million.

(e)	Fair value measured at March 31, 2009, was $106 million. This value was based on our estimates of probability-weighted discounted cash flows that considered (1) the continued operation of the assets considering different scenarios of outcome, (2) the purchase of the assets by PDVSA, (3) the results of arbitration with varying degrees of award and collection, and (4) an after-tax discount rate of 20 percent.

(f)	Fair value measured at March 31, 2009, was zero. This value was determined based on a probability-weighted discounted cash flow analysis that considered the deteriorating circumstances in Venezuela.

(g)	Fair value measured at March 31, 2009, was zero. This value was based on an other-than-temporary decline in the value of our investment considering the deteriorating financial condition of a Venezuelan corporation in which Exploration & Production has a 4 percent interest.

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Tables)	12 Months Ended
Dec. 31, 2010
Financial Instruments Derivatives Guarantees and Concentration of Credit Risk (Tables) [Abstract]
Carrying amounts and fair values of financial instruments

	December 31,
	2010			2009
	Carrying			Carrying
Asset (Liability)	Amount	Fair Value		Amount	Fair Value
	(Millions)
Cash and cash equivalents	$795	$795		$1,867	$1,867
Restricted cash (current and noncurrent)	$28	$28		$28	$28
ARO Trust Investments	$40	$40		$22	$22
Long-term debt, including current portion(a)	$(9,104)	$(9,990)		$(8,273)	$(9,142)
Guarantees	$(35)	$(34)		$(36)	$(33)
Other	$(23)	$(25	)(b)	$(23)	$(25	)(b)
Net energy derivatives:
Energy commodity cash flow hedges	$266	$266		$178	$178
Other energy derivatives	$18	$18		$(90)	$(90)

(a)	Excludes capital leases. (See Note 11.)

(b)	Excludes certain cost-based investments in companies that are not publicly traded and therefore it is not practicable to estimate fair value. The carrying value of these investments was $2 million at December 31, 2010 and December 31, 2009.

Notional quantities of the net long (short) positions in commodity derivatives portfolio

		Unit of	Central Hub	Basis	Index
Derivative Notional Volumes		Measure	Risk	Risk	Risk	Options
Designated as Hedging Instruments
Exploration & Production	Risk Management	MMBtu	(200,100,000)	(200,100,000)		(100,375,000)

Not Designated as Hedging Instruments
Exploration & Production	Risk Management	MMBtu	(9,077,499)	(20,195,000)	16,586,059
Williams Partners	Risk Management	Gallons	(3,990,000)
Exploration & Production	Other	MMBtu	150,400	(14,766,500)

Fair value of energy commodity derivatives

	December 31,
	2010		2009
	Assets	Liabilities	Assets	Liabilities
	(Millions)
Designated as hedging instruments	$288	$22	$352	$174
Not designated as hedging instruments:
Legacy natural gas contracts from former power business	186	187	505	526
All other	99	80	237	306

Total derivatives not designated as hedging instruments	285	267	742	832

Total derivatives	$573	$289	$1,094	$1,006

Pre-tax gains and losses for energy commodity derivatives designated as cash flow hedges, as recognized in accumulated other comprehensive income (loss) (AOCI) or revenues

	Years Ended
	December 31,
	2010	2009	Classification
	(Millions)
Net gain recognized in other comprehensive income (loss) (effective portion)	$495	$262	AOCI
Net gain reclassified from accumulated other comprehensive income (loss) into income (effective portion)	$342	$618	Revenues or Costs and Operating Expenses
Gain recognized in income (ineffective portion)	$9	$4	Revenues or Costs and Operating Expenses

Pre-tax gains and losses for energy commodity derivatives not designated as hedging instruments

	Years Ended
	December 31,
	2010	2009
	(Millions)
Revenues	$46	$37
Costs and operating expenses	28	33

Net gain	$18	$4

Concentration of receivables, net of allowances, by product or service

	December 31,
	2010	2009
	(Millions)
Receivables by product or service:
Sale of natural gas and related products and services	$635	$599
Transportation of natural gas and related products	149	160
Joint interest	71	56
Other	4	1

Total	$859	$816

Gross credit exposure from derivative contracts

	Investment
Counterparty Type	Grade(a)	Total
	(Millions)
Gas and electric utilities	$7	$8
Energy marketers and traders	—	133
Financial institutions	432	432

	$439	573

Credit reserves		—

Gross credit exposure from derivatives		$573

Net credit exposure from derivative contracts

	Investment
Counterparty Type	Grade(a)	Total
	(Millions)
Gas and electric utilities	$3	$3
Financial institutions	317	317

	$320	320

Credit reserves		—

Net credit exposure from derivatives		$320

(a)	We determine investment grade primarily using publicly available credit ratings. We include counterparties with a minimum Standard & Poor’s rating of BBB- or Moody’s Investors Service rating of Baa3 in investment grade.

Contingent Liabilities and Commitments (Tables)	12 Months Ended
Dec. 31, 2010
Contingent Liabilities and Commitments (Tables) [Abstract]
Commitments

(Millions)
2011	$143
2012	137
2013	125
2014	127
2015	120
Thereafter	404

Total	$1,056

Accumulated Other Comprehensive Loss (Tables)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Loss (Tables) [Abstract]
Changes in the components of accumulated other comprehensive loss

	Income (Loss)
					Other
					Postretirement
			Pension Benefits		Benefits
		Foreign	Prior	Net	Prior	Net
	Cash Flow	Currency	Service	Actuarial	Service	Actuarial
	Hedges	Translation	Cost	Gain (Loss)	Cost	Gain (Loss)	Total
	(Millions)
Balance at December 31, 2007	$(157)	$129	$(4)	$(97)	$(3)	$11	$(121)

2008 Change:
Pre-income tax amount	714	(76)	—	(565)	16	(15)	74
Income tax (provision) benefit	(270)	—	—	213	(8)	6	(59)
Net reclassification into earnings of derivative instrument losses (net of a $7 million income tax benefit)	11	—	—	—	—	—	11
Amortization included in net periodic benefit expense	—	—	1	13	1	—	15
Income tax provision on amortization	—	—	—	(5)	—	—	(5)

	455	(76)	1	(344)	9	(9)	36

Allocation of other comprehensive income (loss) to noncontrolling interests	(2)	—	—	7	—	—	5

Balance at December 31, 2008	296	53	(3)	(434)	6	2	(80)

2009 Change:
Pre-income tax amount	262	83	—	44	7	(1)	395
Income tax (provision) benefit	(99)	—	—	(17)	—	1	(115)
Net reclassification into earnings of derivative instrument gains (net of a $234 million income tax provision)	(384)	—	—	—	—	—	(384)
Amortization included in net periodic benefit expense	—	—	1	42	(4)	—	39
Income tax (provision) benefit on amortization	—	—	(1)	(16)	1	—	(16)

	(221)	83	—	53	4	—	(81)

Allocation of other comprehensive income to noncontrolling interests	—	—	—	(7)	—	—	(7)

Balance at December 31, 2009	75	136	(3)	(388)	10	2	(168)

2010 Change:
Pre-income tax amount	488	29	—	(71)	—	(12)	434
Income tax (provision) benefit	(185)	—	—	24	—	3	(158)
Net reclassification into earnings of derivative instrument gains (net of a $131 million income tax provision)	(211)	—	—	—	—	—	(211)
Amortization included in net periodic benefit expense	—	—	1	35	(5)	1	32
Income tax (provision) benefit on amortization	—	—	—	(13)	2	—	(11)

	92	29	1	(25)	(3)	(8)	86

Allocation of other comprehensive income to noncontrolling interests	—	—	—	—	—	—	—

Balance at December 31, 2010	$167	$165	$(2)	$(413)	$7	$(6)	$(82)

Segment Disclosures (Tables)	12 Months Ended
Dec. 31, 2010
Segment Disclosures (Tables) [Abstract]
Revenues from external customers based on product shipment origin and long-lived assets based upon physical location

	United States	Other	Total
	(Millions)
Revenues from external customers:
2010	$9,343	$257	$9,600
2009	8,048	190	8,238
2008	11,590	261	11,851

Long-lived assets:
2010	$19,740	$527	$20,267
2009	19,185	410	19,595
2008	18,348	335	18,683

Reconciliation of segment revenues and segment profit (loss)

			Midstream
	Williams	Exploration &	Canada &
	Partners	Production	Olefins	Other	Eliminations	Total
	(Millions)
2010
Segment revenues:
External	$5,344	$3,229	$1,017	$10	$—	$9,600
Internal	371	797	16	14	(1,198)	—

Total revenues	$5,715	$4,026	$1,033	$24	$(1,198)	$9,600

Segment profit (loss)	$1,574	$(1,335)	$172	$68	$—	$479
Less:
Equity earnings (losses)	109	20	—	34	—	163
Income (loss) from investments	—	—	—	43	—	43

Segment operating income (loss)	$1,465	$(1,355)	$172	$(9)	$—	273

General corporate expenses						(221)

Total operating income (loss)						$52

Other financial information:
Additions to long-lived assets*	$904	$2,857	$104	$25	$—	$3,890
Depreciation, depletion & amortization	$568	$884	$23	$21	$—	$1,496

2009
Segment revenues:
External	$4,359	$3,126	$738	$15	$—	$8,238
Internal	243	541	15	12	(811)	—

Total revenues	$4,602	$3,667	$753	$27	$(811)	$8,238

Segment profit (loss)	$1,317	$401	$37	$(39)	$—	$1,716
Less:
Equity earnings (losses)	81	18	—	37	—	136
Income (loss) from investments	—	—	—	(75)	—	(75)

Segment operating income (loss)	$1,236	$383	$37	$(1)	$—	1,655

General corporate expenses						(164)

Total operating income (loss)						$1,491

Other financial information:
Additions to long-lived assets	$1,023	$1,302	$42	$28	$—	$2,395
Depreciation, depletion & amortization	$553	$859	$21	$19	$—	$1,452

2008
Segment revenues:
External	$5,545	$5,091	$1,206	$9	$—	$11,851
Internal	302	1,065	27	15	(1,409)	—

Total revenues	$5,847	$6,156	$1,233	$24	$(1,409)	$11,851

Segment profit (loss)	$1,425	$1,401	$112	$30	$—	$2,968
Less:
Equity earnings (losses)	76	20	—	41	—	137
Income (loss) from investments	—	—	1	—	—	1

Segment operating income (loss)	$1,349	$1,381	$111	$(11)	$—	2,830

General corporate expenses						(149)

Total operating income (loss)						$2,681

Other financial information:
Additions to long-lived assets	$1,212	$2,400	$23	$41	$—	$3,676
Depreciation, depletion & amortization	$518	$702	$23	$16	$—	$1,259

*	Does not include WPZ’s purchase of a business represented by certain gathering and processing assets in Colorado’s Piceance basin from Exploration & Production. (See Note 1.)

Total assets and equity method investments by reporting segment

	Total Assets		Equity Method Investments
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2008
	(Millions)
Williams Partners	$13,404	$12,479	$1,045	$593	$524
Exploration & Production	9,827	10,084	104	95	87
Midstream Canada & Olefins	922	835	—	—	—
Other	3,481	3,654	193	196	336
Eliminations	(2,662)	(1,772)	—	—	—

Total	$24,972	$25,280	$1,342	$884	$947

Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies (Details) (USD $)	1 Months Ended		12 Months Ended
	Dec. 17, 2010	Sep. 28, 2010	Dec. 31, 2010	Dec. 31, 2008	Oct. 28, 2010	Dec. 31, 2009
Description of Business Basis of Presentation and Summary of Significant Accounting Policies Additional (Textuals) [Abstract]
Percentage of interest acquired in restructuring			0.245
Description of Business Basis of Presentation and Summary of Significant Accounting Policies (Textuals) [Abstract]
Percent of the interests in WPZ including the interests of the general partner			75.00%			24.00%
Percent of Northwest Pipeline owned by WPZ following merger with WMZ			35.00%
Percentage Of Ownership Interests Of Parent In Master Limited Partnership After Completion Of Strategic Restructuring			84.00%
Voting interest in unconsolidated companies, maximum			50.00%
Voting interest in unconsolidated companies, minimum			20.00%
LIFO Inventory			$ 9,000,000			$ 7,000,000
Impairment of goodwill			1,000,000,000
Minimum period of construction for capatalization of interest			Three months
Minimum total project cost for capitalization of interest			1,000,000
Number of Common Units Received Upon Restructuring from Limited Partnership in WPZ			203,000,000
Business Acquisition Common Units Issued at the Effective Time of Merger Between WMZ and WPZ			13,580,485
Exchange Ratio of WPZ units for each WMZ shares, Business Acquisition			0.7584
Proceeds from sale of limited partner units of consolidated partnerships	369,000,000	380,000,000	806,000,000	362,000,000
Proceed from offering additional common units to the underwriters					57,000,000
Increase in capital in excess of par lead to corresponding decrease in non controlling interest as result of equity transactions			$ 77,000,000
Transcontinental Gas Pipe Line Company, LLC [Member]
Description of Business Basis of Presentation and Summary of Significant Accounting Policies Additional (Textuals) [Abstract]
Percentage of interest acquired in restructuring			1
Northwest Pipeline GP [Member]
Description of Business Basis of Presentation and Summary of Significant Accounting Policies Additional (Textuals) [Abstract]
Percentage of interest acquired in restructuring			0.65
Gulfstream Natural Gas System LLC [Member]
Description of Business Basis of Presentation and Summary of Significant Accounting Policies Additional (Textuals) [Abstract]
Percent interest in Gulfstream			25.50%

Discontinued Operations (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Discontinued Operations (Textuals) [Abstract]
Gain related to our former coal operations		$ 15
Income (loss) from discontinued operations	(10)	(229)	33
(Impairments) and gain on sale	(1)	(216)	(135)
Summarized Results of Discontinued Operations
Revenues	16	17	210
Income (loss) from discontinued operations before (impairments) and gain on sale, gain on deconsolidation and income taxes	(8)	(92)	236
(Impairments) and gain on sale	(1)	(216)	(135)
Gain on deconsolidation		9
(Provision) benefit for income taxes	(1)	70	(68)
Income (loss) from discontinued operations	(10)	(229)	33
Income (loss) from discontinued operations
Attributable to noncontrolling interests		(70)	13
Attributable to The Williams Companies, Inc.	(10)	(159)	20
Additional Discontinued Operations (Textuals) [Abstract]
Percentage of total assets attributable to discontinued operations	0.50%	0.50%
Alaska [Member]
Discontinued Operations (Textuals) [Abstract]
Gains related to the favorable resolution of matters involving pipeline transportation rates			140
Income related to reduction of remaining amounts accrued in excess of obligation			54
Charge associated with oil purchase contract			11
Venezuela operations [Member]
Discontinued Operations (Textuals) [Abstract]
Bad debt expense		48
Net charge related to the write-off of deferred charges and credits		30
Benefit from the reversal of deferred tax balances related to discontinued Venezuela operations		76
Income (loss) from discontinued operations			77
Summarized Results of Discontinued Operations
Income (loss) from discontinued operations			77
NGL pipeline systems [Member]
Discontinued Operations (Textuals) [Abstract]
Charge associated with settlement related to sale of business			10
Arkoma basin [Member] | Exploration and Production [Member]
Discontinued Operations (Textuals) [Abstract]
(Impairments) and gain on sale		5	143
Summarized Results of Discontinued Operations
(Impairments) and gain on sale		$ 5	$ 143

Investing Activities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended							12 Months Ended										12 Months Ended					12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Overland Pass Pipeline Company LLC [Member]	Sep. 30, 2010 Overland Pass Pipeline Company LLC [Member]	Dec. 31, 2010 Williams Partners [Member] Gulfstream [Member]	Dec. 31, 2010 Others [Member] Gulfstream [Member]	Dec. 31, 2010 Gulfstream [Member]	Dec. 31, 2009 Gulfstream [Member]	Dec. 31, 2008 Gulfstream [Member]	Dec. 31, 2010 Discovery Producer Services LLC [Member]	Dec. 31, 2009 Discovery Producer Services LLC [Member]	Dec. 31, 2008 Discovery Producer Services LLC [Member]	Dec. 31, 2010 Laurel Mountain Midstream, LLC [Member]	Dec. 31, 2009 Laurel Mountain Midstream, LLC [Member]	Dec. 31, 2010 Petrolera Entre Lomas S.A. [Member]	Dec. 31, 2009 Petrolera Entre Lomas S.A. [Member]	Dec. 31, 2010 Accroven [Member]	Dec. 31, 2009 Accroven [Member]	Jun. 30, 2010 Accroven [Member]	Dec. 31, 2010 Other Equity Investment [Member]	Dec. 31, 2009 Other Equity Investment [Member]	Dec. 31, 2010 Aux Sable Liquid Products LP [Member]	Dec. 31, 2009 Aux Sable Liquid Products LP [Member]	Dec. 31, 2008 Aux Sable Liquid Products LP [Member]	Dec. 31, 2010 Cost-based investment [Member]	Dec. 31, 2009 Cost-based investment [Member]	Dec. 31, 2010 Venezuelan [Member]	Dec. 31, 2009 Venezuelan [Member]	Dec. 31, 2010 Williams Partners [Member]	Dec. 31, 2009 Williams Partners [Member]	Dec. 31, 2008 Williams Partners [Member]	Dec. 31, 2010 Others [Member]	Dec. 31, 2009 Others [Member]	Dec. 31, 2008 Others [Member]
Investing income
Equity earnings	$ 163	$ 136	$ 137																											$ 109	$ 81	$ 76	$ 34	$ 37	$ 41
Income (loss) from investments	43	(75)	1
Impairment of cost-based investments	0	(22)	(4)
Interest income and other	3	7	55
Total investing income	209	46	189
Investments
Total equity method investments	1,342	884	947	429				378	383		181	189		170	133	81	81				103	98								1,045	593	524	193	196	336
Cost method	2	2
Total investments	1,344	886
Dividends and distributions
Equity method investment, dividends or distributions	193	291	167					81	223	58	44	32	56										28	15	28
Impairment related to cost-based investment																		0	75							0	11
Investment in Accroven - Other (see Note 3)	0	22	4
Percentage of interest in Venezuelan corporation that owns and operates																												0.00%	4.00%
Percentage of investment resulted from previous working interest																												0.00%	10.00%
Percentage of equity method investment ownership interest percentage sold																				50.00%
Percent interest in Gulfstream				50.00%	49.00%	24.50%	25.50%	50.00%			60.00%			51.00%		40.80%
Investment in companies				424										43	133
Distribution from company related to debt offering								0	148
Summarized Financial Position of Equity Method Investments
Current assets	321	383
Noncurrent assets	4,421	3,723
Current liabilities	229	266
Noncurrent liabilities	1,409	1,511
Summarized Results of Operations of Equity Method Investments
Gross revenue	1,362	1,115	1,246
Operating income	699	516	521
Net income	$ 508	$ 396	$ 405

Investing Activities (Details 1) (USD $) In Millions, unless otherwise specified	1 Months Ended			12 Months Ended
	Jan. 31, 2011	Aug. 31, 2010	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Oct. 31, 2010
Investing Activities (Textuals)
Percentage of after-tax discount rate to reflect the risk associated with operating in Venezuela				0.00%	20.00%
Dividend and distributions received from companies accounted by equity method				$ 193	$ 291	$ 167
Equity method investment sold carrying amount			107
Payment received from Equity method investment sold	$ 11	$ 30	$ 13
Number of installment payments							6

Asset Sales, Impairments and Other Accruals (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Unusual or Infrequent Item [Line Items]
Impairment of goodwill	$ 1,000
Williams Partners [Member]
Unusual or Infrequent Item [Line Items]
Involuntary conversion gains	(18)	(4)	(17)
Gains on sales of certain assets	(12)	(40)	(10)
Accrual of regulatory liability related to overcollection of certain employee expenses	10
Impairments of certain gathering and transportation assets	9		6
Exploration and Production [Member]
Unusual or Infrequent Item [Line Items]
Gain on sale of contractual right to an international production payment			(148)
Impairment of goodwill	1,003
Impairments of producing properties and acquired unproved reserves	678	15
Penalties from early release of drilling rigs		32
Midstream Canada & Olefins [Member]
Unusual or Infrequent Item [Line Items]
Gulf Liquids litigation contingency accrual reversal			$ (32)

Asset Sales, Impairments and Other Accruals (Details Textuals) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Asset Sales Impairments And Other Accruals [Line Items]
Early debt retirement costs	$ 606	$ 1	$ 1
Other transaction costs	45
Other transaction costs attributable to noncontrolling interests	7
Accelerated amortization of debt costs	4
Foreign Currency Exchange gains included in Other (income) expense	29	83	(76)
Net foreign currency exchange gains included in other (income) expense - net within segment costs and expenses			38
Exploration and Production [Member] | Barnett Shale [Member]
Asset Sales Impairments And Other Accruals [Line Items]
Impairments of producing properties and acquired unproved reserves	503
Exploration and Production [Member] | Acquired Unproved Reserves [Member] | Piceance Highlands [Member]
Asset Sales Impairments And Other Accruals [Line Items]
Impairments of producing properties and acquired unproved reserves	175
Exploration and Production [Member] | Acquired Unproved Reserves [Member] | Fort Worth basin [Member]
Asset Sales Impairments And Other Accruals [Line Items]
Impairments of producing properties and acquired unproved reserves		15
Exploration and Production [Member]
Asset Sales Impairments And Other Accruals [Line Items]
Impairments of producing properties and acquired unproved reserves	678	15
Unusual or Infrequent Item [Line Items]
Dry hole costs	16
Unfavorable adjustment to prior years depletion expense in relation to a correction of production volumes	19
Exploration and Production [Member] | Wyoming [Member]
Asset Sales Impairments And Other Accruals [Line Items]
Severance Taxes			$ 34

Provision (Benefit) for Income Taxes (Details) (USD $) In Millions	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Current :
Federal			$ 87	$ 15	$ 187
State			2	13	25
Foreign			40	21	8
Total			129	49	220
Deferred:
Federal			(63)	269	507
State			(104)	42	(5)
Foreign			12	3	11
Total			(155)	314	513
Provision (benefit) for income taxes			(26)	363	733
Provision (benefit) for income taxes from continuing operations at federal statutory rate:
Provision (benefit) at statutory rate			(328)	334	802
Increases (decreases) in taxes resulting from:
State income taxes (net of federal benefit)			(70)	35	13
Foreign operations - net			(17)	25	(16)
Impact of nontaxable noncontrolling interests			(58)	(49)	(54)
Goodwill impairment			351
Deferred taxes on undistributed earnings of certain foreign operations that are no longer considered permanently invested			66
Reduction of tax benefits on Medicare Part D federal subsidy			11
Other - net			19	18	(12)
Provision (benefit) for income taxes			(26)	363	733
Deferred tax liabilities:
Property, plant, and equipment			1,784	3,658
Derivatives - net			111	66
Investments			2,125	491
Other			100	108
Total deferred tax liabilities			4,120	4,323
Deferred tax assets:
Accrued liabilities			369	557
Minimum tax credits			120	62
State loss and credit carryovers			278	289
Other			70	58
Total deferred tax assets			837	966
Less valuation allowance			249	289
Net deferred tax assets			588	677
Overall net deferred tax liabilities			3,532	3,646
Reconciliation of beginning and ending amount of unrecognized tax benefits
Balance at beginning of period	91	91	89	79
Additions based on tax positions related to the current year			11	17
Additions for tax positions for prior years			3	4
Reductions for tax positions of prior years			(12)	(7)
Settlement with taxing authorities				(4)
Balance at end of period			91	89	79
Provision (Benefit) for Income Taxes (Textuals) [Abstract]
Significant decrease in unrecognized tax benefits is reasonably possible	40	17
Reductions in state income taxes (net of federal benefit) due to a reduction in our estimate of the effective deferred state rate			65		46
Foreign income (loss) in Income from continuing operations before income taxes			173	(36)	139
Deferred taxes on undistributed earnings of certain foreign operations that are no longer considered permanently invested			66
Undistributed earnings of other consolidated foreign subsidiaries to be permanently reinvested			277
Cash payments for income taxes (net of refunds and including discontinued operations)			40	14	155
Unrecognized tax benefits			91	89	79
Reduction of income tax expense, net of federal tax expense, if recognized			74
Total interest and penalties recognized as part of income tax expense			11	17	2
Total interest and penalties accrued as uncertain tax positions			$ 104	$ 93
Anticipated net reduction to our 2011 provision for income taxes		$90 million to $100 million
Anticipated cash payments to the IRS and various states		approximately $160 million to $170 million

Earnings (Loss) Per Common Share from Continuing Operations (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Earnings (loss) per common share from continuing operations
Income (loss) from continuing operations	$ (1,087,000,000)	$ 444,000,000	$ 1,398,000,000
Basic weighted-average shares	584,552,000	581,674,000	581,342,000
Effect of dilutive securities:
Diluted weighted-average shares	584,552,000	589,385,000	592,719,000
Earnings (loss) per common share from continuing operations:
Basic	$ (1.86)	$ 0.76	$ 2.41
Diluted	$ (1.86)	$ 0.76	$ 2.37
Stock options excluded
Options excluded (millions)	2,400,000	3,700,000	6,400,000
Weighted-average exercise price of options excluded	32.41	30.21	26.41
Exercise price ranges of options excluded, minimum	22.68	20.28	16.4
Exercise price ranges of options excluded, maximum	40.51	42.29	42.29
Fourth quarter weighted-average market price	22.47	19.81	16.37
Earnings (loss) per common share from continuing operations (Textuals) [Abstract]
Threshold of income loss from continuing operations attributable to company available to common stockholders for dilution calculation	219,000,000
Nonvested Restricted Stock Units [Member]
Effect of dilutive securities:
Incremental common shares attributable to share-based payment arrangements under effects of dilutive securities item		2,216,000	1,334,000
Earnings (loss) per common share from continuing operations (Additional Textuals) [Abstract]
Number of weighted-average shares excluded from computation of diluted earnings per common share	3,200,000
Stock options [Member]
Effect of dilutive securities:
Incremental common shares attributable to share-based payment arrangements under effects of dilutive securities item		2,065,000	3,439,000
Earnings (loss) per common share from continuing operations (Additional Textuals) [Abstract]
Number of weighted-average shares excluded from computation of diluted earnings per common share	3,000,000
Convertible debentures [Member]
Effect of dilutive securities:
Incremental dilutive shares, Convertible debt		3,430,000	6,604,000
Earnings (loss) per common share from continuing operations (Additional Textuals) [Abstract]
Interest Expenses, net of tax		$ 1,200,000	$ 2,400,000
Number of weighted-average shares excluded from computation of diluted earnings per common share	2,200,000

Employee Benefit Plans (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension Benefits [Member]
Change in benefit obligation:
Beginning balance	$ 1,118	$ 1,035
Service cost	35	32	23
Interest cost	64	62	60
Benefits paid	(58)	(59)
Actuarial loss	108	48
Ending balance	1,267	1,118	1,035
Other Postretirement Benefits [Member]
Change in benefit obligation:
Beginning balance	259	273
Service cost	2	2	2
Interest cost	15	16	18
Plan participants' contributions	6	5
Benefits paid	(24)	(24)
Medicare Part D subsidy	2	2
Plan amendment	(1)	(18)
Actuarial loss	30	3
Ending balance	$ 289	$ 259	$ 273

Employee Benefit Plans (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Pension Benefits [Member]
Change in plan assets:
Beginning balance	$ 860	$ 705
Actual return on plan assets	108	153
Employer Contributions	61	61
Benefits paid	(58)	(59)
Ending balance	971	860
Funded status - underfunded	(296)	(258)
Accumulated benefit obligation	1,224	1,075
Underfunded status of our pension plans and other postretirement benefit plans
Current liabilities	7	1
Noncurrent liabilities	289	257
Amounts included in accumulated other comprehensive loss:
Prior service (cost) credit	(3)	(4)
Net actuarial loss	(657)	(621)
Other Postretirement Benefits [Member]
Change in plan assets:
Beginning balance	148	126
Actual return on plan assets	17	25
Employer Contributions	15	16
Plan participants' contributions	6	5
Benefits paid	(24)	(24)
Ending balance	162	148
Funded status - underfunded	(127)	(111)
Underfunded status of our pension plans and other postretirement benefit plans
Current liabilities	8	8
Noncurrent liabilities	119	103
Amounts included in accumulated other comprehensive loss:
Prior service (cost) credit	10	15
Net actuarial loss	(20)	(9)
Amounts included in net regulatory assets associated with our FERC-regulated gas pipelines:
Prior service credit	20	28
Net actuarial loss	$ (48)	$ (40)

Employee Benefit Plans (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension Benefits [Member]
Components of net periodic benefit expense
Service cost		$ 35	$ 32	$ 23
Interest cost		64	62	60
Expected return on plan assets		(71)	(61)	(79)
Amortization of prior service cost (credit)		1	1	1
Amortization of net actuarial loss		35	43	13
Amortization of regulatory asset			1
Net periodic benefit expense		64	78	18
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss)
Net actuarial (gain) loss		71	(44)	565
Amortization of prior service (cost) credit		(1)	(1)	(1)
Amortization of net actuarial loss		(35)	(43)	(13)
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss)		35	(88)	551
Total recognized in net periodic benefit expense and other comprehensive income (loss)		99	(10)	569
Amounts included in accumulated other comprehensive loss:
Prior service cost (credit)	1
Net actuarial loss	37
Other Postretirement Benefits [Member]
Components of net periodic benefit expense
Service cost		2	2	2
Interest cost		15	16	18
Expected return on plan assets		(9)	(9)	(13)
Amortization of prior service cost (credit)		(14)	(11)
Amortization of net actuarial loss		3	3
Amortization of regulatory asset		1	5	5
Net periodic benefit expense		(2)	6	12
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss)
Net actuarial (gain) loss		12	1	15
Prior service credit			(7)	(16)
Amortization of prior service (cost) credit		5	4	(1)
Amortization of net actuarial loss		(1)
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss)		16	(2)	(2)
Total recognized in net periodic benefit expense and other comprehensive income (loss)		14	4	10
Amounts included in accumulated other comprehensive loss:
Prior service cost (credit)	(4)
Net actuarial loss	1
Amounts included in net regulatory assets associated with our FERC-regulated gas pipelines:
Prior service credits	(7)
Net actuarial loss	$ 3

Employee Benefit Plans (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
One percentage point change in assumed health care cost trend rates effects
Effect on total of service and interest cost components, Point increase	$ 2
Effect on total of service and interest cost components, Point decrease	(2)
Effect on other postretirement benefit obligation, Point increase	39
Effect on other postretirement benefit obligation, Point decrease	$ (32)
Pension Benefits [Member]
Weighted average assumptions utilized to determine benefit obligations
Discount rate	5.20%	5.78%
Rate of compensation increase	5.00%	5.00%
Weighted average assumptions utilized to determine net periodic benefit expense
Discount rate	5.78%	6.08%	6.41%
Expected long-term rate of return on plan assets	7.50%	7.75%	7.75%
Rate of compensation increase	5.00%	5.00%	5.00%
Other Postretirement Benefits [Member]
Weighted average assumptions utilized to determine benefit obligations
Discount rate	5.35%	5.80%
Weighted average assumptions utilized to determine net periodic benefit expense
Discount rate	5.80%	6.00%	6.40%
Expected long-term rate of return on plan assets	6.51%	7.00%	7.00%

Employee Benefit Plans (Details 4) (Pension Benefits [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fair values of pension plan assets
Total assets at fair value	$ 971	$ 860	$ 705
Level 1 [Member]
Fair values of pension plan assets
Total assets at fair value	384	393
Level 1 [Member] | Cash management fund [Member]
Fair values of pension plan assets
Total assets at fair value	30	23
Level 1 [Member] | U.S. large cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	192	244
Level 1 [Member] | U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 1 [Member] | U.S. small cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	137	103
Level 1 [Member] | International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	4	2
Level 1 [Member] | Emerging markets growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	4	10
Level 1 [Member] | Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 1 [Member] | International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 1 [Member] | U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	17	11
Level 1 [Member] | Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 1 [Member] | Corporate bonds [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 1 [Member] | Insurance company investment contracts and other [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 2 [Member]
Fair values of pension plan assets
Total assets at fair value	587	467
Level 2 [Member] | Cash management fund [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 2 [Member] | U.S. large cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 2 [Member] | U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	168	84
Level 2 [Member] | U.S. small cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 2 [Member] | International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	68	58
Level 2 [Member] | Emerging markets growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	12	9
Level 2 [Member] | Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	35	29
Level 2 [Member] | International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	80	74
Level 2 [Member] | U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	3	3
Level 2 [Member] | Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	64	53
Level 2 [Member] | Corporate bonds [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	150	149
Level 2 [Member] | Insurance company investment contracts and other [Member]
Fair values of pension plan assets
Total assets at fair value	7	8
Level 3 [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | Cash management fund [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. large cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. small cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | Emerging markets growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | Corporate bonds [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Level 3 [Member] | Insurance company investment contracts and other [Member]
Fair values of pension plan assets
Total assets at fair value	0	0
Cash management fund [Member]
Fair values of pension plan assets
Total assets at fair value	30	23
U.S. large cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	192	244
U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	168	84
U.S. small cap [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	137	103
International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	72	60
Emerging markets growth [Member] | Equity securities [Member]
Fair values of pension plan assets
Total assets at fair value	16	19
Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	35	29
International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of pension plan assets
Total assets at fair value	80	74
U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	20	14
Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	64	53
Corporate bonds [Member] | Fixed income securities [Member]
Fair values of pension plan assets
Total assets at fair value	150	149
Insurance company investment contracts and other [Member]
Fair values of pension plan assets
Total assets at fair value	$ 7	$ 8

Employee Benefit Plans (Details 5) (Other Postretirement Benefits [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fair values of other postretirement benefits plan assets
Total assets at fair value	$ 162	$ 148	$ 126
Level 1 [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	87	86
Level 1 [Member] | Cash management fund [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	15	15
Level 1 [Member] | U.S. large cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	44	49
Level 1 [Member] | U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 1 [Member] | U.S. small cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	24	19
Level 1 [Member] | International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	1	0
Level 1 [Member] | Emerging markets growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	1	2
Level 1 [Member] | Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 1 [Member] | International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 1 [Member] | U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	2	1
Level 1 [Member] | Government and municipal bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 1 [Member] | Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 1 [Member] | Corporate bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 2 [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	75	62
Level 2 [Member] | Cash management fund [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 2 [Member] | U.S. large cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 2 [Member] | U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	17	8
Level 2 [Member] | U.S. small cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 2 [Member] | International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	14	13
Level 2 [Member] | Emerging markets growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	2	2
Level 2 [Member] | Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	3	3
Level 2 [Member] | International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	8	7
Level 2 [Member] | U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 2 [Member] | Government and municipal bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	10	8
Level 2 [Member] | Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	6	6
Level 2 [Member] | Corporate bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	15	15
Level 3 [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | Cash management fund [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. large cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. small cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | Emerging markets growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | Government and municipal bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Level 3 [Member] | Corporate bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	0	0
Cash management fund [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	15	15
U.S. large cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	44	49
U.S. large cap [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	17	8
U.S. small cap [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	24	19
International developed markets large cap growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	15	13
Emerging markets growth [Member] | Equity securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	3	4
Emerging markets value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	3	3
International developed markets large cap value [Member] | Commingled investment funds [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	8	7
U.S. Treasury securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	2	1
Government and municipal bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	10	8
Mortgage-backed securities [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	6	6
Corporate bonds [Member] | Fixed income securities [Member]
Fair values of other postretirement benefits plan assets
Total assets at fair value	$ 15	$ 15

Employee Benefit Plans (Details 6) (USD $) In Millions	Dec. 31, 2010
Expected benefit payments and federal prescription drug subsidy
2011, Federal Prescription Drug Subsidy	$ (2)
2012, Federal Prescription Drug Subsidy	(3)
2013, Federal Prescription Drug Subsidy	(3)
2014, Federal Prescription Drug Subsidy	(3)
2015, Federal Prescription Drug Subsidy	(3)
2016-2020, Federal Prescription Drug Subsidy	(20)
Pension Benefits [Member]
Expected benefit payments and federal prescription drug subsidy
2011	51
2012	51
2013	54
2014	68
2015	75
2016-2020	536
Other Postretirement Benefits [Member]
Expected benefit payments and federal prescription drug subsidy
2011	18
2012	18
2013	18
2014	18
2015	19
2016-2020	$ 107

Employee Benefit Plans (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Plan Disclosure [Line Items]
Proportion of other postretirement benefit plan assets subjected to income tax		40.00%
Pension plan assets equity securities target allocation range,minimum		54.00%
Pension plan assets equity securities target allocation range,maximum		66.00%
Employees Benefit Plans (Textuals) [Abstract]
Plan assets market related value		no more than 110 percent or less than 90 percent of the fair value of plan assets at the year beginning
Health care cost trend rate assumed for next fiscal year	7.00%
Direction and pattern of change for assumed health care cost trend rate		Decreases
Ultimate health care cost trend rate		5.00%
Year that rate reaches ultimate trend rate		2021
Pension plan assets fixed income securities and cash management target allocation range, minimum		36.00%
Pension plan assets fixed income securities and cash management target allocation range, maximum		44.00%
Maximum Percentage of total stock portfolio invested in the common stock of any one corporation		5.00%
Maximum percentage of portfolio invested in fixed income securities of any one issuer with exception of bond index funds and U. S. government guaranteed and agency securities		5.00%
Number of active investment managers managing pension plans funds		9
Number of passive investment managers managing pension plans funds		1
Number of active investment managers managing other postretirement benefit plans funds		5
Each investment manager responsibility to manage the pension plans' funds, minimum		2.00%
Each investment manager responsibility to manage the pension plans' funds, maximum		17.00%
Required value of collateralization for loaned securities		equal at least 102 percent of the fair value of the loaned securities plus accrued interest
Pension plans loaned securities fair values		$ 116	$ 63
Other postretirement benefit plans loaned securities fair values		17	9
Pension and other postretirement benefits plan fund's withdrawal eligibility per month of the plans' total net asset value in the fund			37.00%
Employer's contributions charged to expense under defined contribution plans		26	25	24
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation actuarial loss		108	48
Approximate Period of the net actuarial gain (loss) amortized over the participants' average remaining future years service		13
Pension plans held to return collateral securities fair value		120	66
Weighted average duration of fixed income security portfolio		5.6	5.1
Expected tax-qualified pension plans contribution, approximate	60
Expected nonqualified pension plans contribution, approximate	7
Expected total plans contribution, approximate	67
Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation actuarial loss		30	3
Other postretirement benefits plan amendments		1	18
Approximate Period of the net actuarial gain (loss) amortized over the participants' average remaining future years service		11
Pension plans held to return collateral securities fair value		17	9
Weighted average duration of fixed income security portfolio		4.8	4.5
Net regulatory assets (liabilities)		(23)	(15)
Expected total plans contribution, approximate	16
Net regulatory assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss (gain)		10	(14)	83
Prior service credit		1	11	22
Amortization of prior service credit for regulatory assets		9	7	1
Amortization of net actuarial (gain) loss for regulatory assets		$ 2	$ 3
U. S. Equity securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Pension plan assets equity securities target allocation range,minimum		37.00%
Pension plan assets equity securities target allocation range,maximum		45.00%
International Equity securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Pension plan assets equity securities target allocation range,minimum		17.00%
Pension plan assets equity securities target allocation range,maximum		21.00%

Inventories (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Inventories
Natural gas liquids and olefins	$ 87	$ 70
Natural gas in underground storage	93	47
Materials, supplies, and other	122	104
Inventories, Total	$ 302	$ 221

Property, Plant, and Equipment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Property, Plant, and Equipment
Total property, plant, and equipment, at cost	$ 30,365	$ 27,555
Accumulated depreciation, depletion and amortization	(10,144)	(8,973)
Property, plant and equipment - net	20,221	18,582
Oil and Gas Properties [Member] | Nonregulated [Member]
Property, Plant, and Equipment
Total property, plant, and equipment, at cost	11,683	9,796
Natural gas gathering and processing facilities [Member] | Nonregulated [Member]
Property, Plant, and Equipment
Estimated Useful Life (years), Minimum	5
Estimated Useful Life (years), Maximum	40
Total property, plant, and equipment, at cost	6,212	5,450
Natural gas transmission facilities [Member] | Regulated [Member]
Property, Plant, and Equipment
Property, Plant, and Equipment, Depreciation Rate, Minimum	0.01%
Property, Plant, and Equipment, Depreciation Rate, Maximum	7.25%
Total property, plant, and equipment, at cost	9,066	8,814
Construction in Progress [Member] | Regulated [Member]
Property, Plant, and Equipment
Total property, plant, and equipment, at cost	240	152
Construction in Progress [Member] | Nonregulated [Member]
Property, Plant, and Equipment
Total property, plant, and equipment, at cost	865	1,226
Other [Member] | Regulated [Member]
Property, Plant, and Equipment
Property, Plant, and Equipment, Depreciation Rate, Minimum	0.01%
Property, Plant, and Equipment, Depreciation Rate, Maximum	33.33%
Total property, plant, and equipment, at cost	1,359	1,301
Other [Member] | Nonregulated [Member]
Property, Plant, and Equipment
Estimated Useful Life (years), Minimum	3
Estimated Useful Life (years), Maximum	45
Total property, plant, and equipment, at cost	$ 940	$ 816

Property, Plant, and Equipment (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Asset Retirement Obligations
Beginning balance	$ 724	$ 641
Liabilities settled	(17)	(13)
Additions	38	32
Accretion expense	56	50
Revisions	(17)	14
Ending balance	$ 784	$ 724

Property, Plant, and Equipment (Details Textual) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 21, 2010
Property, Plant, and Equipment (Textuals)
Capitalized costs related to properties with unproved reserves not yet subject to depletion at Exploration & Production	$ 1,900	$ 1,900	$ 855
Percentage of the equity of Dakota-3 E&P Company LLC					100.00%
Net acres held by acquired company approximately					85,800
Percentage of acreage undeveloped approximately					85.00%
Acquisition of major acreage position in North Dakota's Bakken Shale oil play by Exploration and Production	949
Depreciation, depletion and amortization expense for property, plant, and equipment		1,507	1,469	1,310
Asset retirement obligations included in other liabilities and deferred income		745	712
Offsetting increase related to changes in the timing and method of abandonment on certain of Transco's natural gas storage caverns		31
Maximum coverage on damage to Property plant and equipment from windstorm	75	75
Regulated [Member]
Property, Plant and Equipment [Line Items]
Amounts in excess of the original cost of the regulated facilities within our gas pipeline businesses	$ 906	$ 906	$ 946
Period of straight-line amortization method		40 years

Accounts Payable and Accrued Liabilities (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Accrued Liabilities
Income taxes	$ 275	$ 112
Interest on debt	162	199
Taxes other than income taxes	110	176
Employee costs	146	158
Other, including other loss contingencies	309	303
Accrued Liabilities, Current, Total	1,002	948
Accounts Payable and Accrued Liabilities (Textuals) [Abstract]
Cash management negative balance included in accounts payable	$ 58	$ 44

Debt Leases and Banking Arrangements (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Long-term Debt
Long-term debt weighted average interest rate	0.00%
Long-term debt and capital lease obligation	$ 9,108	$ 8,276
Long-term debt due within one year	(508)	(17)
Long-term debt	8,600	8,259
Secured Capital Lease Obligations [Member]
Long-term Debt
Long-term debt weighted average interest rate	12.00%
Long-term debt and capital lease obligation	4	3
Unsecured 3.8% to 10.25%, payable through 2040 [Member]
Long-term Debt
Long-term debt weighted average interest rate	6.40%
Long-term debt and capital lease obligation	9,104	8,023
Unsecured Adjustable Rate [Member]
Long-term Debt
Long-term debt and capital lease obligation	$ 0	$ 250

Debt Leases and Banking Arrangements (Details 2) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Senior Unsecured Notes
Senior Notes, issued by WPZ	3,500
Corporate Debt Retired
Corporate Debt Retired	3,000
Letters of credit issued and loans outstanding under credit facilities of company
Letters of Credit Issued	90
3.80% Senior Notes due 2015 [Member]
Senior Unsecured Notes
Senior Notes, issued by WPZ	750
5.25% Senior Notes due 2020 [Member]
Senior Unsecured Notes
Senior Notes, issued by WPZ	1,500
6.30% Senior Notes due 2040 [Member]
Senior Unsecured Notes
Senior Notes, issued by WPZ	1,250
7.125% Note due 2011 [Member]
Corporate Debt Retired
Corporate Debt Retired	429
8.125% Note due 2012 [Member]
Corporate Debt Retired
Corporate Debt Retired	602
7.625% Note due 2019 [Member]
Corporate Debt Retired
Corporate Debt Retired	668
8.75% Senior Note due 2020 [Member]
Corporate Debt Retired
Corporate Debt Retired	586
7.875% Note due 2021 [Member]
Corporate Debt Retired
Corporate Debt Retired	179
7.70% Debentures due 2027 [Member]
Corporate Debt Retired
Corporate Debt Retired	98
7.50% Debentures due 2031 [Member]
Corporate Debt Retired
Corporate Debt Retired	163
7.75% Note due 2031 [Member]
Corporate Debt Retired
Corporate Debt Retired	111
8.75% Note due 2032 [Member]
Corporate Debt Retired
Corporate Debt Retired	164
$900 million unsecured credit facilities [Member]
Letters of credit issued and loans outstanding under credit facilities of company
Letters of Credit Issued	0
$1.5 billion unsecured credit facility [Member]
Letters of credit issued and loans outstanding under credit facilities of company
Credit Facilities Expiration	May 2012
$1.75 billion Williams Partners L.P. unsecured credit facility [Member]
Letters of credit issued and loans outstanding under credit facilities of company
Letters of Credit Issued	0
Bilateral Bank Agreements [Member]
Letters of credit issued and loans outstanding under credit facilities of company
Letters of Credit Issued	90

Debt Leases and Banking Arrangements (Details 3) (USD $) In Millions	Dec. 31, 2010
Aggregate minimum maturities of long-term debt
2011	$ 507
2012	352
2013	0
2014	0
2015	$ 750

Debt Leases and Banking Arrangements (Details 4) (USD $) In Millions	Dec. 31, 2010
Future minimum annual rentals under noncancelable operating leases
2011	$ 55
2012	44
2013	40
2014	32
2015	27
Therafter	181
Total	$ 379

Debt Leases and Banking Arrangements (Details Textual) (USD $)	12 Months Ended																3 Months Ended				12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 450 Million Unsecured Credit Facility [Member]	Dec. 31, 2010 450 Million Unsecured Credit Facility [Member] Revolving Credit Facility [Member]	Dec. 31, 2010 450 Million Unsecured Credit Facility [Member] Term loan [Member]	Dec. 31, 2010 7.125% Note dues 2011 [Member]	Dec. 31, 2010 8.125% Notes due 2012 [Member]	Dec. 31, 2010 7.625% Notes due 2019 [Member]	Dec. 31, 2010 8.75% Senior Notes due 2020 [Member]	Dec. 31, 2010 7.875% Notes due 2021 [Member]	Dec. 31, 2010 7.70% Debenture due 2027 [Member]	Dec. 31, 2010 7.50% Debenture due 2031 [Member]	Dec. 31, 2010 7.75% Notes due 2031 [Member]	Dec. 31, 2010 8.75% Notes due 2032 [Member]	Nov. 09, 2010 4.125% Notes due 2020 [Member]	Mar. 31, 2010 $1.75 billion unsecured credit facility	May 31, 2012 New Unsecured Credit Revolving Facility [Member]	Dec. 31, 2010 New Unsecured Credit Revolving Facility [Member]	Oct. 31, 2010 Expired [Member]	Dec. 31, 2010 $1.5 billion unsecured credit facility [Member]	Dec. 31, 2012 $200 million WPZ unsecured credit facility [Member]
Line of Credit Facility [Line Items]
Amount of facility utilized to repay term loan																	$ 250,000,000
Amount of unsecured credit facilities included in the agreement	1,500,000,000			450,000,000	200,000,000	250,000,000												1,750,000,000	900,000,000	700,000,000		200,000,000
Credit Facilities Expiration																					May 2012
Commitment fee	0.13%
Principal amount of Public offering																600,000,000
Percentage of debt instrument	5.50%	5.50%	5.50%				7.13%	8.13%	7.63%	8.75%	7.88%	7.70%	7.50%	7.75%	8.75%	4.13%
Debt Leases and Banking Arrangements (Textuals) [Abstract]
Maximum amount each of Transco and Northwest Pipeline can borrow	400,000,000
Credit facility reduced	0
Maximum outstanding balance under revolver	430,000,000
Additional amount by which credit facility can be increased	250,000,000
Percentage for commitment fee payable	0.50%
Ratio of debt to capitalization, maximum	65.00%
Ratio of debt to capitalization for Transco & Northwest Pipeline	55.00%
Weighted average interest rate	0.00%
Ratio of indebtedness to EBITDA, maximum	5
Ratio of indebtedness to EBITDA, minimum	1
Amount of senior unsecured notes issued	3,500,000,000
Cash payments for interest (net of amounts capitalized), including amounts related to discontinued operations	614,000,000	592,000,000	592,000,000
Total rent expense	59,000,000	67,000,000	83,000,000
Amount of debt retired	3,000,000,000
Premiums paid on early debt retirement and tender offer	$ 574,000,000

Stockholder's Equity (Details) (USD $)	1 Months Ended	12 Months Ended				13 Months Ended
	Jul. 31, 2007	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Jul. 31, 2008	Oct. 12, 2007
Stockholders's Equity (Textuals) [Abstract]
Cash dividends declared per common share		$ 0.485	$ 0.44	$ 0.43
Common stock repurchased authorized by Board of Directors	Up to 1 billion
Number of shares purchased				13,000,000	16,000,000
Cost of share purchased				$ 474,000,000	$ 526,000,000	$ 1,000,000,000
Average cost				$ 36.76	$ 33.08
Overall average cost						34.74
Convertible debebtures		2,000,000	28,000,000	27,000,000
Debentures converted into shares			3,000,000	2,000,000
Exercise price of right							50
Share of series A junior participating preferred stock available under each right							One two-hundredth
Minimum percentage for exercising right							0.15
Threshold percentage to divest of common stock							0.149
Redeemed price if rights have not exercised and expired in 2014							0.01
Minimum percentage of assets cash flow and earning power sold							0.5
Each holder of a right shall have the right to receive, upon exercise, common stock of the acquiring company having a value							Equal to two times the exercise price of right
Stockholders' Equity [Line Items]
Junior subordinated convertible debentures		5.50%	5.50%	5.50%
WPZ [Member]
Stockholders' Equity [Line Items]
WPZ's Subordinated units outstanding					7,000,000
Conversion of Williams Partners L.P.subordinated units to common units (Note 12)				1,225,000,000
Jr. Subordinated Convertible Debt [Member]
Stockholders' Equity [Line Items]
Junior subordinated convertible debentures		5.50%
Converted common stock outstanding		2,000,000
Original amount status		300,000,000
Outstanding amount of debt to be used for conversion in to shares		$ 22,000,000

Stock-Based Compensation (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Summary of stock option activity and related information
Options Outstanding, Beginning Balance	13
Weighted Average Exercise Price, Beginning Balance	$ 16.73
Options, Granted	1.3
Weighted Average Exercise Price, Granted	$ 21.2
Options, Exercised	(1.2)
Weighted Average Exercise Price, Exercised	$ 6.11
Aggregate Intrinsic Value, Exercised	$ 20	$ 2	$ 49
Options, Expired	(0.3)
Weighted Average Exercise Price, Expired	$ 40.89
Options, Forfeited	(0.1)
Weighted Average Exercise Price, Forfeited	$ 17.71
Options Outstanding, Ending Balance	12.7	13
Weighted Average Exercise Price, Ending Balance	$ 17.59	$ 16.73
Aggregate Intrinsic Value, Ending Balance	109
Options Exercisable at December 31, 2010	9.8
Weighted Average Exercise Price, Exercisable at December 31, 2010	$ 17.44
Aggregate Intrinsic Value, Exercisable at December 31, 2010	$ 86

Stock-Based Compensation (Details 1) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Summary of outstanding and exercisable stock options
Exercise Price Range of Stock Options Outstanding, Number of Options	12.7
Exercise Price Range of Stock Options Outstanding, Weighted Average Exercise Price	$ 17.59
Exercise Price Range of Stock Options Outstanding, Weighted Average Remaining Contractual Life	5
Exercise Price Range of Stock Options Exercisable, Number of Options	9.8
Exercise Price Range of Stock Options Exercisable, Weighted Average Exercise Price	$ 17.44
Exercise Price Range of Stock Options Exercisable, Weighted Average Remaining Contractual Life	4
$2.27 to $11.82 [Member]
Summary of outstanding and exercisable stock options
Exercise Price Range of Stock Options Outstanding, Number of Options	5.4
Exercise Price Range of Stock Options Outstanding, Weighted Average Exercise Price	$ 8.85
Exercise Price Range of Stock Options Outstanding, Weighted Average Remaining Contractual Life	4.6
Exercise Price Range of Stock Options Exercisable, Number of Options	4
Exercise Price Range of Stock Options Exercisable, Weighted Average Exercise Price	$ 8.18
Exercise Price Range of Stock Options Exercisable, Weighted Average Remaining Contractual Life	3.4
$11.83 to $21.38 [Member]
Summary of outstanding and exercisable stock options
Exercise Price Range of Stock Options Outstanding, Number of Options	4
Exercise Price Range of Stock Options Outstanding, Weighted Average Exercise Price	$ 19.53
Exercise Price Range of Stock Options Outstanding, Weighted Average Remaining Contractual Life	5.4
Exercise Price Range of Stock Options Exercisable, Number of Options	2.8
Exercise Price Range of Stock Options Exercisable, Weighted Average Exercise Price	$ 18.75
Exercise Price Range of Stock Options Exercisable, Weighted Average Remaining Contractual Life	3.6
$21.39 to $30.94 [Member]
Summary of outstanding and exercisable stock options
Exercise Price Range of Stock Options Outstanding, Number of Options	2
Exercise Price Range of Stock Options Outstanding, Weighted Average Exercise Price	$ 25.14
Exercise Price Range of Stock Options Outstanding, Weighted Average Remaining Contractual Life	5.3
Exercise Price Range of Stock Options Exercisable, Number of Options	2
Exercise Price Range of Stock Options Exercisable, Weighted Average Exercise Price	$ 25.14
Exercise Price Range of Stock Options Exercisable, Weighted Average Remaining Contractual Life	5.3
$30.95 to $40.51 [Member]
Summary of outstanding and exercisable stock options
Exercise Price Range of Stock Options Outstanding, Number of Options	1.3
Exercise Price Range of Stock Options Outstanding, Weighted Average Exercise Price	$ 36.17
Exercise Price Range of Stock Options Outstanding, Weighted Average Remaining Contractual Life	5.3
Exercise Price Range of Stock Options Exercisable, Number of Options	1
Exercise Price Range of Stock Options Exercisable, Weighted Average Exercise Price	$ 36.06
Exercise Price Range of Stock Options Exercisable, Weighted Average Remaining Contractual Life	4.7

Stock-Based Compensation (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Estimated fair value at date of grant of options for common stock granted
Weighted-average grant date fair value of options for our common stock granted during the year	$ 7.02	$ 5.6	$ 12.83
Weighted-average assumptions:
Dividend yield	2.60%	1.60%	1.20%
Volatility	39.00%	60.80%	33.40%
Risk-free interest rate	3.00%	2.30%	3.50%
Expected life (years)	6.5	6.5	6.5

Stock-Based Compensation (Details 3) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Summary of nonvested restricted stock unit activity and related information
Restricted Stock Units, Nonvested shares, Beginning Balance	6.1
Nonvested, Weighted-Average Fair Value, Beginning Balance	$ 16.24
Granted, Shares	2.1
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$ 21.05	$ 10.23	$ 30.13
Forfeited, Shares	(0.1)
Forfeited, Weighted-Average Fair Value	$ 19.87
Cancelled, Shares	(0.5)
Cancelled, Weighted-Average Fair Value	$ 0
Vested, Shares	(1)
Vested, Weighted-Average Fair Value	$ 28.67
Restricted Stock Units, Nonvested shares, Ending Balance	6.6	6.1
Nonvested, Weighted-Average Fair Value, Ending Balance	$ 16.97	$ 16.24

Stock-Based Compensation (Details 4) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Other restricted stock unit information
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$ 21.05	$ 10.23	$ 30.13
Total fair value of restricted stock units vested during the year ( $'s in millions)	$ 29	$ 28	$ 48

Stock-Based Compensation (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	May 20, 2010	May 17, 2007
Additional Stock Based Compensation (Textuals) [Abstract]
Unrecognized stock-based compensation expense	$ 46,000,000
Stock Based Compensation (Textuals) [Abstract]
Shares reserved for issuance	39,000,000	30,000,000		11,000,000	19,000,000
Shares available for future grants	19,000,000	11,000,000
Maximum number of shares of common stock available for sale under employee stock purchase plan					2,000,000
Maximum annual amount for purchase of common stock per participant under employee stock purchase plan					15,000
Number of shares eligible for employee to purchase per offering period	750
Percentage of purchase price is the lower of closing price of either the first or the last day of the offering period	85.00%
No. of shares purchases by employees	301,000
Average price of shares purchased	$ 15.36
Shares available for purchase under Employee stock purchase plan	1,000,000	1,300,000
Amortization of stock-based awards	48,000,000	43,000,000	31,000,000
Estimated forfeitures under employee stock-based awards	2,000,000
Unrecognized stock-based compensation expense, Weighted-average period of recognition in years	1.8
Total intrinsic value of options exercised	20,000,000	2,000,000	49,000,000
Cash received from stock option exercises	7,000,000	2,000,000	32,000,000
Tax benefit realized from stock options exercise	7,000,000	1,000,000	17,000,000
Performance based nonvested restricted stock units as a percent of total nonvested restricted stock units outstanding	26.00%
Range of vested shares based on the extent to which certain financial targets are achieved	zero percent to 200 percent of the original grant amount
Nonvested Restricted Stock Units [Member]
Additional Stock Based Compensation (Textuals) [Abstract]
Unrecognized stock-based compensation expense	41,000,000
Stock options [Member]
Additional Stock Based Compensation (Textuals) [Abstract]
Unrecognized stock-based compensation expense	$ 5,000,000

Fair Value Measurements (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Assets:
Energy derivatives	$ 613	$ 1,116
Liabilities:
Energy derivatives	289	1,006
ARO Trust Investments [Member]
Assets:
Energy derivatives	40	22
ARO Trust Investments [Member] | Level 1 [Member]
Assets:
Energy derivatives	40	22
ARO Trust Investments [Member] | Level 2 [Member]
Assets:
Energy derivatives	0	0
ARO Trust Investments [Member] | Level 3 [Member]
Assets:
Energy derivatives	0	0
Energy Derivatives [Member]
Assets:
Energy derivatives	573	1,094
Liabilities:
Energy derivatives	289	1,006
Energy Derivatives [Member] | Level 1 [Member]
Assets:
Energy derivatives	96	178
Energy Derivatives [Member] | Level 2 [Member]
Assets:
Energy derivatives	475	911
Energy Derivatives [Member] | Level 3 [Member]
Assets:
Energy derivatives	2	5
Energy Derivatives [Member] | Level 1 [Member]
Liabilities:
Energy derivatives	78	177
Energy Derivatives [Member] | Level 2 [Member]
Liabilities:
Energy derivatives	210	826
Energy Derivatives [Member] | Level 3 [Member]
Liabilities:
Energy derivatives	1	3
Level 1 [Member]
Assets:
Energy derivatives	136	200
Level 1 [Member]
Liabilities:
Energy derivatives	78	177
Level 2 [Member]
Assets:
Energy derivatives	475	911
Level 2 [Member]
Liabilities:
Energy derivatives	210	826
Level 3 [Member]
Assets:
Energy derivatives	2	5
Level 3 [Member]
Liabilities:
Energy derivatives	$ 1	$ 3

Fair Value Measurements (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net Energy Derivatives [Member]
Fair Value Measurements Using Significant Unobservable Inputs
Beginning balance	$ 2	$ 507	$ (14)
Realized and unrealized gains (losses):
Included in income (loss) from continuing operations	3	476	88
Included in other comprehensive income (loss)	2	(331)	486
Purchases, issuances, and settlements	(6)	(477)	(51)
Transfers into Level 3			3
Transfers out of Level 3		(173)	(5)
Ending balance	1	2	507
Unrealized gains (losses) included in income (loss) from continuing operations relating to instruments still held at December 31		2
Other Assets [Member]
Fair Value Measurements Using Significant Unobservable Inputs
Beginning balance	0	7	10
Realized and unrealized gains (losses):
Included in income (loss) from continuing operations	0		(3)
Included in other comprehensive income (loss)	0
Purchases, issuances, and settlements	0	(7)
Transfers into Level 3	0
Transfers out of Level 3	0
Ending balance	0	0	7
Unrealized gains (losses) included in income (loss) from continuing operations relating to instruments still held at December 31	$ 0

Fair Value Measurements (Details 2) (USD $) In Millions	12 Months Ended			3 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Sep. 30, 2010 Exploration & Production [Member]	Sep. 30, 2010 Exploration & Production [Member]	Dec. 31, 2010 Exploration & Production [Member]	Dec. 31, 2009 Exploration & Production [Member]	Dec. 31, 2010 Williams Partners [Member]	Dec. 31, 2009 Others [Member]
Impairment Of Assets Measured At Fair Value On Non Recurring Basis [Line Items]
Goodwill - Exploration & Production (see Note 4)	$ 1,000				$ 1,000	$ 1,003
Producing properties and acquired unproved reserves - Exploration & Production (see Note 4)				678		678	15
Certain gathering assets- Williams Partners (see Note 4)								9
Venezuelan property - Discontinued Operations (see Note 2)	(1)	(216)	(135)
Investment in Accroven - Other (see Note 3)									75
Cost-based investment - Exploration & Production (see Note 3)							11
Total Impairments	$ 1,690	$ 312

Fair Value Measurements (Details Textual) (USD $)	12 Months Ended			3 Months Ended		3 Months Ended		3 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010 Exploration & Production [Member] Possible [Member]	Sep. 30, 2010 Exploration & Production [Member] Probable [Member]	Sep. 30, 2010 Exploration & Production [Member] Barnett Shale [Member]	Sep. 30, 2010 Exploration & Production [Member] Piceance Highlands [Member]	Mar. 31, 2009 Venezuelan Property [Member]	Mar. 31, 2009 Venezuelan Property [Member] Accroven [Member]	Sep. 30, 2010 Exploration & Production [Member]	Sep. 30, 2010 Exploration & Production [Member]	Dec. 31, 2010 Exploration & Production [Member]	Dec. 31, 2009 Exploration & Production [Member]	Dec. 31, 2010 Williams Partners [Member]
Fair Value Measurements (Textuals) [Abstract]
After tax discount rate considered as part of estimate of probability weighted discounted cash flows						20.00%
Measurement of fair value considering other than temporary decline investment						$ 0
Measurement of FV considering deteriorating circumstances							0
Other Asset Impairment charge				503,000,000	175,000,000
Tenure of expiry of derivatives portfolio (months)	24
Fair value of natural gas-producing properties and cost of unproved properties exploration & production								320,000,000	320,000,000		22,000,000
Interim impairment assessment of goodwill								1,000,000,000	1,000,000,000
Percentage of decline in forward natural gas prices								22.00%	22.00%
Assumption for domestic reserve quantities								4,400	4,400
Forward prices of Gas equivalent for natural gas, natural gas liquids and oil , per thousand cubic feet				4.67					4.65
After tax discount rate, related to proved reserves				11.00%	13.00%			11.00%	11.00%
After tax discount rate related to unproved reserves		0.15	0.13
Implied fair value of goodwill								0	0
Impairment of goodwill	1,000,000,000								1,000,000,000	1,003,000,000
Impairments of producing properties and acquired unproved reserves								678,000,000		678,000,000	15,000,000
Assumption for reserve quantities				227
Measurement of fair value considering continued operation purchase of assets after tax discount rate						106,000,000
Fair Value Measured on Non Recurring Basis Certain Gathering Assets												$ 3,000,000
Interest of Exploration & Production in Venezuelan corporation						4.00%
Percent of derivatives expiring	99.00%

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Asset (Liability)
Cash and cash equivalents	$ 795	$ 1,867	$ 1,439	$ 1,699
Carrying Amount [Member]
Asset (Liability)
Cash and cash equivalents	795	1,867
Restricted cash (current and noncurrent)	28	28
ARO Trust Investments	40	22
Long-term debt, including current portion	(9,104)	(8,273)
Guarantees	(35)	(36)
Other	(23)	(23)
Net energy derivatives:
Energy commodity cash flow hedges	266	178
Other energy derivatives	18	(90)
Fair Value [Member]
Asset (Liability)
Cash and cash equivalents	795	1,867
Restricted cash (current and noncurrent)	28	28
ARO Trust Investments	40	22
Long-term debt, including current portion	(9,990)	(9,142)
Guarantees	(34)	(33)
Other	(25)	(25)
Net energy derivatives:
Energy commodity cash flow hedges	266	178
Other energy derivatives	$ 18	$ (90)

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details 1)	Dec. 31, 2010 MMBtu
Exploration Production [Member] | Options [Member] | Risk Management [Member]
Derivative Instruments Designated as Hedging Instruments
Net notional quantity of derivative designated As hedging instrument	(100,375,000)
Exploration Production [Member] | Index [Member] | Risk Management [Member]
Derivative Instruments Not Designated as Hedging Instruments
Net notional quantity of price risk derivative instruments not designated as hedging instruments	16,586,059
Exploration Production [Member] | Basis [Member] | Other Risk Management [Member]
Derivative Instruments Not Designated as Hedging Instruments
Net notional quantity of price risk derivative instruments not designated as hedging instruments	(14,766,500)
Exploration Production [Member] | Basis [Member] | Risk Management [Member]
Derivative Instruments Designated as Hedging Instruments
Net notional quantity of derivative designated As hedging instrument	(200,100,000)
Derivative Instruments Not Designated as Hedging Instruments
Net notional quantity of price risk derivative instruments not designated as hedging instruments	(20,195,000)
Williams Partners [Member] | Central Hub Risk [Member] | Risk Management [Member]
Derivative Instruments Not Designated as Hedging Instruments
Net notional quantity of price risk derivative instruments not designated as hedging instruments	(3,990,000)
Exploration Production [Member] | Central Hub Risk [Member] | Other Risk Management [Member]
Derivative Instruments Not Designated as Hedging Instruments
Net notional quantity of price risk derivative instruments not designated as hedging instruments	150,400
Exploration Production [Member] | Central Hub Risk [Member] | Risk Management [Member]
Derivative Instruments Designated as Hedging Instruments
Net notional quantity of derivative designated As hedging instrument	(200,100,000)
Derivative Instruments Not Designated as Hedging Instruments
Net notional quantity of price risk derivative instruments not designated as hedging instruments	(9,077,499)

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Fair value of energy commodity derivatives
Designated as hedging instruments, assets	$ 288	$ 352
Designated as hedging instruments, liabilities	22	174
Not designated as hedging instruments, assets	285	742
Not designated as hedging instruments, liabilities	267	832
Total derivatives, assets	573	1,094
Total derivatives, liabilities	289	1,006
Legacy Natural Gas Contracts From Former Power Business [Member]
Fair value of energy commodity derivatives
Not designated as hedging instruments, assets	186	505
Not designated as hedging instruments, liabilities	187	526
Other Contract [Member]
Fair value of energy commodity derivatives
Not designated as hedging instruments, assets	99	237
Not designated as hedging instruments, liabilities	$ 80	$ 306

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Pre-tax gains and losses for energy commodity derivatives designated as cash flow hedges, as recognized in accumulated other comprehensive income (loss) (AOCI) or revenues
Net gain recognized in other comprehensive income (loss) (effective portion)	$ 495	$ 262
Net gain reclassified from accumulated other comprehensive income (loss) into income (effective portion)	342	618
Gain recognized in income (ineffective portion)	$ 9	$ 4

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Pre-tax gains and losses for our energy commodity derivatives not designated as hedging instruments
Net gain	$ 18	$ 4
Revenues [Member]
Pre-tax gains and losses for our energy commodity derivatives not designated as hedging instruments
Net gain	46	37
Costs and Operating Expenses [Member]
Pre-tax gains and losses for our energy commodity derivatives not designated as hedging instruments
Net gain	$ 28	$ 33

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details 5) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Receivables by product or service
Sale of natural gas and related products and services	$ 635	$ 599
Transportation of natural gas and related products	149	160
Joint interest	71	56
Other	4	1
Total	$ 859	$ 816

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details 6) (USD $) In Millions	Dec. 31, 2010
Counterparty type
Credit risk exposure before credit reserve	$ 573
Credit reserves	0
Credit exposure after credit reserve	573
Standard & Poor's, BBB- Rating [Member] | Financial institutions [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	432
Standard & Poor's, BBB- Rating [Member] | Energy marketers and traders [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	0
Standard & Poor's, BBB- Rating [Member] | Gas and electric utilities [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	7
Standard & Poor's, BBB- Rating [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	439
Financial institutions [Member]
Counterparty type
Credit risk exposure before credit reserve	432
Energy marketers and traders [Member]
Counterparty type
Credit risk exposure before credit reserve	133
Gas and electric utilities [Member]
Counterparty type
Credit risk exposure before credit reserve	$ 8

Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk (Details 7) (USD $) In Millions	Dec. 31, 2010
Counterparty type
Credit risk exposure before credit reserve	$ 573
Credit reserves	0
Credit exposure after credit reserve	573
Standard & Poor's, BBB- Rating [Member] | Financial institutions [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	432
Standard & Poor's, BBB- Rating [Member] | Financial institutions [Member] | Moody's, Baa3 Rating [Member] | Fair Value, Concentration of Credit Risk, Master Netting Arrangements [Member]
Counterparty type
Credit risk exposure before credit reserve	317
Standard & Poor's, BBB- Rating [Member] | Energy marketers and traders [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	0
Standard & Poor's, BBB- Rating [Member] | Gas and electric utilities [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	7
Standard & Poor's, BBB- Rating [Member] | Gas and electric utilities [Member] | Moody's, Baa3 Rating [Member] | Fair Value, Concentration of Credit Risk, Master Netting Arrangements [Member]
Counterparty type
Credit risk exposure before credit reserve	3
Standard & Poor's, BBB- Rating [Member] | Total [Member] | Moody's, Baa3 Rating [Member] | Fair Value, Concentration of Credit Risk, Master Netting Arrangements [Member]
Counterparty type
Credit risk exposure before credit reserve	320
Standard & Poor's, BBB- Rating [Member] | Moody's, Baa3 Rating [Member]
Counterparty type
Credit risk exposure before credit reserve	439
Financial institutions [Member]
Counterparty type
Credit risk exposure before credit reserve	432
Financial institutions [Member] | Fair Value, Concentration of Credit Risk, Master Netting Arrangements [Member]
Counterparty type
Credit risk exposure before credit reserve	317
Energy marketers and traders [Member]
Counterparty type
Credit risk exposure before credit reserve	133
Gas and electric utilities [Member]
Counterparty type
Credit risk exposure before credit reserve	8
Gas and electric utilities [Member] | Fair Value, Concentration of Credit Risk, Master Netting Arrangements [Member]
Counterparty type
Credit risk exposure before credit reserve	3
Total [Member] | Fair Value, Concentration of Credit Risk, Master Netting Arrangements [Member]
Counterparty type
Credit risk exposure before credit reserve	320
Fair Value, Concentration of Credit Risk, Master Netting Arrangements [Member]
Counterparty type
Credit reserves	0
Credit exposure after credit reserve	$ 320

Financial Instruments Derivatives Guarantees and Concentration of Credit Risk (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Financial Instruments Derivatives Guarantees and Concentration of Credit Risk (Textuals) [Abstract]
Percentage of long term debt publicly traded	100.00%	97.00%
Cost investments not publicly traded	$ 2	$ 2
Expected duration of future net cash flows for derivatives classified as current (Months)	12
Collateral totaling of credit risk	8	96
Aggregate fair value of net derivative liability position	36	167
Reduced liability balance of credit risk	1	3
Additional collateral of credit risk	29	74
Maximum period hedged in cash flow hedge (Years)	two
Net gains of cash flow hedge to be reclassified into earnings within next year	148
Tax provision benefit of net gains of cash flow hedges to be reclassified into earnings within next year	88
Maximum potential exposure of guarantees	39	40
Carrying value of guarantees included in accrued liabilities	35	36
Portion of net credit exposure from derivatives represented by nine largest net counterparty associated with investment grade counterparties	99.00%
Portion of net credit exposure from derivatives represented by eight counterparty positions associated with Exploration & Production's hedging facility	81.00%
Collateral support under Exploration Productions hedging facility	19
Collateral support related to other derivative positions	$ 15
Customer accounted for ten percent of consolidated revenues	1

Contingent Liabilities and Commitments (Details) (USD $) In Millions	Dec. 31, 2010
Commitments
2011	$ 143
2012	137
2013	125
2014	127
2015	120
Thereafter	404
Total	$ 1,056

Contingent Liabilities and Commitments (Details Textual) (USD $)	1 Months Ended	12 Months Ended			24 Months Ended
	Feb. 28, 2011	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2006	Dec. 31, 2001	Dec. 31, 2010 Former Operations [Member]	Jan. 28, 2008 Plaintiff One [Member]	Mar. 31, 2008 Environmental Protection Agency [Member]	Dec. 31, 2010 Natural gas underground storage facilities [Member]	Dec. 31, 2010 Northwest Pipeline GP [Member]	Jan. 28, 2008 Plaintiff Two [Member]
Related Party Transaction [Line Items]
Environmental matters proposed penalty								$ 370,000
Accrued Environmental Loss liabilities		12,000,000				31,000,000			6,000,000	0
Litigation settlement against Williams, gross							11,000,000				4,000,000
Revenue from sale of electricity					89,000,000
Estimated exposure for actual damages				68,000,000
Potential interest in addition to actual damages				20,000,000
Additional of exposure for actual damages				199,000,000
Loss contingency accrual reduction			43,000,000
Loss contingency accrued interest reduction			11,000,000
Counter claim against Williams for sublease dispute	200,000,000
Commitments for construction and acquisition of property, plant and equipment		226,000,000
Commitments to an equity investee for natural gas gathering and treating services		$ 181,000,000
Number of year related to natural gas gathering and treating services		over seven years

Accumulated Other Comprehensive Loss (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Changes in the components of accumulated other comprehensive loss
Cash Flow Hedges, Beginning Balance	$ 75	$ 296	$ (157)
Foreign Currency Translation, Beginning Balance	136	53	129
Total, Beginning Balance	(168)	(80)	(121)
Cash Flow Hedges, Pre-income tax amount	488	262	714
Foreign Currency Translation, Pre-income tax amount	29	83	(76)
Total, Pre-income tax amount	434	395	74
Cash Flow Hedges, Income tax (provision) benefit	(185)	(99)	(270)
Total, Income tax (provision) benefit	(158)	(115)	(59)
Net reclassification into earnings of derivative instrument gains, Cash Flow Hedge	(211)	(384)	11
Total, Amortization included in net periodic benefit expense	32	39	15
Total, income tax provision on amortization	(11)	(16)	(5)
Cash Flow Hedges, Other Comprehensive Income, Net of Tax	92	(221)	455
Foreign Currency Translation, Other Comprehensive Income, Net of Tax	29	83	(76)
Total other comprehensive income/loss	86	(81)	36
Cash Flow Hedges, Allocation of other comprehensive income (loss) to noncontrolling interests			(2)
Total, Allocation of other comprehensive income (loss) to noncontrolling interests		(7)	5
Cash Flow Hedges, Ending Balance	167	75	296
Foreign Currency Translation, Ending Balance	165	136	53
Total, Ending Balance	(82)	(168)	(80)
Accumulated Other Comprehensive Loss (Textuals) [Abstract]
Cash flow Hedge, Income tax benefit on Net reclassification into earnings of derivative instrument gains	131	234	7
Pension Benefits [Member]
Changes in the components of accumulated other comprehensive loss
Prior Service Cost, Beginning Balance	(3)	(3)	(4)
Net Actuarial Gain (Loss), Beginning Balance	(388)	(434)	(97)
Net Actuarial Gain (Loss), Pre-Income tax amount	(71)	44	(565)
Net Actuarial Gain (Loss), Income tax (provision) benefit	24	(17)	213
Prior Service Cost, Amortization included in net periodic benefit expense	1	1	1
Net Actuarial Gain (Loss), Amortization included in net periodic benefit expense	35	42	13
Prior Service Cost, Income tax (provision) benefit on amortization		(1)
Total, income tax provision on amortization	(13)	(16)	(5)
Prior Service Cost, Other Comprehensive Income, Net of Tax	1		1
Net Actuarial Gain (Loss), Other Comprehensive Income, Net of Tax	(25)	53	(344)
Net Actuarial Gain (Loss), Allocation of other comprehensive income (loss) to noncontrolling interests		(7)	7
Prior Service Cost, Ending Balance	(2)	(3)	(3)
Net Actuarial Gain (Loss), Ending Balance	(413)	(388)	(434)
Other Postretirement Benefits [Member]
Changes in the components of accumulated other comprehensive loss
Prior Service Cost, Beginning Balance	10	6	(3)
Net Actuarial Gain (Loss), Beginning Balance	2	2	11
Net Actuarial Gain (Loss), Pre-Income tax amount	(12)	(1)	(15)
Prior Service Cost, Pre-Income tax amount		7	16
Net Actuarial Gain (Loss), Income tax (provision) benefit	3	1	6
Prior Service Cost, Income tax (provision) benefit			(8)
Prior Service Cost, Amortization included in net periodic benefit expense	(5)	(4)	1
Net Actuarial Gain (Loss), Amortization included in net periodic benefit expense	1
Prior Service Cost, Income tax (provision) benefit on amortization	2	1
Prior Service Cost, Other Comprehensive Income, Net of Tax	(3)	4	9
Net Actuarial Gain (Loss), Other Comprehensive Income, Net of Tax	(8)		(9)
Prior Service Cost, Ending Balance	7	10	6
Net Actuarial Gain (Loss), Ending Balance	$ (6)	$ 2	$ 2

Segment Disclosures (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues from external customers:
Total revenues	$ 9,600	$ 8,238	$ 11,851
Long-lived assets:
Long-lived assets	20,267	19,595	18,683
United States [Member]
Revenues from external customers:
Total revenues	9,343	8,048	11,590
Long-lived assets:
Long-lived assets	19,740	19,185	18,348
Other Countries [Member]
Revenues from external customers:
Total revenues	257	190	261
Long-lived assets:
Long-lived assets	$ 527	$ 410	$ 335

Segment Disclosures (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment revenues:
Total revenues	$ 9,600	$ 8,238	$ 11,851
Segment profit (loss)	479	1,716	2,968
Less:Equity earnings	163	136	137
Less:Income (loss) from investments	43	(75)	1
Segment operating income (loss)	273	1,655	2,830
General corporate expenses	(221)	(164)	(149)
Total operating income (loss)	52	1,491	2,681
Other financial information:
Additions to long-lived assets	3,890	2,395	3,676
Depreciation, depletion and amortization	1,496	1,452	1,259
Total assets and equity method investments by reporting segment
Total assets	24,972	25,280
Equity Method Investments	1,342	884	947
Williams Partners [Member]
Segment revenues:
Total revenues	5,715	4,602	5,847
Segment profit (loss)	1,574	1,317	1,425
Less:Equity earnings	109	81	76
Segment operating income (loss)	1,465	1,236	1,349
Other financial information:
Additions to long-lived assets	904	1,023	1,212
Depreciation, depletion and amortization	568	553	518
Total assets and equity method investments by reporting segment
Total assets	13,404	12,479
Equity Method Investments	1,045	593	524
Williams Partners [Member] | External [Member]
Segment revenues:
Total revenues	5,344	4,359	5,545
Williams Partners [Member] | Internal [Member]
Segment revenues:
Total revenues	371	243	302
Exploration & Production [Member]
Segment revenues:
Total revenues	4,026	3,667	6,156
Segment profit (loss)	(1,335)	401	1,401
Less:Equity earnings	20	18	20
Segment operating income (loss)	(1,355)	383	1,381
Other financial information:
Additions to long-lived assets	2,857	1,302	2,400
Depreciation, depletion and amortization	884	859	702
Total assets and equity method investments by reporting segment
Total assets	9,827	10,084
Equity Method Investments	104	95	87
Exploration & Production [Member] | External [Member]
Segment revenues:
Total revenues	3,229	3,126	5,091
Exploration & Production [Member] | Internal [Member]
Segment revenues:
Total revenues	797	541	1,065
Midstream Canada & Olefins [Member]
Segment revenues:
Total revenues	1,033	753	1,233
Segment profit (loss)	172	37	112
Less:Income (loss) from investments			1
Segment operating income (loss)	172	37	111
Other financial information:
Additions to long-lived assets	104	42	23
Depreciation, depletion and amortization	23	21	23
Total assets and equity method investments by reporting segment
Total assets	922	835
Equity Method Investments	0	0	0
Midstream Canada & Olefins [Member] | External [Member]
Segment revenues:
Total revenues	1,017	738	1,206
Midstream Canada & Olefins [Member] | Internal [Member]
Segment revenues:
Total revenues	16	15	27
Other [Member]
Segment revenues:
Total revenues	24	27	24
Segment profit (loss)	68	(39)	30
Less:Equity earnings	34	37	41
Less:Income (loss) from investments	43	(75)
Segment operating income (loss)	(9)	(1)	(11)
Other financial information:
Additions to long-lived assets	25	28	41
Depreciation, depletion and amortization	21	19	16
Total assets and equity method investments by reporting segment
Total assets	3,481	3,654
Equity Method Investments	193	196	336
Other [Member] | External [Member]
Segment revenues:
Total revenues	10	15	9
Other [Member] | Internal [Member]
Segment revenues:
Total revenues	14	12	15
Intercompany Eliminations
Segment revenues:
Total revenues	(1,198)	(811)	(1,409)
Total assets and equity method investments by reporting segment
Total assets	(2,662)	(1,772)
Equity Method Investments	0	0	0
Intercompany Eliminations | Internal [Member]
Segment revenues:
Total revenues	(1,198)	(811)	(1,409)
External [Member]
Segment revenues:
Total revenues	$ 9,600	$ 8,238	$ 11,851

Segment Disclosures (Details Textual) (Exploration & Production [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Exploration & Production [Member]
Segment Disclosures (Textuals) [Abstract]
Gas Management revenue for Exploration and Production	$ 1,743	$ 1,456	$ 3,244

Subsequent Events (Details)	12 Months Ended
Dec. 31, 2010
Subsequent Events (Textuals) [Abstract]
Portion of ownership interest offered as intial public interest	20.00%

Valuation and Qualifying Accounts (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance for doubtful accounts and for notes receivable [Member]
Valuation And Qualifying Accounts
Beginning Balance	$ 22	$ 29	$ 16
Additions Charged (Credited) To Cost and Expenses	(6)	4	15
Deductions	1	11	2
Ending Balance	15	22	29
Deferred Tax Asset Valuation Allowance [Member]
Valuation And Qualifying Accounts
Beginning Balance	289	224	274
Additions Charged (Credited) To Cost and Expenses	(40)	65	(14)
Deductions			36
Ending Balance	249	289	224
Price Risk Management Credit Reserves Assets [Member]
Valuation And Qualifying Accounts
Beginning Balance		6	1
Additions Charged (Credited) To Cost and Expenses		(3)	1
Additions Other		(3)	4
Ending Balance		0	6
Price Risk Management Credit Reserves Liabilities [Member]
Valuation And Qualifying Accounts
Beginning Balance	(3)	(15)	0
Additions Charged (Credited) To Cost and Expenses	3	12	(16)
Additions Other			1
Ending Balance	$ 0	$ (3)	$ (15)